UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3334

CALVERT SOCIAL INVESTMENT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2005

Item 1. Report to Stockholders.


SUPPLEMENT TO:

CALVERT SOCIAL INVESTMENT FUND BALANCED PORTFOLIO

Annual Report dated: September 30, 2005

Date of this Supplement: January 31, 2006

The performance information presented for Class I Shares since inception on page 12 of the Annual Report was reported incorrectly. Please replace it with the following information below. All other information remains the same.

Average Annual Total Return for Class I Shares since inception, through September 30, 2005 is 2.44%.


Calvert

Investments that make a difference

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September 30, 2005
Annual Report
Calvert Social
Investment Fund

Calvert

Investments that make a difference

An Ameritas Acacia Company

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Table of Contents

Chairman's Letter
2

President's Letter
6

Portfolio Management Discussion
9

Shareholder Expense Example
28

Report of Independent Registered Public Accounting Firm
33

Statements of Net Assets
34

Notes to Statements of Net Assets
70

Statements of Operations
74

Statements of Changes in Net Assets
76

Notes to Financial Statements
84

Financial Highlights
94

Explanation of Financial Tables
112

Proxy Voting and Availability of Quarterly Portfolio Holdings
114

Trustee and Officer Information Table
116

=====================================================

Dear Shareholder:

During this annual reporting period, markets have faced uncertainties, including the Gulf Coast hurricanes, oil and commodity price surges, huge US trade and fiscal deficits, the Iraq war, and continued soaring home prices.

Some believe the primary reason our markets have weathered these times relatively well is that the developing world -- including its petrodollars -- and Japan are generating substantial savings, which is, in effect, subsidizing US consumer spending. A portion of these non-US savings is being "loaned" to the US in the form of foreign countries' purchases of US bonds and in US securities investment. Americans can maintain a sense of wealth as this borrowed capital finds its way into the pockets of US consumers. Unfortunately, we are borrowing this money, not earning it, and both the borrowers and lenders are creating an unhealthy symbiosis that eventually must be adjusted. But convincing other countries whose economies have been built on export to focus more strongly on internal economic opportunities is a long-term process.

In My View

We could ameliorate the consequences of this imbalance through a sound energy policy, a stronger and more realistic focus on education, and immigration policies that foster productivity. I believe that if we do not take bold steps to address our need to pay debts without lowering our standard of living, we will see an even wider gap in America between rich and poor. Watching the response to Hurricane Katrina from a hotel room in Beijing, I was embarrassed in the presence of my Chinese colleagues as we appeared to be witnessing an event happening in a developing country with limited resources, not in the US. We must begin as a nation to regard our poor and underprivileged not as a wasted shame but as an investable resource.

Looking Ahead

In September, Federal Reserve (Fed) Chair Alan Greenspan indicated that while he believes the Fed has been able to orchestrate policy in the past, he is worried that too many have become too reliant on the Fed to deal with rising current-account and trade imbalances. This observation may mean that the Fed will continue raising interest rates until the country wakes up and takes collective responsibility and action through tax and fiscal policy changes. If this is the case, I anticipate heading into increased market volatility.

Investing in responsible companies with strong corporate values over this next period may be the right thing to do not only socially but also financially. While our equity funds suffered somewhat in the last year from a conscious lack of exposure to the non-renewable energy sector, it would appear that this sector may have peaked. Calvert's alternative energy investments, though modest, have performed well and should continue to do so. (See Special Equities, below.) Consumer sentiment may change when the winter heating bills arrive and higher interest rates on variable-rate mortgages arrest the rise in home prices. Such a change in psychology is likely to affect lower-quality companies the most, and those types of companies are generally under-represented in our portfolios.

Our bond portfolios maintain a focus on higher-quality companies and have provided rewarding performance. Our fixed-income portfolio managers are quite mindful of a possible increase in long-term interest rates, though, interestingly, the Fed's desire to increase short-term rates may dampen a dramatic rise in long-term rates.

Shareholder Activism

Calvert continues to encourage the companies we hold in our portfolios to become even better corporate citizens, particularly in the area of governance, through shareholder resolutions. During this reporting period, we filed 28 shareholder resolutions, 18 of which resulted in successful discussions with the companies.

For Calvert, board diversity is a major area of focus. Women -- who account for nearly half the US workforce, college graduates, and talent pool -- occupy just 14% of Fortune 1000 company board seats, while African Americans hold just 3% of those seats and Hispanics only 1%. Most of our shareholder resolutions during this reporting period were focused on corporate board diversity, and these efforts continue. In addition, we filed resolutions on executive compensation, non-discrimination in sexual orientation, climate change, disclosure and reporting, and contributions to political organizations and campaigns.

These results show that your investments in Calvert funds make a difference, raising awareness and effecting change in corporate America. Moreover, Calvert has joined with other institutional investors in the wake of the public focus on governance scandals and has helped coordinate strong efforts for change.

Special Equities

A modest but important portion of Calvert's portfolio is invested in private companies that make socially or environmentally helpful products or provide such services, both with a profit objective. As might be expected, our investments in alternative energy companies -- particularly Evergreen Solar and Distributed Energy Systems -- have increased substantially in value over the recent period as energy prices have soared and energy sources have been compromised.1

Although the CSIF Portfolios are domestic funds, a small percentage of their assets may be invested in foreign securities. Through the Special Equities program, CSIF Equity Portfolio made two new investments to support critical environmental and development goals in both India and China. The Small Enterprise Assistance Fund--India Growth Fund invests in small- and medium-size businesses -- the bedrock of economies and engines of growth -- across a variety of industries. The China Environment Fund 2004 is affiliated with Tsingua University (the MIT of China) and focuses on providing clean energy and industrial-process technologies to help Chinese companies operate with greater efficiency and less negative environmental impact.2

Community Investments

Our community investing program, administered through the Calvert Social Investment Foundation, directs approximately 1% of Calvert Social Investment Fund assets, at below-market rates, to investments that promote social justice. During this reporting period, the program made an investment to the Kentucky-based Housing Assistance Council, which supports low-income borrowers who seek financing for a home. One borrower served by the Council is the Hollingshead family, who were living in a deteriorating mobile home and who could not get bank credit. The Council helped this family by substituting a "sweat equity" down payment for a conventional cash deposit. The Council also trained the homebuyers and secured special contracts for work requiring licensed, skilled work such as plumbing and wiring. Now all six of the Hollingsheads are well settled in their new four-bedroom home and are proud that every member of the family worked on it for a total of 200 hours during construction.

We also made an indirect investment through the Foundation in the Media Development Loan Fund, which lends money to a network of independent radio-news outlets in Indonesia. The more than 400 local radio stations in this network are the only source promoting transparency in this new democracy of over 18,000 islands. The network links an audience of 20 million with 18-hours-per-day of locally produced, independent news and information, using an advertising model.

Calvert Leadership

On other fronts, Calvert remains active in a variety of efforts that seek a better world. Calvert has developed what are being called the "Katrina Principles" -- ways to consider investment in the hurricane-ravaged Gulf coast that respect best practices in redevelopment. (See our special report, "Learning from Katrina," at www.calvert.com.) We're also pleased that the Calvert Women's Principles -- our groundbreaking, one-year-old code of corporate conduct focusing on gender equality and women's empowerment -- were formally endorsed by both Starbucks and Dell.

Calvert became the first US-based asset management firm to sign on to the new Transparency Guidelines promulgated by the European Social Investment Forum. The guidelines were designed for use by retail SRI funds to provide more disclosure and increased accountability to investors.

Thank you for your support of so many significant efforts through your investment in Calvert Social Investment Fund.

Sincerely,

D. Wayne Silby
Chairman (Non-Executive)
Calvert Social Investment Fund
October 2005

1. On September 30, 2005, Evergreen Solar represented 0.1075% of CSIF Balanced Portfolio and Distributed Energy represented 0.00245%.

2. On September 30, 2005, China Environment Fund 2004 represented 0.0004% of CSIF Equity Portfolio and SEAF India International Growth Fund LLC represented 0.0124%.

Dear Shareholder:

The ongoing challenges to our markets and economy from steeply escalating energy prices, the ongoing war in Iraq and rising interest rates were exacerbated in the most recent quarter by the devastating effects of Katrina, Rita and Wilma. On a humanitarian level, Calvert joined the many corporations, and individual citizens, who responded quickly with financial assistance. Further, we crafted principles in support of a sustainable rebuilding philosophy in the Gulf region (see "Katrina Principles" on www.calvert.com.)

As investors, we worked to respond to these challenges and find opportunities to add value to the Funds we manage on your behalf. Despite the difficult environment, the economy and markets have shown strength over the past 12 months, with solid advances for small, mid-sized, and large US stocks.1 Overseas stocks showed even stronger returns, reflecting the growth potential of certain European and developing markets.2

This year we've pursued a number of important initiatives: adding to our family of funds; advancing our compliance and regulatory oversight; and expanding our public commitment in areas such as board diversity and the empowerment of women in business through our year-old Calvert Women's Principles. In addition, for the first time we underwrote a four-part series for public television, "The New Heroes," which highlights the work of leading social entrepreneurs--talented individuals who exemplify the "power of one" to drive positive social change in their communities. At Calvert, we remain committed to making a difference through our specialized investment management approach and our leadership on issues of importance to the communities we serve.

Additions to our Fund Family

Through market ups and downs, effective portfolio diversification3 has proven the most important factor in helping investors meet their long-term financial goals. That's why we at Calvert are committed to offering diverse investment products, and we encourage you to work with your financial advisor to develop an asset allocation strategy that's right for your situation.

Over the reporting period, we've added several new funds, in important asset class categories, to our family of funds. Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund were introduced in October 2004. Channing Capital Management is sub-advisor for the funds, led by veteran value manager Eric McKissack, CFA, and his three-person investment team -- who together have more than 40 years of investment experience. Both funds pursue an intrinsic-value investment strategy that seeks temporarily out-of-favor companies with strong management teams and competitive products.

In April 2005 we launched Calvert Conservative and Moderate Allocation Funds, followed in June with Calvert Aggressive Allocation Fund. These "Funds of Funds" invest in up to 11 underlying Calvert funds, offering broad asset class diversification in one convenient investment. In developing the Funds, we teamed with Ibbotson Associates, an independent asset allocation consultant.

Our value and allocation funds feature Double Diligence,TM Calvert's two-tiered research process that evaluates companies for both financial strength and corporate responsibility.

Advancing Our Regulatory Oversight

As you may be aware, 2004 was a significant year for mutual fund industry reform, which continues in 2005. The SEC issued new regulations for mutual fund companies on many fronts, governing codes of ethics, compliance programs, and disclosure requirements.

To further strengthen our compliance operations, we've restructured our Compliance Department, adding several positions and promoting Karen Becker, a Calvert veteran of 19 years, to Chief Compliance Officer for Calvert Funds. Formerly Senior Vice President of Client Services, Karen has overall compliance responsibility for the Funds and will develop and administer Fund policies and procedures designed to prevent violation of federal securities laws.

Calvert Issues Sustainability Report

We decided to examine our own corporate practices and policies this past year, and subsequently published our first Sustainability Report using Global Reporting Initiative or GRI guidelines. The 50-page report details Calvert's economic, social, and environmental performance and is available at www.calvert.com.

A Long-Term, Disciplined Outlook

We believe our disciplined investment process--which includes an emphasis on diversified portfolios--can lead to lower risk and competitive long-term performance relative to our peers. Calvert encourages you to work with a financial professional, who can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a thoughtful investment strategy.

As Calvert enters its 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to serving you in the year ahead.

Sincerely,

Barbara Krumsiek
President and CEO
Calvert Group, Ltd.
October 2005

1. For the 12 months ended September 30, 2005, larger-company stocks (S&P 500 Index) were up 12.25%; smaller-company stocks (Russell 2000(R) Index) advanced 17.95%; and mid-cap stocks (Russell Midcap(R) Index) gained 25.10%.

2. International stocks gained 22.95% in US dollars, as measured by the MSCI EAFETM Index.

3. Diversification does not protect an investor from market risks and does not assure a profit.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Portfolio Management Discussion

James B. O'Boyle
Portfolio Manager

Thomas A. Dailey
Portfolio Manager

of Calvert Asset
Management Company

Performance

For the 12-month reporting period ended September 30, 2005, Calvert Social Investment Fund Money Market Portfolio shares returned 1.94%, versus 1.85% for the Lipper Money Market Instrument Funds Average.

Investment Climate

Over the reporting period, the Federal Reserve's Open Market Committee (FOMC) raised the target Fed funds rate at each of its eight scheduled meetings. By the end of the period, the rate stood at 3.75%. Money-market interest rates, including that on the three-month Treasury bill, rose in response to these hikes.1 Confounding our expectations and those of most of the market, though, was the fact that there was virtually no increase in long-term interest rates over the reporting period. The benchmark 10-year Treasury yield moved slightly higher, to 4.34%. The 30-year fixed-rate mortgage rate rose from 5.19% to 5.91%.

The U.S. economy continued its pace of steady growth at 3.5% annualized, as measured by GDP (gross domestic product), over the first three quarters of the reporting period.2 Payroll growth was solid, averaging 193,000 new jobs monthly. Inflation rose with the headline CPI (consumer price index), up 3.6%. Core inflation, which excludes volatile food and energy prices, increased 2.1%.3 Rising inflation led the FOMC to consistently address the topic of inflation in its regular monetary policy statements.

Portfolio Strategy

Our portfolio strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

During the reporting period, we continued our strategy of maintaining a shorter-than-average maturity in order to take advantage of rising interest rates. The Portfolio continues to have a large exposure to weekly variable-rate demand notes, whose interest rates adjust with marketplace changes. In addition, we hold a portion of the Portfolio in US government agency securities in order to keep the Portfolio's average maturity near that of our peer-group.

Outlook

Monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level, i.e., neither overly accommodative nor overly restrictive. We believe the Fed funds target rate will eventually reach a minimum of 4% and would not be surprised to see it at 4.5% or more in 2006. As a result, we expect the FOMC to continue its campaign of steady rate hikes unless the economy shows signs of great strain.

Of course, much will depend on what the economic data indicate about the state of the economy going forward, especially in light of the Gulf Coast hurricanes this year. While the immediate impact of the hurricanes on the economy is difficult to assess, recent post-hurricane economic data show a pickup in manufacturing in September. High energy costs may restrain production temporarily, but we have seen the manufacturing sector continue to expand for more than two years. Given our outlook, we will continue to employ our current strategy with a watchful eye on the economy and the FOMC.

1. The three-month T-Bill yield rose 1.84 percentage points to 3.55%.

2. The third quarter 2005 GDP had not been released at the time of this writing.

3. Payrolls and CPI data available through August 2005.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Money Market Portfolio Statistics
September 30, 2005
Investment Performance
	6 Months	12 Months
	ended	ended
	9/30/05	9/30/05
Money Market Portfolio	1.25%	1.94%
Lipper Money Market Funds Avg.**	1.18%	1.85%

Maturity Schedule

Weighted Average
9/30/05	9/30/04
31 days	34 days

Average Annual Total Returns

One year	1.94%
Five year	1.81%
Ten year	3.38%
Since inception	5.13%
(10/21/82)

	% of Total
Investment Allocation	Investments
Taxable Variable Rate	87.1%
Demand Notes
U.S. Government Agencies	9.7%
and Instrumentalities
Loans and Deposit Receipts	1.4%
Guaranteed by U.S.
Government Agencies
Certificates of Deposit	1.2%
Taxable Municipal Obligations	0.6%
Total	100%

Total return assumes reinvestment of dividends. Past performance is no guarantee of future results.

**Source: Lipper Analytical Services, Inc.

Portfolio Management Discussion

Steve Falci,
Chief Investment Officer, Equities

of Calvert Asset Management Company

Performance

Calvert Social Investment Fund Balanced Portfolio Class A shares at NAV returned 9.68% for the 12-month reporting period ended September 30, 2005. Over the same period, the Russell 1000(R) Index returned 14.26% and the Lehman US Credit Index 2.74%. A mix of those indices weighted in a manner consistent with the Fund's long-term allocation of 60% to stocks and 40% to bonds would have produced a total return of 9.65%.

Investment Climate

Stock-market returns during the Portfolio's fiscal year were largely influenced by fluctuations in crude oil prices. We saw a strong rally in equity markets over the final months of 2004, driven by oil prices retreating from $60 per barrel and by the resolution of the US presidential election. However, in early 2005, energy stocks soared as crude-oil prices recovered, while other sectors lost ground. During a temporary dip in energy prices in the spring, other sectors, notably Health Care and Utilities, took the lead. The Portfolio's fiscal year closed with rising energy and energy-stock prices, accelerated by disrupted oil supplies resulting from Hurricanes Katrina and Rita. Despite the strong closing of energy stocks, other sectors that had rallied during the earlier slump in energy prices managed to hold onto their gains.

Of course, bond-market returns were driven by rising interest rates. Over the reporting period, the Federal Reserve's Open Market Committee (FOMC) raised the target Fed funds rate at each of its eight scheduled meetings. By the end of the period, the rate stood at 3.75%. Money-market interest rates, including three-month Treasury bill rates, rose in response to these hikes.1 Confounding our expectations and those of most of the market, though, was the fact that there was virtually no increase in long-term interest rates over the reporting period. The benchmark 10-year Treasury yield moved slightly higher, to 4.34%. The 30-year fixed-rate mortgage rate rose from 5.19% to 5.91%.

Portfolio Strategy

Equity portfolio

We use Calvert's Double DiligenceTM process to seek attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility. The equity allocation is designed to provide a US-core large-cap portfolio that utilizes our expertise in active fundamental and quantitative investment processes.

Despite the Portfolio's having no investments in the major oil stocks, our overweight to Other Energy provided strong sector performance relative to the Russell 1000(R) Index. Positive stock selection in Health Care also benefited the Portfolio, due in large part to the strong performance of health care services companies, including Wellpoint, McKesson, and Express Scripts.2

Challenges arose in the Technology sector. Overall, the Technology sector of the Russell 1000 Index performed well during the period, returning 15.7%. The Portfolio benefited slightly from being overweight to this sector. However, our sector holdings generally underperformed during the period, particularly our large-cap tech stock selections.

Fixed-income portfolio

Our portfolio strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

The fixed-income portion of the Portfolio has been positioned to benefit from rising rates across the maturity spectrum (short, intermediate, and long). Our short-duration strategy detracted from performance over the reporting period. While we correctly anticipated higher short-term rates, we did not expect the rally in longer-term bonds.

Over the period, there was a flattening of the yield curve (as the Fed continued to raise short-term interest rates, and longer-term bond yields declined). The Portfolio was positioned to take advantage of this flattening, with a relative overweight to longer-maturity bonds and an underweight to bonds with shorter maturities. This strategy was a strong driver of performance into the first quarter of 2005, when we felt that most of the spread compression had been realized.

From a sector perspective, the fixed-income portion of the Portfolio benefited from its significant exposure to floating-rate bonds. Interest rates for these bonds adjust based on short-term indices, which typically reset monthly or quarterly. As the Fed lifted short-term rates, the increase in rates on our floating-rate bonds helped performance.

The Portfolio had a high-quality bias for the entire period, given the very low additional yield being paid for holding lower-quality bonds. However, the overweight to higher credit quality hurt performance, as lower-rated securities outpaced those of higher quality.

Outlook

Crude oil and related-energy prices remain high, creating headwinds for other stock-market sectors. In mid-spring 2005, we saw that other stocks could excel when energy stocks lagged. Going into the end of the reporting period, despite additional energy-related shocks to the economy and market, both markets and the economy seemed to have performed well. We are optimistic that when the pressures created by high energy prices abate, the rest of the stock market is poised to advance.

Monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level, i.e., neither overly accommodative nor overly restrictive. We believe the Fed funds target rate eventually will reach a minimum of 4% and would not be surprised to see it at 4.5% or more in 2006. The fixed-income portion of the Portfolio continues to be well positioned for higher interest and wider yield spreads, which we believe should unfold with continued solid economic growth. As rates rise and credit-risk premiums increase, we plan to opportunistically add to portfolio duration and include a wider range of credit quality in bonds.

We believe the complementary styles of the Portfolio's current management team (SSgA Funds Management, Inc., New Amsterdam Partners LLC, and Calvert Asset Management Company) is reflected in recent results and is positioning the fund to reward the patience of our long-term investors.

October 2005

1. The three-month Treasury bill yield rose 1.84 percentage points to 3.55%.

2. As of September 30, 2005, Wellpoint constituted 1.29% of Fund net assets, McKesson 0.43%, and Express Scripts 0.30%.

Balanced Portfolio Statistics
September 30, 2005
Investment Performance
(total return at NAV)
	6 Months	12 Months
	ended	ended
	9/30/05	9/30/05
Class A	4.51%	9.68%
Class B	4.03%	8.62%
Class C	4.04%	8.67%
Class I**	4.79%	10.08%
Lehman U.S. Credit Index*	2.54%	2.74%
Russell 1000 Index*	6.08%	14.26%
Lipper Balanced Funds Avg.*	4.52%	9.78%

Ten Largest Long-Term Holdings

	% of Net Assets
Johnson & Johnson	1.5%
EOG Resources, Inc.	1.4%
Microsoft Corp.	1.4%
Procter & Gamble Co.	1.3%
Pfizer, Inc.	1.3%
International Business Machines Corp.	1.3%
WellPoint, Inc.	1.3%
Bank of America Corp.	1.3%
Intel Corp.	1.1%
XTO Energy, Inc.	1.1%
Total	13.0%

** Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Investment Performance, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Investment Performance, the Class A performance at NAV was used during the period September 30, 2004 through December 27, 2004.

* Source: Lipper Analytical Services, Inc.

Investment performance does not reflect the deduction of any front-end or deferred sales charge. TR represents total return.

Balanced Portfolio Statistics
September 30, 2005
Average Annual Total Returns
(with max. load)
Class A Shares
One year	4.48%
Five year	(0.70%)
Ten year	5.59%

Class B Shares
One year	3.62%
Five year	(0.94%)
Since inception	1.57%
(3/31/98)

Class C Shares
One year	7.67%
Five year	(0.73%)
Ten year	4.99%

Balanced Portfolio Statistics
September 30, 2005
Average Annual Total Returns
(with max. load)
Class I Shares*
One year	10.08%
Five year	0.65%
Since inception	9.14%
(2/26/99)

Asset Allocation	% of Total Investments
Equity Investments	63%
Bonds	33%
Cash & Cash Equivalents	4%
100%

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period June 30, 2003 through December 27, 2004.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. New subadvisors began effective June 30, 2004. Earlier subadvisor changes occurred in March 2002 and July 1995.

Past performance is no guarantee of future results.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager

Matt Nottingham, CFA
Portfolio Manager
of Calvert Asset Management Company

Performance

Calvert Social Investment Fund Bond Portfolio Class A shares at NAV produced a total return of 5.05% for the 12-month reporting period ended September 30, 2005. The benchmark Lehman US Credit Index returned 2.74% for the same period.

Investment Climate

Over the reporting period, the Federal Reserve's Open Market Committee (FOMC) raised the target Fed funds rate at each of its eight scheduled meetings. By the end of the period, the rate stood at 3.75%. Money-market interest rates, including that on the three-month Treasury bill, rose in response to these hikes.1 Confounding our expectations and those of most of the market, though, was the fact that there was virtually no increase in long-term interest rates over the reporting period. The benchmark 10-year Treasury yield moved slightly higher, to 4.34%. The 30-year fixed-rate mortgage rate rose from 5.19% to 5.91%.

The U.S. economy continued its pace of steady growth at 3.5% annualized, as measured by GDP (gross domestic product), over the first three quarters of the reporting period.2 Payroll growth was solid, averaging 193,000 new jobs monthly. Inflation rose with the headline CPI (consumer price index), up 3.6%. Core inflation, which excludes volatile food and energy prices, increased 2.1%.3 Rising inflation led the FOMC to consistently address the topic of inflation in its regular monetary policy statements.

Portfolio Strategy

Our strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

The Portfolio has been positioned to benefit from rising rates across the maturity spectrum (short, intermediate, and long). Our short-duration strategy detracted from performance over the reporting period. While we correctly anticipated higher short-term rates, we did not expect the rally we saw in longer-term rates.

As the FOMC continued to raise short-term rates, and as longer-term bond yields declined, the difference between yields on two-year Treasury notes and 10-year Treasury notes compressed, in what is known as a yield-curve flattening. The Portfolio was positioned to take advantage of this flattening, with a relative overweight to longer-maturity bonds and an underweight to bonds with shorter maturities. This strategy was a strong driver of performance into the first quarter of 2005, when we felt that most of the spread compression had been realized. For a short period during the summer, the Portfolio was positioned to take advantage of yet more compression between short-term and long-term rates.

From a sector perspective, the Portfolio benefited from its significant exposure to floating-rate bonds. Interest rates for these bonds adjust based on short-term indices, which typically reset monthly or quarterly. As the FOMC raised short-term rates, the increase in rates on our floating-rate bonds helped performance.

The Portfolio had a high-quality bias for the entire period, given the very low additional yield being paid for holding lower-quality bonds. However, during the period, the overweight to higher credit quality (bonds rated A and higher) hurt performance, as lower-rated securities (bonds rated BBB) outpaced those of higher quality. Notably, this trend began to reverse in the last quarter, with higher-quality bonds outperforming lower-rated bonds late in the period.

CSIF Bond Portfolio successfully avoided the sharp sell off and drop in price of General Motors and Ford bonds when both dropped in credit rating in early 2005. Both companies fail the Calvert Social Research Department's social and environmental screens and are therefore ineligible for purchase by this Portfolio. The Portfolio's lack of exposure to these bonds and to the auto industry in general helped its relative and absolute performance relative to its benchmark and peer group.

Outlook

Monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level, i.e., neither overly accommodative nor overly restrictive. We believe the Fed funds target rate will eventually reach a minimum of 4% and would not be surprised to see it at 4.5% or more in 2006. As a result, we expect the FOMC to continue its campaign of steady rate hikes unless the economy shows signs of great strain.

Of course, much will depend on what the economic data indicate about the state of the economy going forward, especially in light of the Gulf Coast hurricanes this year. While the immediate impact of the hurricanes on the economy is difficult to assess, recent post-hurricane economic data show a pickup in manufacturing in September. High energy costs may restrain production temporarily, but we have seen the manufacturing sector continue to expand for more than two years.

Looking ahead, we are confident our four-tiered FourSightTM strategy can continue to uncover attractive investment opportunities for the Portfolio. We will continue to position the Portfolio defensively in view of rising interest rates and to monitor the yield curve, making portfolio adjustments as necessary.

October 2005

1. The three-month Treasury bill yield rose 1.84 percentage points to 3.55%.

2. The third quarter 2005 GDP had not been released at the time of this writing.

3. Payrolls and CPI data available through August 2005.

Bond Portfolio Statistics
September 30, 2005
Investment Performance
(total return at NAV)

	6 Months	12 Months
	ended	ended
	9/30/05	9/30/05
Class A	2.78%	5.05%
Class B	2.31%	4.03%
Class C	2.35%	4.09%
Class I	3.08%	5.63%
Lehman U.S. Credit Index**	2.54%	2.74%
Lipper Corporate Debt Funds A Rated Avg.**	1.99%	2.60%

Maturity Schedule
Weighted Average
9/30/05	9/30/04
11 years	9 years

SEC Yields
	30 days ended
	9/30/05	9/30/04
Class A	3.32%	2.30%
Class B	2.49%	1.50%
Class C	2.56%	1.51%
Class I	4.01%	2.97%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

TR represents total return.

**Source: Lipper Analytical Services, Inc.

Bond Portfolio
Statistics
September 30, 2005
Average Annual Total Returns
(with max. load)
Class A Shares
One year	1.09%
Five year	6.72%
Ten year	6.25%

Bond Portfolio
Statistics
September 30, 2005
Average Annual Total Returns
(with max. load)

Class B Shares
One year	0.03%
Five year	6.53%
Since inception	5.36%
(3/31/98)

Class C Shares
One year	3.09%
Five year	6.50%
Since inception	5.20%
(6/1/98)

Class I Shares
One year	5.62%
Five year	8.15%
Since inception	7.91%
(3/31/00)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. Past performance is no guarantee of future results.

Bond Portfolio Statistics
September 30, 2005
Economic Sectors	% of Total Investments
Asset Backed Securities	12.1%
Banks	9.3%
Brokerages	4.1%
Financial Services	8.6%
Industrial	9.1%
Industrial - Finance	0.7%
Insurance	5.6%
Municipal Obligations	28.7%
Real Estate Investment Trusts	2.9%
Special Purpose	5.4%
U.S. Government Agency Obligations	12.0%
Utility	1.5%
Total	100.0%

Portfolio Management Discussion

Dan Boone
of Atlanta Capital Management Company

Performance

For the 12-month reporting period ended September 30, 2005, Calvert Social Investment Fund Equity Portfolio Class A shares at NAV returned 11.86%. For the same period, the S&P 500 Index returned 12.25%.

Investment Climate

The positives of strong economic and profit growth more than offset the negatives of rising energy prices, rising short-term interest rates, and agonizingly slow progress in establishing a free Iraq. The two major hurricanes this fall may have slowed the rate of economic expansion.

The broad market, as measured by the S&P 500 Index, increased 12.25%. During the past 12 months, all sectors within the S&P 500 posted positive returns except Autos and Transportation, but differences among sector returns were wide. The energy-related sectors -- Integrated Oils and Other Energy -- were up more than 38% and 68%, respectively, while Autos and Transportation each lost under 2%. In addition to energy-related sectors, the other above-index-return performers were Utilities, Technology, and Producer Durables. Lagging the S&P 500 Index's total return were Financial Services, Materials and Processing, Health Care, Consumer Discretionary, and Other.

Contrary to our expectations, both high-quality and growth stocks remained out of favor with investors for the second year in a row. High-quality stocks in the S&P 500 -- as measured by stocks ranked B+ or higher by Standard & Poor's Corporation -- increased 10.1%, while stocks ranked B or lower increased 17.0%. Among large-cap stocks, growth stocks significantly lagged value stocks. For example, the Russell Top 200 Growth Index increased just 7.8%, while the Russell Top 200 Value Index rose 12.6%.

Portfolio Strategy

The Portfolio is managed using Calvert's Double DiligenceTM process, seeking attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility.

For the reporting period, the Portfolio trailed the S&P 500 Index by just 0.39%. Our sector-weighting decisions were modestly positive except in Utilities and the two energy-related sectors, where, as is typical for a growth manager, we were underweight. These underweights detracted about 1.5% from performance. Fortunately, our overall individual stock selection added 2.6% to overall performance.

Selection was very good in Other Energy, Utilities, Financial Services, Consumer Discretionary, and Health Care. Only Technology and Producer Durables imposed a significant drag from stock selection. Our two energy stocks repeated last year's outstanding performance, with EOG Resources up 128% and Questar Corp. up 95%. Other outstanding long-term holdings were Franklin Resources (up 55%), Amgen (up 40%), and Fiserv (up 31%). On the downside, two mid-sized technology companies -- Zebra Technologies (down 28%) and Lexmark (down 25%) -- were fundamental disappointments, in both cases because of earnings shortfalls. In addition, many large-cap, high-quality technology leaders like Cisco Systems, Microsoft, and Dell languished and so did not provide the upside we expected. These three stocks did not experience any deterioration in their fundamentals and look very attractive to us at their current lower valuations.

Outlook

While we are cautious about the near-term market outlook, we are increasingly optimistic for the longer term.

Consumers have been spending at unprecedented rates relative to income. The officially reported savings rate is now at its lowest level ever. Recently, the Federal Reserve (Fed) expressed concern about price increases spreading across the economy, as businesses seek to pass on costs to consumers. We believe the Fed is likely to continue raising short-term rates, probably to 4.5%. In addition, we expect oil and gas prices to remain high, affecting consumers' ability and willingness to spend.  All these factors make us cautious in the near term.

However, they also make us increasingly optimistic for the longer term. The market's valuation has declined sharply with the rise in interest rates over the past 15 months. If the economy slows, housing markets cool, and energy prices fall, economic excesses should lessen, signaling an end to the Fed's interest-rate increases. Such a development would be greeted by a stronger equity market.(Note, however, that if the combined pressures of further short-term interest rate increases and high energy prices cause weaker economic and profits growth than most investors now anticipate, the stock market could be negatively affected.)

We are enthusiastic about the relative prospects for the high-quality, socially responsible growth companies we seek for the Portfolio. We anticipate that lower-quality, more cyclical companies should have a more difficult time increasing profits in a slowing economic environment with rising interest rates. However, companies less sensitive to the economy and with less debt should sustain higher earnings growth and be more attractive.

October 2005

As of September 30, 2005, the following companies represented the following percentages of Portfolio net assets: EOG Resources 3.89%, Questar Corp. 3.07%, Franklin Resources 1.05%, Amgen 3.64%, Fiserv 2.09%, Zebra Technologies 1.36%, Lexmark 1.27%, Cisco Systems 2.68%, Microsoft 2.78%, and Dell 2.84%. All holdings are subject to change without notice.

Equity
Portfolio Statistics
September 30, 2005
Investment Performance
(total return at NAV)

	6 Months	12 Months
	ended	ended
	9/30/05	9/30/05
Class A	5.02%	11.86%
Class B	4.59%	10.91%
Class C	4.64%	11.00%
Class I	5.32%	12.48%
S&P 500 Index Mthly. Reinvested*	5.02%	12.25%
Lipper Multi-Cap Core Funds Avg.*	6.51%	14.64%

Ten Largest Stock Holdings

	% of Net Assets
EOG Resources, Inc.	3.9%
Amgen, Inc.	3.6%
Questar Corp.	3.1%
Illinois Tool Works, Inc.	3.0%
American Express Co.	2.9%
Dell, Inc.	2.8%
Microsoft Corp.	2.8%
Pfizer, Inc.	2.7%
Cisco Systems, Inc.	2.7%
Kohl's Corp.	2.6%
Total	30.1%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

*Source: Lipper Analytical Services, Inc.

Equity
Portfolio Statistics
September 30, 2005
Average Annual Total Returns
(with max. load)
Class A Shares
One year	6.53%
Five year	1.98%
Ten year	9.42%

Class B Shares
One year	5.91%
Five year	1.88%
Since inception	5.16%
(3/31/98)

Equity Portfolio Statistics
September 30, 2005
Average Annual Total Returns
(with max. load)

Class C Shares
One year	10.00%
Five year	2.13%
Ten Year	8.91%

Class I Shares
One year	12.48%
Five year	3.50%
Since inception	6.62%
(11/1/99)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 4.75%. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. New subadvisor assumed management of the Portfolio effective September 1998. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Equity Portfolio Statistics
Economic Sectors	% of Total Investments
Consumer Discretionary	17.1%
Consumer Staples	6.1%
Financial Services	16.8%
Health Care	20.2%
Materials & Processing	3.3%
Other	1.0%
Other Energy	4.4%
Producer Durables	12.0%
Technology	13.2%
U.S. Government Agency Obligations	2.6%
Utilities	3.1%
Venture Capital	0.2%
Total	100.0%

Portfolio Management Discussion

Arlene Rockefeller
of SSgA Funds Management

Performance

Calvert Social Investment Fund Enhanced Equity Portfolio Class A shares at NAV returned 11.03% for the 12-month reporting period ended September 30, 2005. The Portfolio's benchmark, the Russell 1000(R) Index, returned 14.26%. The Portfolio lagged because of individual stock selection, primarily within the Technology sector.

Investment Climate

The economy completed its third consecutive year of above-trend growth during the reporting period. Healthy economic growth translated into rising corporate profits and higher stock prices. Small-cap stocks continued their recent dominance over large-cap names. For example, the Russell 2000(R) Index of small-cap stocks returned 17.92% over the reporting period, outpacing the large-cap Russell 1000 Index by more than 3%.

Economic reports were consistently positive over the reporting period. Estimates suggest that GDP (gross domestic product) grew 3.6% for the year ended September 30, 2005. In fact, most economic drivers, including housing investment and consumer spending, continued to show strength. Broad economic strength found its way into corporate profits, which have persistently shown double-digit percentage growth through the period. This growth pushed the unemployment rate down to 4.9% in August, versus the 5.4% rate 12 months earlier.

The downside of stronger economic growth manifested in rising energy prices and tighter Federal Reserve (Fed) monetary policy. Crude oil prices rose from $45 to $65 during the reporting period, driven by stronger demand and constrained supply. In addition, Hurricane Katrina inflicted severe structural damage to oil rigs in the Gulf of Mexico, putting further pressure on energy prices. The Fed, feeling that the risks of inflation outweighed the risks of any long-term economic damage from the hurricane, pushed the Fed funds rate up to 3.75% by period end.

Portfolio Strategy

The Portfolio is managed using Calvert's Double DiligenceTM process, seeking attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility.

Sector/industry

Despite rising energy prices, sector allocation added marginal value to Portfolio performance through the reporting period. Surging oil prices and consistently rising commodity prices pushed stocks of the Integrated Oils Sector up 39% over the past year. While the Portfolio has no investment in Integrated Oils, we made up for this negative position by carrying a strong exposure to Other Energy stocks. This sector is composed largely of service firms and companies that explore for cleaner natural gas. Other Energy jumped 79% over the past year, as rising gas prices helped to make this the top-performing market sector.

During July 2005, the Portfolio strategically boosted holdings in the Energy sector. We made this decision in response to firming world-wide demand and constrained supplies. This move helped to reduce risk relative to the benchmark, as the Portfolio decreased its underweight to energy relative to the Russell 1000 Index.

Stock-specific

Stock selection, particularly in Technology, detracted from Portfolio performance through the reporting period.

The Portfolio tends to carry a natural overweight to larger-cap technology stocks for the purpose of risk control. The social screens exclude a fair number of large-cap companies from Portfolio investment. For example, Exxon Mobil, General Electric, and Citigroup are all ineligible. In order to keep the Portfolio's average market cap close to that of its benchmark, we take significant positions in other large-cap names, often from the Technology sector. Microsoft, Intel, IBM, and Dell are among such candidates.

Over the past year, Portfolio returns were hurt by sub-par performance from several large-cap technology companies, including IBM (-6%), Dell (-4%), and Cisco Systems, Inc.

(-1%). IBM was hit particularly hard during the first quarter after missing an earnings forecast and by Apple's decision to start using Intel processors. Dell struggled during the year because of concerns about falling market share and consistently falling computer prices. Cisco traded in a flat range all year, with investor sentiment on the stock shifting down after management forecast earnings lower for 2006.

Stock selection within the Energy sector helped to offset Technology selection. The Portfolio benefited from a 128% rise in the shares of EOG Resources. This developer and producer of natural gas saw over 80% growth in earnings, driven by sharply higher gas prices. In addition, shares of XTO Energy rose 87% over the reporting period as a result of the company's earnings rise of 75% and top-line sales increase of 67%.

Outlook

Our greatest concern at this point is with Fed policy. The Fed embarked on a cycle of Fed funds rate increases in June 2004. Since then, the rate has been increased at each Open Market Committee meeting, ending the reporting period at 3.75%. This percentage puts the yield on 10-year Treasury notes at 4.35%.

Our concern is that the Fed is showing more apprehension with regard to inflation than is the market. If the market is right in its judgment, then the Fed risks causing an inverted yield curve. (When the yield curve is inverted, long-term interest rates provide lower yields than do short-term interest rates.) Inverted yield curves are historically bad for the economy and bad for the markets. The last such episode, in the fall of 2000, precipitated the recession and bear market of 2001.

In that kind of market environment, a value approach to stock selection tends to perform much better than a growth approach. As a result, the CSIF Enhanced Equity Portfolio intends to maintain a full exposure to our valuation-driven model over the next year, focusing on attractively priced stocks that generate consistent cash flow. This strategy has worked well for our shareholders over time.

October 2005

As of September 30, 2005, the following companies represented the following percentages of Portfolio net assets: Microsoft 2.45%, Intel 2.60%, IBM 2.42%, Dell 1.74%, Cisco Systems, Inc. 1.68%, EOG Resources 1.87%, and XTO Energy 0.95%. All holdings are subject to change without notice.

Enhanced Equity
Portfolio Statistics
September 30, 2005
Investment Performance
(total return at NAV)
	6 Months	12 Months
	ended	ended
	9/30/05	9/30/05
Class A	4.94%	11.03%
Class B	4.39%	10.04%
Class C	4.43%	10.06%
Class I**	5.16%	10.97%
Russell 1000 Index*	6.08%	14.26%
Lipper Large-Cap Core Funds Avg.*	4.97%	11.54%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

* Source: Lipper Analytical Services, Inc.

** Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Investment Performance, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Investment Performance, the Class A performance at NAV was used during the period September 30, 2004 through April 29, 2005.

Enhanced Equity
Portfolio Statistics
September 30, 2005
Average Annual Total Returns
(with max. load)

Class A Shares
One year	5.45%
Five year	(1.97%)
Since inception	2.54%
(4/15/98)

Class B Shares
One year	4.66%
Five year	(2.25%)
Since inception	2.09%
(4/15/98)

Enhanced Equity
Portfolio Statistics
September 30, 2005
Average Annual Total Returns
(with max. load)

Class C Shares
One year	8.75%
Five year	(2.03%)
Since inception	2.66%
(6/1/98)

Class I Shares*
One year	10.97%
Five year	(0.79%)
Since inception	3.47%
(4/15/98)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through April 29, 2005.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A, B and I shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. The month-end date of 4/30/98 is used for comparison purposes only; actual Fund inception is 4/15/98. Past performance is no guarantee of future results.

Enhanced Equity
Portfolio Statistics
September 30, 2005
Ten Largest Stock Holdings
% of Net Assets
Pfizer, Inc.	2.8%
Johnson & Johnson	2.7%
Bank of America Corp.	2.7%
Intel Corp.	2.6%
Microsoft Corp.	2.5%
International Business Machines Corp.	2.4%
Procter & Gamble Co.	2.1%
SBC Communications, Inc.	2.1%
Time Warner, Inc.	2.0%
JP Morgan Chase & Co.	1.9%
Total	23.8%

% of Total
Economic Sectors	Investments
Auto & Transportation	0.6%
Consumer Discretionary	13.5%
Consumer Staples	4.4%
Financial Services	24.7%
Health Care	14.6%
Materials & Processing	1.9%
Other	1.0%
Other Energy	6.3%
Producer Durables	6.6%
Technology	16.1%
Utilities	10.3%
Total	100%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2005 to September 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. The Enhanced Equity Portfolio charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Money Market	4/1/05	9/30/05	4/1/05 - 9/30/05
Actual	$1,000.00	$1,012.50	$4.41
Hypothetical	$1,000.00	$1,020.68	$4.43
(5% return per
year before expenses)

*Expenses for Money Market are equal to the annualized expense ratio of 0.875%, multiplied by the average account value over the period, multiplied by 183/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Balanced	4/1/05	9/30/05	4/1/05 - 9/30/05
Class A
Actual	$1,000.00	$1,045.10	$6.15
Hypothetical	$1,000.00	$1,019.06	$6.07
(5% return per
year before expenses)
Class B
Actual	$1,000.00	$1,040.30	$11.09
Hypothetical	$1,000.00	$1,014.19	$10.95
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$1,040.40	$10.93
Hypothetical	$1,000.00	$1,014.36	$10.79
(5% return per
year before expenses)
Class I
Actual	$1,000.00	$1,047.90	$3.70
Hypothetical	$1,000.00	$1,021.46	$3.65
(5% return per
year before expenses)

*Expenses for Balanced are equal to the annualized expense ratios of 1.20%, 2.17%, 2.14% and 0.72% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Bond	4/1/05	9/30/05	4/1/05 - 9/30/05
Class A
Actual	$1,000.00	$1,027.80	$5.79
Hypothetical	$1,000.00	$1,019.36	$5.77
(5% return per
year before expenses)
Class B
Actual	$1,000.00	$1,023.10	$10.58
Hypothetical	$1,000.00	$1,014.61	$10.53
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$1,023.50	$10.18
Hypothetical	$1,000.00	$1,015.01	$10.13
(5% return per
year before expenses)
Class I
Actual	$1,000.00	$1,030.80	$3.03
Hypothetical	$1,000.00	$1,022.08	$3.02
(5% return per
year before expenses)

*Expenses for Bond are equal to the annualized expense ratios of 1.14%, 2.09%, 2.01%, and 0.60% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Equity	4/1/05	9/30/05	4/1/05 - 9/30/05
Class A
Actual	$1,000.00	$1,050.20	$6.34
Hypothetical	$1,000.00	$1,018.88	$6.25
(5% return per
year before expenses)
Class B
Actual	$1,000.00	$1,045.90	$10.66
Hypothetical	$1,000.00	$1,014.65	$10.49
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$1,046.40	$10.21
Hypothetical	$1,000.00	$1,015.09	$10.05
(5% return per
year before expenses)
Class I
Actual	$1,000.00	$1,053.20	$3.46
Hypothetical	$1,000.00	$1,021.70	$3.40
(5% return per
year before expenses)

*Expenses for Equity are equal to the annualized expense ratios of 1.23%, 2.08%, 1.99%, and 0.67% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Enhanced Equity	4/1/05	9/30/05	4/1/05 - 9/30/05
Class A
Actual	$1,000.00	$1,049.40	$7.10
Hypothetical	$1,000.00	$1,018.14	$6.99
(5% return per
year before expenses)
Class B
Actual	$1,000.00	$1,043.90	$11.91
Hypothetical	$1,000.00	$1,013.42	$11.73
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$1,044.30	$11.72
Hypothetical	$1,000.00	$1,013.60	$11.54
(5% return per
year before expenses)
Class I**
Actual	$1,000.00	$1,051.60	$4.17
Hypothetical	$1,000.00	$1,021.01	$4.10
(5% return per
year before expenses)

*Expenses for Enhanced Equity are equal to the annualized expense ratios of 1.38%, 2.32%, 2.29% and 0.81% for Class A, Class B, Class C, and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365.

**Class I shares resumed upon shareholder investment on April 29, 2005. Therefore, there was a time during the reporting period when there were no shareholders in Class I. For purposes of reporting the total return, Class A performance at NAV is used during the period in which there were no shareholders in Class I. For purposes of this total return, the Class A performance at NAV was used during the period April 1, 2005, through April 29, 2005.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Calvert Social Investment Fund:

We have audited the accompanying statements of net assets of the Calvert Money Market, Balanced, Bond, Equity, and Enhanced Equity Portfolios, each a series of the Calvert Social Investment Fund, as of September 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 16, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Money Market, Balanced, Bond, Equity, and Enhanced Equity Portfolios as of September 30, 2005 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, PA
November 17, 2005

Money Market Portfolio
Statement of Net Assets
September 30, 2005

U.S. Government Agencies and	Principal
Instrumentalities - 9.3%	Amount	Value
Fannie Mae:
2.50%, 5/10/06	$1,000,000	$992,641
3.25%, 7/12/06	1,000,000	996,155
Fannie Mae Discount Notes, 3/31/06	1,000,000	982,855
Federal Home Loan Bank:
1.70%, 12/30/05	1,000,000	996,531
1.90%, 4/12/06	1,000,000	991,089
3.60%, 5/24/06 (r)	1,000,000	1,000,000
3.55%, 6/22/06 (r)	1,000,000	1,000,000
4.00%, 7/28/06	1,000,000	1,000,000
4.20%, 10/6/06	1,000,000	1,000,000
Federal Home Loan Bank Discount Notes:
2/10/06	1,000,000	986,048
6/2/06	1,000,000	976,617
Freddie Mac, 3.70%, 6/30/06	2,000,000	2,000,000
Freddie Mac Discount Notes:
12/13/05	1,000,000	994,251
5/30/06	1,000,000	976,737

Total U.S. Government Agencies and Instrumentalities
(Cost $14,892,924)		14,892,924

Depository Receipts For U.S. Government
Guaranteed Loans - 1.3%
Colson Services Corporation Loan Sets:
5.344%, 7/26/10 (c)(h)(r)	93,103	93,133
5.25%, 1/22/11 (c)(h)(r)	107,354	107,348
5.50%, 3/23/12 (c)(h)(r)	103,959	104,204
5.375%, 5/29/12 (c)(h)(r)	334,467	334,462
5.25%, 8/10/12 (c)(h)(r)	1,084,859	1,090,067
5.00%, 9/2/12 (c)(h)(r)	377,694	379,151

Total Depository Receipts For U.S. Government Guaranteed
Loans (Cost $2,108,365)		2,108,365

Variable Rate Loans Guaranteed by Agencies
of The U.S. Government - 0.0%
Loan pools, 2.65%, 3/1/07 (h)(r)	45,478	45,478

Total Variable Rate Loans Guaranteed by Agencies of the U.S.
Government (Cost $45,478)		45,478

	Principal
Certificates of Deposit - 1.2%	Amount	Value
Bank of America, 3.20%, 4/24/06 (k)	$100,000	$100,000
Bank of Cherokee County, 2.35%, 4/21/06 (k)	100,000	100,000
Broadway Federal Bank FSB, 3.61%, 9/15/06 (k)	100,000	100,000
Community Bank of the Bay, 2.18%, 10/7/05 (k)	100,000	100,000
Community Capital Bank, 2.60%, 1/20/06 (k)	100,000	100,000
Elk Horn Bank & Trust Co., 1.75%, 12/18/05 (k)	100,000	100,000
One United Bank, 2.89%, 6/19/06 (k)	100,000	100,000
Seaway National Bank, 2.35%, 1/27/06 (k)	100,000	100,000
Self Help Credit Union, 3.96%, 7/14/06 (k)	100,000	100,000
Toronto Dominion Bank, 3.94%, 7/10/06	1,000,000	998,390

Total Certificates of Deposit (Cost $1,898,390)		1,898,390

Taxable Variable Rate Demand Notes - 83.9%
550 West 14th Place Revenue, 3.89%, 2/1/29,
LOC: Harris Trust (r)	3,510,000	3,510,000
Akron Hardware Consultants, Inc., 3.91%, 11/1/22,
LOC: FirstMerit Bank, C/LOC: FHLB (r)	1,417,000	1,417,000
Alabama State Incentives Financing Authority Revenue, 3.88%,
10/1/29, BPA: Wachovia Bank, AMBAC Insured (r)	4,045,000	4,045,000
Berks County Pennsylvania IDA Revenue, 3.96%, 6/1/15,
LOC: Wachovia Bank (r)	1,560,000	1,560,000
Bloomington Minnesota MFH Revenue, 3.84%, 11/15/32,
LOC: Fannie Mae (r)	5,005,000	5,005,000
Bochasanwais Shree Akshar Purushottam Swaminarayan Sanstha,
Inc., 3.94%, 6/1/21, LOC: Comercia Bank (r)	5,480,000	5,480,000
California Statewide Communities Development Authority MFH
Revenue, 3.96%, 7/1/27, LOC: Bank of the West,
C/LOC: CALSTRs (r)	80,000	80,000
California Statewide Communities Development Authority Revenue,
3.55%, 11/15/36, GIC: XL-Capital-Assurance, Inc. (r)	1,050,000	1,050,000
California Statewide Communities Development Authority
Special Tax Revenue, 3.88%, 3/15/34, LOC: Fannie Mae (r)	3,050,000	3,050,000
Dunn Nursing Home, Inc., 3.85%, 2/1/24, LOC: Peoples Bank
& Trust, C/LOC: FHLB (r)	4,745,000	4,745,000
Florida State Housing Finance Corp. MFH Revenue:
3.88%, 10/15/32, LOC: Fannie Mae (r)	2,225,000	2,225,000
3.88%, 10/15/32, LOC: Fannie Mae (r)	2,400,000	2,400,000
3.85%, 11/1/32, LOC: Freddie Mac (r)	1,450,000	1,450,000
Grove City Church of the Nazarene, 3.90%, 2/1/24,
LOC: National City Bank (r)	5,742,000	5,742,000
Heritage Funeral Services LLC, 3.98%, 2/1/18, LOC: Old National
Bank, C/LOC: Northern Trust Co. (r)	760,000	760,000
Holland Board of Public Works Home Building Co., 3.98%, 11/1/22,
LOC: Wells Fargo Bank (r)	1,110,000	1,110,000
Jefferson County Kentucky Health Facilities Revenue, 3.93%, 12/1/25,
LOC: Republic Bank & Trust, C/LOC: FHLB (r)	5,295,000	5,295,000
Jobs Co. LLC, 3.88%, 5/1/22, LOC: First Commonwealth
Bank (r)	2,700,000	2,700,000

	Principal
Taxable Variable Rate Demand Notes - Cont'd	Amount	Value
Kaneville Road Joint Venture, Inc., 3.90%, 11/1/32,
LOC: First American Bank, C/LOC: FHLB (r)	$5,280,000	$5,280,000
Los Angeles California MFH Revenue, 3.88%, 12/15/34,
LOC: Fannie Mae (r)	3,100,000	3,100,000
Main & Walton, Inc., 3.85%, 9/1/26, LOC: Waypoint Bank,
C/LOC: FHLB (r)	5,225,000	5,225,000
Meriter Hospital, Inc., 3.89%, 12/1/16, LOC: U.S. Bank (r)	4,700,000	4,700,000
Milpitas California MFH Revenue, 3.85%, 8/15/33,
LOC: Fannie Mae (r)	2,500,000	2,500,000
Milwaukee Wisconsin Redevelopment Authority Revenue, 3.92%,
8/1/20, LOC: Marshall & Ilsley Bank (r)	1,340,000	1,340,000
Montgomery Alabama Special Care Facilities Financing Authority
Revenue, 3.84%, 7/1/17, LOC: Regions Bank (r)	395,000	395,000
Montgomery County Alabama Cancer Center LLC, 3.88%,
10/1/12, LOC: Wachovia Bank (r)	100,000	100,000
Montgomery New York Industrial Development Board Pollution
Control Revenue, 3.99%, 5/1/25, LOC: FHLB (r)	1,875,000	1,875,000
New York State GO, 4.20%, 3/15/10, LOC: Dexia
Credit Local (r)	750,000	750,000
Osprey Management Co. LLC, 3.88%, 6/1/27,
LOC: Wells Fargo Bank (r)	2,400,000	2,400,000
Peoploungers, Inc., 3.88%, 4/1/18, LOC: Bank of New Albany,
C/LOC: FHLB (r)	3,300,000	3,300,000
Portage Indiana Economic Development Revenue, 4.10%, 3/1/20,
LOC: FHLB (r)	1,040,000	1,040,000
Racetrac Capital LLC, 3.87%, 9/1/20, LOC: Regions Bank (r)	5,200,000	5,200,000
Rex Lumber LLC, 3.88%, 2/1/22, LOC: Whitney National Bank,
C/LOC: FHLB (r)	8,000,000	8,000,000
San Joaquin Mariners Association LP, 3.95%, 7/1/29,
LOC: Credit Suisse First Boston Corp. (r)	1,225,000	1,225,000
Scottsboro Alabama Industrial Development Board Revenue,
3.85%, 10/1/10, LOC: Wachovia Bank (r)	785,000	785,000
Sea Island Co., 4.15%, 2/1/21, LOC: Columbus Bank & Trust (r)	1,975,000	1,975,000
Shawnee Kansas Private Activity Revenue, 3.85%, 12/1/12,
LOC: JP Morgan Chase Bank (r)	300,000	300,000
Shelby County Tennessee Health Educational and Housing
Facilities Board Revenue, 4.15%, 12/1/27, LOC: First
Tennessee Bank (r)	1,600,000	1,600,000
Southeast Alabama Gas Distribution Revenue, 3.88%, 6/1/25,
BPA: AmSouth Bank, AMBAC Insured (r)	6,060,000	6,060,000
Southern Indiana Investments Company Two LLC, 3.85%,
10/15/26, LOC: Old National Bank, C/LOC: FHLB (r)	2,680,000	2,680,000
Southern Orthopaedic Properties, 3.88%, 10/1/21, LOC:
Columbus Bank & Trust (r)	1,680,000	1,680,000
St. Joseph County Indiana Economic Development Revenue
4.15%, 6/1/27, LOC: FHLB (r)	430,000	430,000
St. Paul Minnesota Housing and Redevelopment Authority
Revenue, 3.84%, 3/1/18, LOC: Dexia Credit Local (r)	630,000	630,000
St. Paul Minnesota Port Authority Revenue:
4.13%, 3/1/07, LOC: Dexia Credit Local (r)	145,000	145,000
4.03%, 3/1/21, LOC: Dexia Credit Local (r)	1,860,000	1,860,000
Suffolk County New York IDA Revenue, 3.84%, 12/15/07,
LOC: JP Morgan Chase Bank (r)	1,515,000	1,515,000

	Principal
Taxable Variable Rate Demand Notes - Cont'd	Amount	Value
Taylor County Kentucky Tax Notes, 3.88%, 1/1/19,
LOC: Peoples Bank & Trust, C/LOC: FHLB (r)	$465,000	$465,000
Tucson Arizona Airport Authority, Inc. Revenue, 3.85%, 11/1/18,
LOC: Bank of America (r)	1,680,000	1,680,000
Tyler Enterprises LLC, 3.85%, 10/1/22, LOC: Peoples Bank & Trust,
C/LOC: FHLB (r)	4,925,000	4,925,000
Washington State Housing Finance Commission Revenue:
3.87%, 1/1/30, LOC: Wells Fargo Bank (r)	2,697,000	2,697,000
3.88%, 6/15/32, CA: Fannie Mae (r)	1,440,000	1,440,000
3.88%, 7/15/32, CA: Fannie Mae (r)	1,335,000	1,335,000
3.88%, 7/15/34, LOC: Fannie Mae (r)	310,000	310,000
3.92%, 5/15/35, LOC: Fannie Mae (r)	785,000	785,000
3.87%, 5/1/37, LOC: Freddie Mac (r)	3,000,000	3,000,000

Total Taxable Variable Rate Demand Notes (Cost $134,351,000)		134,351,000

Taxable Municipal Obligations - 0.6%
Dallas Texas GO Bonds, 3.24%, 2/15/06	1,000,000	1,000,000

Total Taxable Municipal Obligations (Cost $1,000,000)		1,000,000

Total Investments (Cost $154,296,157) - 96.3%		154,296,157
Other assets and liabilities, net - 3.7%		5,921,681
Net Assets - 100%		$160,217,838

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized, 160,322,534 shares outstanding		$160,278,288
Undistributed net investment income		8,907
Accumulated net realized gain (loss) on investments		(69,357)

Net Assets		$160,217,838

Net Asset Value Per Share		$1.00

See notes to statements of net assets and notes to financial statements.

Balanced Portfolio

Statement of Net Assets

September 30, 2005

Equity Securities - 61.9%	Shares	Value
Advertising Agencies - 0.3%
Omnicom Group, Inc.	21,300	$1,781,319

Air Transportation - 0.4%
AAR Corp.*	18,300	314,394
Continental Airlines, Inc. Class B*	37,900	366,114
Expeditors International Washington, Inc.	6,150	349,197
FedEx Corp.	14,900	1,298,237
		2,327,942

Auto Parts - Original Equipment - 0.0%
Autoliv, Inc.	5,400	234,900

Auto Trucks & Parts - 0.0%
Modine Manufacturing Co.	7,200	264,096

Banks - New York City - 1.0%
BAC Capital Trust IV, Preferred	34,000	828,750
JPMorgan Chase & Co.	151,233	5,131,336
		5,960,086

Banks - Outside New York City - 3.8%
Bank of America Corp.	171,400	7,215,940
BB&T Corp.	8,200	320,210
First Republic Preferred Capital Corp., Preferred (e)	500	550,000
KeyCorp Ltd.	25,200	812,700
M&T Bank Corp.	21,200	2,241,052
National City Corp.	5,900	197,296
North Fork Bancorp, Inc.	7,950	202,725
US Bancorp	101,800	2,858,544
Wachovia Corp.	96,300	4,582,917
Wells Fargo & Co.	52,600	3,080,782
		22,062,166

Biotechnology - Research & Production - 1.2%
Allos Therapeutics*	171,271	417,901
Amgen, Inc.*	56,150	4,473,471
Invitrogen Corp.*	26,200	1,971,026
		6,862,398

Building Materials - 0.2%
Masco Corp.	30,800	944,944

Chemicals - 0.6%
Airgas, Inc.	3,000	88,890
Lubrizol Corp.	1,200	51,996
Praxair, Inc.	49,800	2,386,914

Equity Securities - Cont'd	Shares	Value
Chemicals - Cont'd
Sigma-Aldrich Corp.	16,700	$1,069,802
		3,597,602

Communications & Media - 0.9%
Time Warner, Inc.	271,100	4,909,621

Communications Technology - 1.2%
Cisco Systems, Inc.*	244,856	4,390,268
Harris Corp.	52,000	2,173,600
Motorola, Inc.	13,700	302,633
		6,866,501

Computer - Services, Software & Systems - 2.4%
Adobe Systems, Inc.	100,300	2,993,955
BMC Software, Inc.*	26,700	563,370
Compuware Corp.*	52,800	501,600
Intuit, Inc.*	7,500	336,075
Microsoft Corp.	305,309	7,855,600
Symantec Corp.*	60,710	1,375,689
Trizetto Group, Inc.*	16,100	227,332
		13,853,621

Computer Technology - 2.9%
Apple Computer, Inc.*	20,000	1,072,200
Dell, Inc.*	178,400	6,101,280
EMC Corp.*	72,786	941,851
Hewlett-Packard Co.	31,400	916,880
International Business Machines Corp.	92,300	7,404,306
Western Digital Corp.*	30,000	387,900
		16,824,417

Consumer Electronics - 0.4%
Yahoo!, Inc.*	73,200	2,477,088

Consumer Products - 0.9%
Alberto-Culver Co.	25,300	1,132,175
American Greetings Corp.	4,600	126,040
Gillette Co.	8,200	477,240
Kimberly-Clark Corp.	53,000	3,155,090
Toro Co.	7,600	279,376
		5,169,921

Containers & Packaging - Paper & Plastic - 0.0%
Sealed Air Corp.*	600	28,476

Cosmetics - 0.2%
Estee Lauder Co.'s, Inc.	33,500	1,166,805

Diversified Financial Services - 2.9%
American Express Co.	96,700	5,554,448
CIT Group, Inc.	5,600	253,008
Goldman Sachs Group, Inc.	46,500	5,653,470
MFH Financial Trust I, Preferred (e)	20,000	1,980,000

Equity Securities - Cont'd	Shares	Value
Diversified Financial Services - Cont'd
Roslyn Real Estate Asset Corp., Preferred	10	$1,000,000
WoodBourne Pass-Through Trust, Preferred (e)	20	1,997,500
		16,438,426

Diversified Materials & Processing - 0.1%
American Standard Co.'s, Inc.	9,000	418,950
Armor Holdings, Inc.*	5,500	236,555
		655,505

Diversified Production - 0.6%
Danaher Corp.	52,641	2,833,665
Dover Corp.	8,400	342,636
		3,176,301

Drug & Grocery Store Chains - 0.5%
Supervalu, Inc.	14,500	451,240
Walgreen Co.	55,800	2,424,510
		2,875,750

Drugs & Pharmaceuticals - 3.4%
Barr Pharmaceuticals, Inc.*	12,600	691,992
Cardinal Health, Inc.	25,800	1,636,752
Gilead Sciences, Inc.*	7,005	341,564
Johnson & Johnson	133,700	8,460,536
Medimmune, Inc.*	19,854	668,087
Pfizer, Inc.	298,300	7,448,551
		19,247,482

Electrical - Household Appliances - 0.0%
Maytag Corp.	5,200	94,952

Electrical Equipment & Components - 0.2%
Cooper Industries Ltd.	4,500	311,130
Molex, Inc.	27,500	733,700
		1,044,830

Electronics - 0.1%
Amphenol Corp.	11,250	453,825

Electronics - Medical Systems - 0.8%
Medtronic, Inc.	80,471	4,314,855

Electronics - Semiconductors / Components - 2.6%
Analog Devices, Inc.	35,300	1,311,042
Integrated Device Technology, Inc.*	11,830	127,054
Intel Corp.	268,600	6,620,990
Jabil Circuit, Inc.*	45,400	1,403,768
National Semiconductor Corp.	113,800	2,992,940
Texas Instruments, Inc.	74,600	2,528,940
		14,984,734

Equity Securities - Cont'd	Shares	Value
Energy Miscellaneous - 0.6%
Evergreen Solar, Inc.*	66,000	$615,780
Veritas DGC, Inc.*	84,400	3,090,728
		3,706,508

Finance - Small Loan - 0.4%
SLM Corp.	43,400	2,327,976

Financial Data Processing Services - 1.2%
Automatic Data Processing, Inc.	80,800	3,477,632
CompuCredit Corp.*	21,600	959,472
Deluxe Corp.	6,750	271,080
First Data Corp.	55,500	2,220,000
		6,928,184

Financial Miscellaneous - 1.2%
Fannie Mae	36,100	1,618,002
Providian Financial Corp.*	38,900	687,752
Freddie Mac	9,800	553,308
MBNA Corp.	119,400	2,942,016
MGIC Investment Corp.	9,900	635,580
Nationwide Financial Services, Inc.	5,900	236,295
		6,672,953

Foods - 1.7%
General Mills, Inc.	23,800	1,147,160
Hershey Foods Corp.	28,500	1,604,835
Kellogg Co.	97,800	4,511,514
McCormick & Co., Inc.	16,400	535,132
Sysco Corp.	12,500	392,125
William Wrigley Jr. Co.	20,900	1,502,292
		9,693,058

Forest Products - 0.3%
Weyerhaeuser Co.	23,400	1,608,750

Healthcare Facilities - 0.4%
Health Management Associates, Inc.	14,000	328,580
Laboratory Corp. of America Holdings, Inc.*	35,800	1,743,818
		2,072,398

Healthcare Management Services - 0.3%
Caremark Rx, Inc.*	23,200	1,158,376
IMS Health, Inc.	33,000	830,610
		1,988,986

Healthcare Services - 2.1%
Express Scripts, Inc.*	27,300	1,698,060
Lincare Holdings, Inc.*	8,500	348,925
McKesson Corp.	52,400	2,486,380
WellPoint, Inc.*	97,600	7,400,032
		11,933,397

Equity Securities - Cont'd	Shares	Value
Home Building - 1.6%
DR Horton, Inc.	8,000	$289,760
KB Home	3,500	256,200
NVR, Inc.*	4,300	3,805,285
Pulte Homes, Inc.	83,000	3,562,360
Standard-Pacific Corp.	32,800	1,361,528
		9,275,133

Household Equipment & Products - 0.5%
Black & Decker Corp.	32,600	2,676,134

Identification Control & Filter Devices - 0.2%
Donaldson Co., Inc.	8,625	263,321
Parker Hannifin Corp.	12,800	823,168
Waters Corp.*	3,700	153,920
		1,240,409

Insurance - Life - 1.1%
Conseco, Inc.:
Preferred	80,500	2,152,570
Warrants (strike price $27.60/share, expires 9/10/08)*	3,161	8,882
Phoenix Co.'s, Inc.	15,600	190,320
Principal Financial Group	54,200	2,567,454
Prudential Financial, Inc.	20,500	1,384,980
		6,304,206

Insurance - Multi-Line - 1.2%
Arthur J. Gallagher & Co.	8,500	244,885
Cigna Corp.	33,500	3,948,310
Hartford Financial Services Group, Inc.	20,198	1,558,680
Lincoln National Corp.	12,400	645,048
Safeco Corp.	3,200	170,816
St. Paul Travelers Co.'s, Inc.	2,600	116,662
UnumProvident Corp.	900	18,450
		6,702,851

Insurance - Property & Casualty - 0.8%
21st Century Insurance Group	13,500	215,325
Chubb Corp.	21,500	1,925,325
Commerce Group, Inc.	22,100	1,282,242
Progressive Corp.	8,800	921,976
		4,344,868

Investment Management Companies - 0.0%
SEI Investments Co.	7,100	266,818

Leisure Time - 0.1%
Vail Resorts, Inc.*	24,700	710,125

Machinery - Construction & Handling - 0.3%
Terex Corp.*	38,300	1,893,169

Machinery - Engines - 0.2%
Cummins, Inc.	10,100	888,699

Equity Securities - Cont'd	Shares	Value
Machinery - Industrial / Specialty - 0.6%
Illinois Tool Works, Inc.	42,500	$3,499,025

Machinery - Oil Well Equipment & Services - 0.6%
Cooper Cameron Corp.*	25,400	1,877,822
Smith International, Inc.	44,400	1,478,964
		3,356,786

Machinery - Specialty - 0.1%
Graco, Inc.	10,100	346,228

Medical & Dental - Instruments & Supplies - 0.9%
Beckman Coulter, Inc.	4,000	215,920
Becton Dickinson & Co.	52,500	2,752,575
Cytyc Corp.*	11,000	295,350
Dentsply International, Inc.	5,100	275,502
St. Jude Medical, Inc.*	4,100	191,880
Stryker Corp.	26,200	1,295,066
		5,026,293

Medical Services - 0.1%
Coventry Health Care, Inc.*	4,050	348,381

Multi-Sector Companies - 0.7%
3M Co.	54,400	3,990,784

Office Furniture & Business Equipment - 0.2%
Lexmark International, Inc.*	10,700	653,235
Xerox Corp.*	29,400	401,310
		1,054,545

Oil - Crude Producers - 2.9%
Cimarex Energy Co.*	5,800	262,914
EOG Resources, Inc.	106,200	7,954,380
Pioneer Natural Resources Co.	30,400	1,669,568
Plains Exploration & Production Co.*	12,000	513,840
XTO Energy, Inc.	143,609	6,508,360
		16,909,062

Paints & Coatings - 0.0%
H.B. Fuller Co.	1,600	49,728

Photography - 0.0%
Eastman Kodak Co.	10,000	243,300

Publishing - Miscellaneous - 0.6%
McGraw-Hill Co.'s, Inc.	75,400	3,622,216

Radio & Television Broadcasters - 0.1%
XM Satellite Radio Holdings, Inc.*	11,000	395,010

Real Estate Investment Trust - 0.1%
Equity Office Properties Trust	11,200	366,352
FelCor Lodging Trust, Inc.*	24,000	363,600
		729,952

Equity Securities - Cont'd	Shares	Value
Recreational Vehicles & Boats - 0.0%
Harley-Davidson, Inc.	5,000	$242,200

Restaurants - 0.3%
CKE Restaurants, Inc.	35,000	461,300
Darden Restaurants, Inc.	43,900	1,333,243
		1,794,543

Retail - 3.6%
Barnes & Noble, Inc.	34,700	1,308,190
Bed Bath & Beyond, Inc.*	53,100	2,133,558
Best Buy Co., Inc.	21,800	948,954
Costco Wholesale Corp.	25,700	1,107,413
Dollar Tree Stores, Inc.*	4,000	86,600
Gaiam, Inc.*	12,500	129,000
Gap, Inc.	94,200	1,641,906
Home Depot, Inc.	124,450	4,746,523
Linens 'N Things, Inc.*	11,000	293,700
Lowe's Co.'s, Inc.	30,900	1,989,960
Nordstrom, Inc.	48,800	1,674,816
Ross Stores, Inc.	7,500	177,750
Saks, Inc.*	4,400	81,400
ShopKo Stores, Inc.*	400	10,208
Staples, Inc.	77,100	1,643,772
Target Corp.	48,156	2,500,741
		20,474,491

Savings & Loans - 0.7%
Downey Financial Corp.	10,000	609,000
Golden West Financial Corp.	22,500	1,336,275
Washington Mutual, Inc.	55,600	2,180,632
		4,125,907

Securities Brokers & Services - 0.5%
Charles Schwab Corp.	8,700	125,541
Franklin Resources, Inc.	32,400	2,720,304
		2,845,845

Services - Commercial - 0.2%
eBay, Inc.*	20,100	828,120
Manpower, Inc.	8,500	377,315
		1,205,435

Shoes - 0.1%
Timberland Co.*	10,900	368,202

Soaps & Household Chemicals - 1.4%
Colgate-Palmolive Co.	7,400	390,646
Procter & Gamble Co.	129,400	7,694,124
		8,084,770

Telecommunications Equipment - 0.0%
Audiovox Corp.*	3,000	41,940

Equity Securities - Cont'd	Shares	Value
Transportation Miscellaneous - 0.1%
United Parcel Service, Inc., Class B	8,700	$601,431

Utilities - Cable, Television, & Radio - 0.6%
Cablevision Systems Corp.*	4,800	147,216
Comcast Corp.*	110,100	3,234,738
		3,381,954

Utilities - Electrical - 0.7%
Black Hills Corp.	6,600	286,242
Cleco Corp.	56,400	1,329,912
Duquesne Light Holdings, Inc.	2,200	37,862
Hawaiian Electric Industries, Inc.	8,700	242,556
IDACORP, Inc.	20,300	611,639
NiSource, Inc.	16,100	390,425
OGE Energy Corp.	37,000	1,039,700
Unisource Energy Corp.	1,000	33,240
		3,971,576

Utilities - Gas Distribution - 1.9%
Energen Corp.	26,000	1,124,760
Kinder Morgan, Inc.	39,600	3,807,936
Oneok, Inc.	80,500	2,738,610
Questar Corp.	38,700	3,410,244
		11,081,550

Utilities - Telecommunications - 1.9%
Bellsouth Corp.	206,500	5,430,950
Centennial Communications Corp.*	14,900	223,202
Manitoba Telecom Services, Inc.	9,310	388,615
SBC Communications, Inc.	208,400	4,995,348
		11,038,115

Wholesalers - 0.1%
United Stationers, Inc.*	5,900	282,374

Venture Capital - 1.1%
Agraquest, Inc.:
Series B Preferred (b)(i)*	190,477	190,477
Series C Preferred (b)(i)*	124,615	124,615
Series H Preferred (b)(i)*	2,375,633	161,999
CFBanc Corp.(b)(i)*	27,000	372,397
City Soft, Inc., Warrants:
(strike price $0.21/share, expires 05/15/12) (b)(i)*	189,375	--
(strike price $0.01/share, expires 10/15/12) (b)(i)*	118,360	--
(strike price $0.01/share, expires 10/15/12) (b)(i)*	887,700	--
(strike price $0.14/share, expires 10/15/12) (b)(i)*	118,359	--
(strike price $0.28/share, expires 10/15/12) (b)(i)*	118,359	--
(strike price $0.01/share, expires 2/28/13) (b)(i)*	29,590	--
(strike price $0.14/share, expires 2/28/13) (b)(i)*	29,590	--
(strike price $0.28/share, expires 2/28/13) (b)(i)*	29,590	--
(strike price $0.01/share, expires 5/31/13) (b)(i)*	29,590	--
(strike price $0.14/share, expires 5/31/13) (b)(i)*	29,590	--

Equity Securities - Cont'd	Shares	Value
Venture Capital - Cont'd
(strike price $0.28/share, expires 5/31/13) (b)(i)*	29,590	--
(strike price $0.01/share, expires 8/31/13) (b)(i)*	35,372	--
(strike price $0.14/share, expires 8/31/13) (b)(i)*	35,372	--
(strike price $0.28/share, expires 8/31/13) (b)(i)*	35,372	--
(strike price $0.01/share, expires 9/4/13) (b)(i)*	250,000	--
(strike price $0.01/share, expires 9/4/13) (b)(i)*	23,127	--
(strike price $0.01/share, expires 9/4/13) (b)(i)*	335,955	--
(strike price $0.14/share, expires 9/4/13) (b)(i)*	23,127	--
(strike price $0.28/share, expires 9/14/13) (b)(i)*	23,128	--
(strike price $0.01/share, expires 11/30/13) (b)(i)*	35,372	--
(strike price $0.14/share, expires 11/30/13) (b)(i)*	35,372	--
(strike price $0.28/share, expires 11/30/13) (b)(i)*	35,372	--
Community Bank of the Bay (b)(i)*	4,000	$71,555
Community Growth Fund*	1,498,306	1,185,508
Distributed Energy Systems Corp.:
Common Stock*	14,000	116,760
Cash Tranche 2 (b)(i)*	11,022	10,090
Stock Tranche 2 (b)(i)*	146	1,091
Warrants (strike price $2.80/share, expires 12/17/06)*	1,652	9,152
Warrants (strike price $2.80/share, expires 12/17/06)*	551	3,053
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	--
Series A Preferred (b)(i)*	69,033	69,033
Series A Preferred, Warrants (strike price $1.00/share,
expires 1/1/12) (b)(i)*	1,104	--
Series B Preferred (b)(i)*	161,759	161,759
Series B Preferred, Warrants (strike price $1.00/share,
expires 10/31/13) (b)(i)*	27,025	--
Hayes Medical, Inc.:
Common Stock (b)(i)*	1,666,665	2
Preferred (b)(i)*	825,000	495,000
Inflabloc Pharmaceuticals, Inc.(b)(i)*	625	1
Neighborhood Bancorp (b)(i)*	10,000	168,003
Pharmadigm, Inc. (b)(i)*	568	--
Plethora Technology, Inc.:
Series A, Preferred (a)(b)(i)*	825,689	701,836
Warrants (strike price $0.01/share, expires 4/29/15) (b)(i)*	72,000	--
ProFund International SA.:
Common (b)(i)*	7,500	--
Preferred (b)(i)*	118,624	67,047
Seventh Generation, Inc. (b)(i)*	200,295	1,202,348
SMARTTHINKING, Inc.:
Series 1-A, Convertible Preferred (b)(i)*	104,297	159,398
Series 1-B, Convertible Preferred (b)(i)*	163,588	31,050
Series 1-B, Warrants (strike price $1.53/share, expires
10/20/05) (b)(i)*	32,726	--
Series 1-B, Warrants (strike price $0.01/share, expires
5/26/15) (b)(i)*	11,920	2,143

Equity Securities - Cont'd	Shares	Value
Venture Capital - Cont'd
Wild Planet Toys, Inc.:
Series B Preferred (b)(i)*	476,190	$714,285
Series E Preferred (b)(i)*	129,089	193,633
Wind Harvest Co., Inc. Series A Preferred (b)(i)*	8,696	1
		6,212,236

Total Equity Securities (Cost $300,699,692)		355,177,064

	Adjusted
Limited Partnership Interest - 0.5%	Basis	Value
Angels With Attitude I LLC (a)(b)(i)*	$200,000	139,776
Coastal Venture Partners (b)(i)*	186,494	131,325
Common Capital (b)(i)*	312,428	195,626
Environmental Private Equity Fund II (b)(i)*	24,332	47,465
First Analysis Private Equity Fund IV (b)(i)*	421,984	394,673
GEEMF Partners (a)(b)(i)*	185,003	278,615
Global Environment Emerging Markets Fund (b)(i)*	814,997	564,952
Hambrecht & Quist Environmental Technology Fund (b)(i)*	254,513	37,889
Infrastructure and Environmental Private Equity Fund III (b)(i)*	644,292	326,386
Labrador Ventures III (b)(i)*	370,293	95,874
Labrador Ventures IV (b)(i)*	826,683	299,928
Liberty Environmental Partners (a)(b)(i)*	256,090	--
Milepost Ventures (a)(b)(i)*	500,000	1
New Markets Growth Fund LLC (b)(i)*	150,000	127,821
Poland Partners (b)(i)*	--	38,998
Solstice Capital (b)(i)*	310,526	254,546
Ukraine Fund (b)(i)*	43,056	928
Utah Ventures (b)(i)*	867,581	--
Venture Strategy Partners (b)(i)*	206,058	14,858

Total Limited Partnership Interest (Cost $6,574,330)		2,949,661

	Principal
Corporate Bonds - 23.5%	Amount
ACLC Business Loan Receivables Trust, 4.418%, 10/15/21 (e)(r)	787,001	753,264
Agfirst Farm Credit Bank, 7.30%, 10/14/49 (e)	2,000,000	2,025,700
Alliance Mortgage Investments, 11.08%, 6/1/10 (r)	393,333	393,333
AMB Property LP, 6.90%, 1/30/06	1,000,000	1,006,800
APL Ltd., 8.00%, 1/15/24	550,000	564,437
Army Hawaii Family Housing Trust Certificates:
5.624%, 6/15/50 (e)	2,250,000	2,310,502
4.196%, 6/15/50 (e)(r)	5,000,000	5,000,000
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	5,250,000	3,399,375
Atmos Energy Corp., 3.974%, 10/15/07 (r)	2,000,000	1,999,460
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	750,000	865,530
Banco Santander Chile, 4.148%, 12/9/09 (e)(r)	1,500,000	1,499,250
Bank One Issuance Trust, 3.818%, 10/15/08 (r)	3,000,000	3,000,620
BF Saul, 7.50%, 3/1/14	750,000	774,375
Brascan Corp., 7.125%, 6/15/12	2,160,000	2,395,159
Chase Funding Mortgage Loan, 4.045%, 5/25/33	5,000,000	4,946,800
Chevy Chase Bank FSB, 6.875%, 12/1/13	500,000	517,500
CIT Group, Inc., 3.832%, 8/18/06 (r)	5,000,000	4,998,250

	Principal
Corporate Bonds - Cont'd	Amount	Value
City Soft, Inc.:
Convertible Notes I, 10.00%, 8/31/06 (b)(i)	$297,877	--
Convertible Notes II, 10.00%, 8/31/06 (b)(i)	32,500	--
Convertible Notes III, 10.00%, 8/31/06 (b)(i)	25,000	$25,000
Convertible Notes IV, 10.00%, 8/31/06 (b)(i)	25,000	25,000
CNL Funding, Inc.:
7.721%, 8/25/09 (e)	1,661,692	1,703,793
Franchise Loan Trust Certificates, Interest only, 0.9297%,
8/18/16 (e)(r)	6,405,562	246,358
Convergys Corp., 4.875%, 12/15/09	1,500,000	1,438,106
Credit Suisse First Boston USA, Inc., 3.98%, 6/2/08 (r)	2,000,000	1,999,320
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	4,000,000	3,922,800
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	1,143,400
Duke Realty LP, 4.184%, 12/22/06 (r)	2,000,000	1,999,360
E*Trade Financial Corp., 8.00%, 6/15/11	700,000	722,750
Enterprise Mortgage Acceptance Co. LLC:
Interest Only, 1.253%, 1/15/25 (e)(r)	4,597,955	192,470
6.90%, 10/15/25 (e)	1,258,235	471,838
Evangelical Lutheran Good Samaritan Society Fund,
6.78%, 11/1/05	3,000,000	3,004,785
First Republic Bank, 7.75%, 9/15/12	214,000	236,307
Global Signal:
Trust I, 3.711%, 1/15/34 (e)	1,418,776	1,370,893
Trust II, 4.232%, 12/15/14 (e)	500,000	486,606
Goldman Sachs Group, Inc.:
4.07%, 3/2/10 (r)	1,300,000	1,301,664
4.30%, 6/28/10 (r)	2,000,000	2,004,710
6.345%, 2/15/34	1,250,000	1,299,650
Hayes Medical, Inc., 8.00%, 9/30/10 (b)(i)	250,000	250,000
HBOS plc, 6.413%, 9/29/49 (e)(r)	1,300,000	1,288,144
Hudson United Bancorp, 8.20%, 9/15/06	1,000,000	1,026,300
Huntington Bancshares, Inc., 4.10%, 12/1/05 (r)	1,000,000	1,000,052
Impac CMB Trust, 4.10%, 5/25/35 (r)	4,422,400	4,427,398
Interpool Capital Trust, 9.875%, 2/15/27	1,000,000	1,005,000
KDM Development Corp., 2.41%, 12/31/07 (b)(i)	746,900	706,429
Keycorp, 4.05%, 6/2/08 (r)	1,000,000	1,000,997
Kimco Realty Corp., 3.893%, 8/1/06 (r)	1,500,000	1,501,491
Kinder Morgan Energy Partners LP, 5.80%, 3/15/35	1,500,000	1,438,800
Leucadia National Corp., 7.00%, 8/15/13	1,420,000	1,425,325
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	1,696,000	31,800
8.30%, 12/1/37 (e)(m)*	6,130,000	114,938
8.45%, 12/1/97 (e)(m)*	2,560,000	48,000
Masco Corp., 4.048%, 3/9/07 (e)(r)	2,000,000	2,004,444
MBNA Corp., 4.163%, 5/5/08 (r)	2,000,000	2,003,280
Meridian Funding Co. LLC:
4.069%, 4/15/09 (e)(r)	981,875	981,744
4.108%, 10/15/14 (e)(r)	3,000,000	3,000,420
Mid-Atlantic Family Military Communities LLC:
5.24%, 8/1/50 (e)	1,000,000	998,430
5.30%, 8/1/50 (e)	750,000	749,940
Nationwide Health Properties, Inc., 6.90%, 10/1/37	1,000,000	1,067,510

	Principal
Corporate Bonds - Cont'd	Amount	Value
Nelnet Education Loan Funding, Inc.:
3.65%, 6/1/35 (r)	$1,000,000	$1,002,500
3.64%, 10/25/38 (r)	1,000,000	1,002,500
New York State Community Statutory Trust II, 7.26%,
12/28/31 (e)(r)	500,000	510,460
Odyssey Re Holdings Corp., 6.875%, 5/1/15	1,500,000	1,497,525
Pacific Pilot Funding Ltd., 4.37%, 10/20/16 (e)(r)	994,086	990,272
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	500,000	522,375
Platinum Underwriters Finance, Inc., 7.50%, 6/1/17 (e)	500,000	498,850
Preferred Term Securities IX Ltd., 4.22%, 4/3/33 (e)(r)	1,000,000	1,009,820
Premium Asset Trust, 3.81%, 10/8/09 (e)(r)	4,000,000	4,001,196
PRICOA Global Funding I, 3.97%, 3/2/07 (e)(r)	2,000,000	2,002,026
Prudential Financial, Inc., 4.00%, 6/13/08 (r)	1,500,000	1,499,355
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	1,000,000	1,179,620
RBS Capital Trust I, 4.82%, 9/29/49 (r)	1,000,000	992,600
Reed Elsevier Capital, Inc., 4.20%, 6/15/10 (r)	3,000,000	2,998,800
Small Business Administration:
5.038%, 3/10/15	995,117	1,006,302
4.94%, 8/15/15	2,000,000	2,015,823
Sociedad Concesionaria Autopista Central SA, 6.223%,
12/15/26 (e)	3,000,000	3,222,270
Sovereign Bancorp, Inc.:
4.166%, 8/25/06 (r)	2,000,000	2,003,000
4.15%, 3/1/09 (e)(r)	1,000,000	999,030
Sovereign Bank, 4.00%, 2/1/08	1,235,000	1,220,562
SPARCS Trust 99-1, Step Coupon, 0.00% to 4/15/19, 7.697%
thereafter to 10/15/97 (e)(r)	1,000,000	331,543
State Street Capital Trust II, 4.29%, 2/15/08 (r)	1,000,000	999,660
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (e)	25,800,000	3,098,064
Union Financial Services 1, Inc.:
5.80%, 10/1/32 (r)	5,000,000	5,012,500
3.80%, 12/1/32 (r)	2,000,000	2,005,000
United Energy Ltd., 6.00%, 11/1/05 (e)	1,000,000	1,001,050
Washington Mutual, Inc., 4.04%, 3/20/08 (r)	3,000,000	3,001,824
Westfield Capital Corp Ltd., 4.00%, 11/2/07 (e)(r)	3,000,000	3,005,190

Total Corporate Bonds (Cost $144,031,211)		134,745,324

U.S. Government Agencies And Instrumentalities - 4.0%
Federal Home Loan Bank Discount Notes, 10/3/05	23,200,000	23,195,940

Total U.S. Government Agencies
and Instrumentalities (Cost $23,195,940)		23,195,940

Municipal Obligations - 0.3%
Maryland State Economic Development Corp. Revenue Bonds,
8.625%, 10/1/19 (f)	3,750,000	1,633,387

Total Municipal Obligations (Cost $3,779,071)		1,633,387

	Principal
Taxable Municipal Obligations - 8.5%	Amount	Value
Brownsville Texas Utility System Revenue Bonds, 5.204%, 9/1/17	$500,000	$502,825
California Statewide Communities Development Authority
Revenue Bonds, 5.01%, 8/1/15	635,000	639,966
Colorado State Fort Carson Family Housing LLC Co. Housing
Revenue Bonds, 7.65%, 11/15/21	3,000,000	3,733,200
Detroit Michigan COPs:
4.813%, 6/15/20	1,500,000	1,472,505
3.644%, 6/15/25 (r)	3,000,000	3,000,000
Howell Township New Jersey School District Go Bonds,
5.10%, 7/15/17	1,505,000	1,518,741
Indiana State Bond Bank Revenue Bonds:
5.12%, 1/15/17	1,685,000	1,689,819
5.27%, 1/15/18	1,000,000	1,013,260
Indianapolis Indiana Local Public Improvement Bond Bank Revenue
Bonds, 5.09%, 7/15/18	1,500,000	1,512,045
Inglewood California Pension Funding Revenue Bonds,
5.07%, 9/1/20	660,000	655,875
Illinois State Housing Development Authority Revenue Bonds,
5.60%, 12/1/15	1,485,000	1,529,743
Long Beach California Bond Finance Authority Revenue Bonds,
4.80%, 8/1/16	1,545,000	1,528,190
Los Angeles California Community Redevelopment Agency Tax
Allocation Bonds, 4.60%, 7/1/10	840,000	827,971
Miami Beach Florida Redevelopment Agency Tax Increment Revenue
Bonds, 5.01%, 12/1/17	1,295,000	1,280,975
Missouri State Higher Education Loan Authority Revenue Bonds,
3.74%, 9/1/43 (r)	1,000,000	1,000,000
Montgomery Alabama GO Bonds, 4.94%, 4/1/17	700,000	700,525
New York State Sales Tax Asset Receivables Corp. Revenue Bonds,
4.06%, 10/15/10	4,000,000	3,889,000
Oceanside California Pension Obligation Revenue Bonds, 5.04%,
8/15/17	750,000	747,308
Oregon School Boards Association GO Bonds, Zero Coupon,
6/30/06	2,000,000	1,936,800
Philadelphia Pennsylvania School District GO Bonds, 5.09%,
7/1/20	750,000	739,237
San Jose California Redevelopment Agency Tax Allocation Bonds,
5.46%, 8/1/35	1,000,000	976,330
Schenectady New York Metroplex Development Authority Revenue
Bonds, 5.30%, 8/1/28	1,000,000	964,900
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds:
3.65%, 12/1/08	745,000	725,809
3.90%, 12/1/09	1,150,000	1,119,721
Tennessee State Educational Funding of the South, Inc. Revenue Bonds:
3.70%, 12/1/35 (r)	1,000,000	1,000,000
3.801%, 6/1/38 (r)	2,500,000	2,500,000
Tennessee State School Bond Authority Revenue Bonds, 4.88%,
5/1/20	600,000	584,700
Texas Municipal Gas Corp., 2.60%, 7/1/07	875,000	861,709
Texas State Public Finance Authority Revenue Bonds, 9.00%,
12/1/06	1,747,000	1,800,371
University of Central Florida COPs, 5.375%, 10/1/35	1,500,000	1,445,955
Utah State Housing Corp. Military Housing Revenue Bonds,
5.392%, 7/1/50	1,500,000	1,481,895

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Vermont State Student Assistance Corp. Revenue Bonds:
3.79%, 12/15/36 (r)	$750,000	$750,000
3.82%, 12/15/36 (r)	1,000,000	1,000,000
3.85%, 12/15/38 (r)	2,000,000	2,000,000
West Contra Costa California Unified School District COPs,
4.90%, 1/1/15	555,000	550,077
Wilkes-Barre Pennsylvania GO Bonds, 5.23%, 11/15/18	1,000,000	999,940

Total Taxable Municipal Obligations (Cost $49,017,577)		48,679,392

High Social Impact Investments - 0.8%
Calvert Social Investment Foundation Notes, 3.00%, 7/1/07 (b)(i)(r)	5,016,666	4,837,320

Total High Social Impact Investments (Cost $5,016,666)		4,837,320

Certificates Of Deposit - 0.1%
Alternative Federal Credit Union, 1.50%, 11/30/05 (b)(k)	50,000	49,940
Blackfeet National Bank, 1.75%, 11/13/05 (b)(k)	92,000	91,871
First American Credit Union, 2.60%, 12/23/05 (b)(k)	92,000	91,807
Mission Area Federal Credit Union, 1.50%, 11/18/05 (b)(k)	50,000	49,940
ShoreBank & Trust, 2.55%, 12/6/05 (b)(k)	100,000	99,790

Total Certificates of Deposit (Cost $384,000)		383,348

TOTAL INVESTMENTS (Cost $532,698,487) - 99.6%		571,601,436
Other assets and liabilities, net - 0.4%		1,822,999
Net Assets - 100%		$573,424,435
Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 18,327,619 shares outstanding		$512,463,474
Class B: 1,019,312 shares outstanding		30,059,778
Class C: 934,902 shares outstanding		27,203,432
Class I: 35,660 shares outstanding		978,976
Undistributed net investment income (loss)		(458,737)
Accumulated net realized gain (loss) on investments		(35,647,513)
Net unrealized appreciation (depreciation) on investments		38,825,025

Net Assets		$573,424,435

Net Asset Value per Share
Class A (based on net assets of $517,840,069)		$28.25
Class B (based on net assets of $28,591,993)		$28.05
Class C (based on net assets of $25,980,252)		$27.79
Class I (based on net assets of $1,012,121)		$28.38
			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
10 Year U.S. Treasury Notes	220	12/05	$24,182,813	($93,705)
Total Purchased				($93,705)

Sold:
U.S. Treasury Bonds	10	12/05	$1,144,062	$9,858
5 Year U.S. Treasury Notes	5	12/05	534,297	5,851
Total Sold				$15,709

See notes to statements of net assets and notes to financial statements.

Bond Portfolio
Statement of Net Assets
September 30, 2005
	Principal
Corporate Bonds - 54.7%	Amount	Value
ACLC Business Loan Receivables Trust, 4.418%, 10/15/21 (e)(r)	$787,001	$753,264
Agfirst Farm Credit Bank, 7.30%, 10/14/49 (e)	2,000,000	2,025,700
Alliance Mortgage Investments, 11.08%, 6/1/10 (r)	491,667	491,667
AMB Property LP, 6.90%, 1/30/06	3,000,000	3,020,400
APL Ltd., 8.00%, 1/15/24	400,000	410,500
Army Hawaii Family Housing Trust Certificates:
4.196%, 6/15/50 (e)(r)	5,000,000	5,000,000
5.624%, 6/15/50 (e)	2,500,000	2,567,225
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	3,500,000	2,266,250
Atmos Energy Corp., 3.974%, 10/15/07 (r)	2,000,000	1,999,460
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	500,000	577,020
Banco Santander Chile, 4.148%, 12/9/09 (e)(r)	1,500,000	1,499,250
Bank One Issuance Trust, 3.818%, 10/15/08 (r)	3,000,000	3,000,620
BF Saul, 7.50%, 3/1/14	1,000,000	1,032,500
Brascan Corp., 7.125%, 6/15/12	2,160,000	2,395,159
Chase Funding Mortgage Loan, 4.045%, 5/25/33	5,000,000	4,946,800
Chevy Chase Bank FSB, 6.875%, 12/1/13	500,000	517,500
CIT Group, Inc., 3.832%, 8/18/06 (r)	5,000,000	4,998,250
CNL Funding, Inc.:
7.721%, 8/25/09 (e)	1,228,207	1,259,325
Franchise Loan Trust Certificates, Interest only, 0.93%,
8/18/16 (e)(r)	6,405,562	246,358
Convergys Corp., 4.875%, 12/15/09	1,500,000	1,438,106
Credit Suisse First Boston USA, Inc.:
3.98%, 6/2/08 (r)	2,000,000	1,999,320
3.997%, 8/15/10 (r)	3,000,000	2,999,010
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	4,000,000	3,922,800
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	1,143,400
Duke Realty LP, 4.184%, 12/22/06 (r)	2,000,000	1,999,360
E*Trade Financial Corp.:
8.00%, 6/15/11	500,000	516,250
8.00%, 6/15/11 (e)	300,000	309,750
Enterprise Mortgage Acceptance Co. LLC:
Interest Only, 1.253%, 1/15/25 (e)(r)	5,747,444	240,588
6.90%, 10/15/25 (e)	1,677,646	629,117
First Republic Bank, 7.75%, 9/15/12	870,000	960,689
Global Signal Trust I, 3.711%, 1/15/34 (e)	1,418,776	1,370,893
Global Signal Trust II, 4.232%, 12/15/14 (e)	1,000,000	973,211
Goldman Sachs Group, Inc.:
4.30%, 6/28/10 (r)	4,500,000	4,510,598
6.345%, 2/15/34	1,500,000	1,559,580
HBOS plc, 6.413%, 9/29/49 (e)(r)	2,000,000	1,981,760
Hudson United Bancorp, 8.20%, 9/15/06	2,000,000	2,052,600
Huntington Bancshares, Inc., 4.10%, 12/1/05 (r)	1,000,000	1,000,052
Impac CMB Trust:
4.10%, 5/25/35 (r)	4,422,400	4,427,398
4.15%, 8/25/35 (r)	2,798,508	2,798,704

	Principal
Corporate Bonds - Cont'd	Amount	Value
Interpool Capital Trust, 9.875%, 2/15/27	$2,095,000	$2,105,475
JP Morgan Chase Capital XVII, 5.85%, 8/1/35	500,000	486,915
Keycorp, 4.05%, 6/2/08 (r)	1,000,000	1,000,997
Kimco Realty Corp., 3.893%, 8/1/06 (r)	1,500,000	1,501,491
Kinder Morgan Energy Partners LP, 5.80%, 3/15/35	1,500,000	1,438,800
Leucadia National Corp., 7.00%, 8/15/13	1,620,000	1,626,075
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,942,000	55,163
8.30%, 12/1/37 (e)(m)*	3,500,000	65,625
Masco Corp., 4.048%, 3/9/07 (e)(r)	3,000,000	3,006,666
MBNA Corp., 4.163%, 5/5/08 (r)	3,000,000	3,004,920
Meridian Funding Co. LLC:
4.069%, 4/15/09 (e)(r)	981,875	981,744
4.108%, 10/15/14 (e)(r)	5,000,000	5,000,700
Mid-Atlantic Family Military Communities LLC:
5.24%, 8/1/50 (e)	1,000,000	998,430
5.30%, 8/1/50 (e)	1,250,000	1,249,900
Nationwide Health Properties, Inc., 6.90%, 10/1/37	1,000,000	1,067,510
Nelnet Education Loan Funding, Inc.:
3.65%, 6/1/35 (r)	1,950,000	1,954,875
3.64%, 10/25/38 (r)	1,000,000	1,002,500
Odyssey Re Holdings Corp., 6.875%, 5/1/15	2,500,000	2,495,875
Pacific Pilot Funding Ltd., 4.37%, 10/20/16 (e)(r)	994,086	990,272
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	500,000	522,375
Platinum Underwriters Finance, Inc., 7.50%, 6/1/17 (e)	500,000	498,850
Preferred Term Securities IX Ltd., 4.22%, 4/3/33 (e)(r)	1,000,000	1,009,820
Premium Asset Trust, 3.81%, 10/8/09 (e)(r)	4,000,000	4,001,196
PRICOA Global Funding I, 3.97%, 3/2/07 (e)(r)	3,000,000	3,003,039
Prudential Financial, Inc., 4.00%, 6/13/08 (r)	2,000,000	1,999,140
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	1,000,000	1,179,620
RBS Capital Trust I, 4.82%, 9/29/49 (r)	1,000,000	992,600
Reed Elsevier Capital, Inc., 4.20%, 6/15/10 (r)	3,500,000	3,498,600
Regions Financial Corp., 4.50%, 8/8/08	3,500,000	3,478,475
Small Business Administration:
5.038%, 3/10/15	995,117	1,006,302
4.94%, 8/15/15	2,500,000	2,519,779
Sociedad Concesionaria Autopista Central SA,
6.223%, 12/15/26 (e)	3,000,000	3,222,270
Sovereign Bancorp, Inc.:
4.166%, 8/25/06 (r)	2,000,000	2,003,000
4.15%, 3/1/09 (e)(r)	3,000,000	2,997,090
Sovereign Bank, 4.00%, 2/1/08	1,500,000	1,482,463
SPARCS Trust 99-1, Step Coupon, 0.00% to 4/15/19,
7.697% thereafter to 10/15/97 (e)(r)	1,000,000	331,543
State Street Capital Trust II, 4.29%, 2/15/08 (r)	1,000,000	999,660
Texas Municipal Gas Corp., 2.60%, 7/1/07 (e)	1,170,000	1,152,228
TIERS Trust, 8.45%, 12/1/17 (n)*	439,239	6,589
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/06 (e)	2,500,000	2,458,007
2/15/45 (e)	39,750,000	4,773,180
Union Financial Services 1, Inc.:
5.80%, 10/1/32 (r)	5,000,000	5,012,500
3.70%, 12/1/32 (r)	500,000	500,000
3.80%, 12/1/32 (r)	3,000,000	3,007,500

	Principal
Corporate Bonds - Cont'd	Amount	Value
United Energy Ltd., 6.00%, 11/1/05 (e)	$1,000,000	$1,001,050
Washington Mutual, Inc., 4.04%, 3/20/08 (r)	5,000,000	5,003,040
Westfield Capital Corp Ltd., 4.00%, 11/2/07 (e)(r)	3,000,000	3,005,190

Total Corporate Bonds (Cost $170,714,729)		166,539,473

Taxable Municipal Obligations - 30.0%
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon, 10/1/06	2,290,000	2,189,080
Brownsville Texas Utility System Revenue Bonds, 5.204%, 9/1/17	750,000	754,237
California Statewide Communities Development Authority
Revenue Bonds:
Zero Coupon, 6/1/10	1,415,000	1,136,471
Zero Coupon, 6/1/12	1,530,000	1,109,923
Zero Coupon, 6/1/13	1,585,000	1,088,927
Zero Coupon, 6/1/14	1,645,000	1,067,819
5.01%, 8/1/15	700,000	705,474
Colorado State Fort Carson Family Housing LLC Co.
Housing Revenue Bonds, 7.65%, 11/15/21	4,000,000	4,977,600
Cook County Illinois School District GO Bonds, Zero Coupon:
12/1/19	280,000	132,734
2/1/20	700,000	311,108
12/1/21	700,000	291,683
12/1/24	620,000	218,755
Detroit Michigan COPs:
4.813%, 6/15/20	1,500,000	1,472,505
3.644%, 6/15/25 (r)	5,000,000	5,000,000
Fairfield California Pension Obligation Revenue Bonds,
5.22%, 6/1/20	845,000	850,678
Fort Irwin California Irwin Land LLC Revenue Bonds,
4.51%, 12/15/15	2,480,000	2,415,818
Howell Township New Jersey School District GO Bonds,
5.20%, 7/15/18	1,585,000	1,599,408
Illinois State Housing Development Authority Revenue
Bonds, 5.60%, 12/1/15	1,485,000	1,529,743
Indiana State Bond Bank Revenue Bonds:
5.27%, 1/15/18	1,000,000	1,013,260
5.32%, 1/15/19	1,865,000	1,886,653
Indianapolis Indiana Local Public Improvement Bond Bank
Revenue Bonds, 5.05%, 1/15/18	2,000,000	2,010,160
Inglewood California Pension Funding Revenue Bonds,
5.07%, 9/1/20	1,000,000	993,750
Long Beach California Bond Finance Authority Revenue Bonds:
4.66%, 8/1/15	1,535,000	1,511,361
4.90%, 8/1/17	1,715,000	1,695,175
Los Angeles California Community Redevelopment Agency Tax
Allocation Bonds, 5.27%, 7/1/13	970,000	981,427
Maine State Educational Loan Marketing Corp. Revenue Bonds,
3.80%, 5/1/29 (r)	4,100,000	4,100,000
Miami Beach Florida Tax Allocation Bonds, 4.93%, 12/1/16	2,265,000	2,236,144

	Principal
Taxable Municipal Obligations - Cont'd.	Amount	Value
Missouri State Higher Education Loan Authority Revenue Bonds:
3.80%, 7/15/29 (r)	$3,000,000	$3,000,000
3.74%, 9/1/43 (r)	3,000,000	3,000,000
3.75%, 5/1/44 (r)	2,000,000	2,000,000
Montgomery Alabama GO Bonds, 4.94%, 4/1/17	880,000	880,660
Oceanside California Pension Obligation Revenue Bonds, 5.04%,
8/15/17	1,000,000	996,410
Oklahoma City Oklahoma Airport Trust Revenue Bonds,
5.05%, 10/1/11	1,455,000	1,470,903
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/06	2,000,000	1,936,800
6/30/18	1,195,000	622,189
Philadelphia Pennsylvania School District GO Bonds,
5.09%, 7/1/20	1,000,000	985,650
Pierce County Washinton Cascade Christian Schools Revenue
Bonds, 7.65%, 12/1/09	677,000	698,088
San Francisco City and County California Redevelopment Financing
Authority Revenue Bonds, 5.00%, 8/1/07	980,000	988,830
San Jose California Redevelopment Agency Tax Allocation Bonds,
5.10%, 8/1/20	2,485,000	2,451,775
Schenectady New York Metroplex Development Authority Revenue
Bonds, 5.00%, 8/1/19	1,900,000	1,842,658
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds:
3.20%, 12/1/07	1,295,000	1,261,252
4.20%, 12/1/10	1,235,000	1,210,658
Tennessee State Educational Funding of the South, Inc.
Revenue Bonds:
3.75%, 12/1/35 (r)	3,150,000	3,150,000
3.70%, 12/1/35 (r)	1,500,000	1,500,000
3.801%, 6/1/38 (r)	4,000,000	4,000,000
Tennessee State School Bond Authority Revenue Bonds, 4.88%,
5/1/20	800,000	779,600
Texas State Public Finance Authority Revenue Bonds, 9.00%,
12/1/06	1,534,000	1,580,864
University of Central Florida COPs, 5.375%, 10/1/35	2,000,000	1,927,940
Utah State Housing Corp. Revenue Bonds, 5.392%, 7/1/50	2,000,000	1,975,860
Vermont State Student Assistance Corp. Revenue Bonds:
3.79%, 12/15/36 (r)	1,500,000	1,500,000
3.82%, 12/15/36 (r)	3,000,000	3,000,000
3.80%, 12/15/39 (r)	1,750,000	1,750,000
Vigo County Indiana Redevelopment Authority Economic
Development Revenue Bonds, 4.96%, 8/1/14	530,000	527,270
West Contra Costa California Unified School District COPs:
4.71%, 1/1/11	455,000	451,424
4.76%, 1/1/12	475,000	471,171
4.82%, 1/1/13	500,000	495,145
Wilkes-Barre Pennsylvania GO Bonds, 5.33%, 11/15/20	1,655,000	1,661,322

Total Taxable Municipal Obligations (Cost $91,556,159)		91,396,362

U.S. Government Agencies and	Principal
Instrumentalities - 10.7%	Amount	Value
Federal Home Loan Bank Discount Notes, 10/3/05	$29,600,000	$29,594,820
Freddie Mac, 4.125%, 7/12/10	3,000,000	2,984,970

Total U.S. Government Agencies and
Instrumentalities (Cost $32,591,400)		32,579,790

High Social Impact Investments - 0.3%
Calvert Social Investment Foundation Notes, 3.00%,
7/1/06 (b)(i)(r)	1,050,000	1,012,462

Total High Social Impact Investments (Cost $1,050,000)		1,012,462

Equity Securities - 3.5%	Shares
BAC Capital Trust IV, Preferred	44,000	1,072,500
Conseco, Inc., Preferred	85,000	2,272,900
Manitoba Telecom Services, Inc.	9,261	386,570
MFH Financial Trust I, Preferred (e)	20,000	1,980,000
Northern Borders Partners, LP	3,500	167,475
Richmond County Capital Corp., Preferred (e)	20	2,010,000
Roslyn Real Estate Asset Corp., Preferred	2	200,000
WoodBourne Pass-Through Trust, Preferred (e)	25	2,496,875

Total Equity Securities (Cost $10,276,871)		10,586,320

Total Investments (Cost $306,189,159) - 99.2%		302,114,407
Other assets and liabilities, net - 0.8%		2,394,651
Net Assets - 100%		$304,509,058

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 14,674,860 shares outstanding		$236,340,877
Class B: 1,152,154 shares outstanding		18,284,964
Class C: 1,198,048 shares outstanding		19,125,381
Class I: 1,809,653 shares outstanding		28,669,188
Undistributed net investment income		116,777
Accumulated net realized gain (loss) on investments		6,154,701
Net unrealized appreciation (depreciation) on investments		(4,182,830)

Net Assets		$304,509,058

Net Asset Value per Share
Class A (based on net assets of $237,396,130)		$16.18
Class B (based on net assets of $18,558,770)		$16.11
Class C (based on net assets of $19,276,152)		$16.09
Class I (based on net assets of $29,278,006)		$16.18

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
10 Year U.S. Treasury Notes	380	12/05	$41,770,312	($134,111)
Total Purchased				($134,111)

Sold:
U.S. Treasury Bonds	18	12/05	$2,059,313	$21,595
5 Year U.S. Treasury Notes	5	12/05	534,297	4,367
Total Sold				$25,962

See notes to statements of net assets and notes to financial statements.

Equity Portfolio
Statement of Net Assets
September 30, 2005

Equity Securities - 97.1%	Shares	Value
Advertising Agencies - 1.6%
Omnicom Group, Inc.	225,000	$18,816,750

Banks - New York City - 1.5%
Bank of New York Co., Inc.	600,000	17,646,000

Banks - Outside New York City - 2.1%
Synovus Financial Corp.	900,000	24,948,000

Biotechnology - Research & Production - 3.6%
Amgen, Inc.*	550,000	43,818,500

Chemicals - 3.3%
Air Products & Chemicals, Inc.	520,000	28,672,800
Ecolab, Inc.	363,300	11,600,169
		40,272,969

Communications Technology - 2.7%
Cisco Systems, Inc.*	1,800,000	32,274,000

Computer - Services, Software & Systems - 2.8%
Microsoft Corp.	1,300,000	33,449,000

Computer Technology - 4.2%
Dell, Inc.*	1,000,000	34,200,000
Zebra Technologies Corp.*	420,000	16,417,800
		50,617,800

Consumer Products - 1.7%
Alberto-Culver Co.	470,000	21,032,500

Diversified Financial Services - 2.9%
American Express Co.	600,000	34,464,000

Diversified Production - 4.1%
Dover Corp.	750,000	30,592,500
Pentair, Inc.	500,000	18,250,000
		48,842,500

Drug & Grocery Store Chains - 2.5%
Walgreen Co.	683,100	29,680,695

Drugs & Pharmaceuticals - 5.9%
Forest Laboratories, Inc.*	500,000	19,485,000
Johnson & Johnson	300,000	18,984,000
Pfizer, Inc.	1,300,000	32,461,000
		70,930,000

Equity Securities - Cont'd	Shares	Value
Electronic Equipment & Components - 3.7%
Emerson Electric Co.	350,000	$ 25,130,000
Molex, Inc.	750,000	19,282,500
		44,412,500

Electronics - Medical Systems - 4.4%
Medtronic, Inc.	580,000	31,099,600
Varian Medical Systems, Inc.*	550,000	21,730,500
		52,830,100

Electronics - Semiconductors / Components - 3.6%
Intel Corp.	1,150,000	28,347,500
Microchip Technology, Inc.	500,000	15,060,000
		43,407,500

Financial Data Processing Services - 2.9%
First Data Corp.	250,000	10,000,000
Fiserv, Inc.*	550,000	25,228,500
		35,228,500

Foods - 1.2%
General Mills, Inc.	300,000	14,460,000

Healthcare Facilities - 1.2%
Health Management Associates, Inc.	600,000	14,082,000

Healthcare Services - 3.4%
Express Scripts, Inc.*	440,000	27,368,000
Omnicare, Inc.	250,000	14,057,500
		41,425,500

Insurance - Multi-Line - 1.5%
Aflac, Inc.	400,000	18,120,000

Insurance - Property & Casualty - 1.1%
Chubb Corp.	150,000	13,432,500

Investment Management Companies - 2.4%
SEI Investments Co.	770,000	28,936,600

Machinery - Industrial / Specialty - 3.0%
Illinois Tool Works, Inc.	440,000	36,225,200

Machinery - Oil Well Equipment & Services - 0.5%
FMC Technologies, Inc.*	151,000	6,358,610

Medical & Dental - Instruments & Supplies - 1.7%
Biomet, Inc.	600,000	20,826,000

Multi-Sector Companies - 1.0%
3M Co.	170,000	12,471,200

Office Furniture & Business Equipment - 1.3%
Lexmark International, Inc.*	250,000	15,262,500

Equity Securities - Cont'd	Shares	Value
Oil - Crude Producers - 3.9%
EOG Resources, Inc.	626,600	$46,932,340

Retail - 12.3%
Bed Bath & Beyond, Inc.*	700,000	28,126,000
CDW Corp.	400,000	23,568,000
Costco Wholesale Corp.	550,000	23,699,500
Home Depot, Inc.	500,000	19,070,000
Kohl's Corp.*	630,000	31,613,400
Staples, Inc.	1,050,000	22,386,000
		148,462,900

Securities Brokers & Services - 2.0%
A.G. Edwards, Inc.	250,000	10,952,500
Franklin Resources, Inc.	150,000	12,594,000
		23,546,500

Services - Commercial - 1.5%
eBay, Inc.*	450,000	18,540,000

Soaps & Household Chemicals - 2.4%
Colgate-Palmolive Co.	550,000	29,034,500

Utilities - Gas Distribution - 3.1%
Questar Corp.	420,000	37,010,400

Venture Capital - 0.1%
20/20 Gene Systems Inc., Warrants
(strike price $.01/share, expires 8/27/13) (b)(i)*	30,000	14,700
Chesapeake PERL, Inc.:
Common Warrants (strike price $2.00/share, expires 4/1/09) (b)(i)*	75,000	--
Series A-2 Preferred (b)(i)*	150,000	300,000
Cylex, Inc.:
Series A-1 Preferred (b)(i)*	101,742	93,496
Series B Preferred (b)(i)*	787,268	211,775
Warrants (strike price $.0412/share, expires 11/12/13) (b)(i)*	285,706	--
Dragonfly Media LLC (b)(i)*	295,081	387,294
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	--
Common Warrants (strike price $1.00/share, expires 10/31/13) (b)(i)*	27,025	--
Series A Preferred (b)(i)*	69,033	69,033
Series A Preferred Warrants
(strike price $1.00/share, expires 1/1/12) (b)(i)*	1,104	--
Series B Preferred (b)(i)*	161,759	161,759
PowerZyme, Inc., Series D, Preferred (b)(i)*	1,250,000	375,000
		1,613,057

Total Equity Securities (Cost $946,061,592)		1,169,411,121

	Adjusted
Limited Partnership Interest - 0.0%	Basis	Value
China Environment Fund 2004 (b)(i)*	$4,653	$4,653
SEAF India International Growth Fund LLC (b)(i)*	150,000	150,000

Total Limited Partnership Interest (Cost $154,653)		154,653

	Principal
Corporate Bonds - 0.0%	Amount
20/20 Gene Systems Inc., 8.00%, 3/1/06 (b)(i)	250,000	187,500

Total Corporate Bonds (Cost $250,000)		187,500

High Social Impact Investments - 0.6%
Calvert Social Investment Foundation Notes,
3.00%, 7/1/06 (b)(i)(r)	6,800,000	6,556,900

Total High Social Impact Investments (Cost $6,800,000)		6,556,900

U.S. Government Agencies and Instrumentalities - 2.6%
Federal Home Loan Bank Discount Notes, 10/3/05	31,800,000	31,794,435

Total U.S. Government Agencies and Instrumentalities
(Cost $31,794,435)		31,794,435

TOTAL INVESTMENTS (Cost $985,060,680) - 100.3%		1,208,104,609
Other assets and liabilities, net - (0.3%)		(3,040,433)
Net Assets - 100%		$1,205,064,176

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 24,275,842 shares outstanding		$672,521,927
Class B: 3,203,245 shares outstanding		89,892,137
Class C: 3,497,536 shares outstanding		91,468,511
Class I: 3,673,158 shares outstanding		113,060,147
Accumulated net realized gain (loss) on investments		15,077,525
Net unrealized appreciation (depreciation) on investments		223,043,929

Net Assets		$1,205,064,176

Net Asset Value per Share
Class A (based on net assets of $858,873,483)		$35.38
Class B (based on net assets of $105,189,404)		$32.84
Class C (based on net assets of $107,305,330)		$30.68
Class I (based on net assets of $133,695,959)		$36.40

See notes to statements of net assets and notes to financial statements.

Enhanced Equity Portfolio
Statement of Net Assets
September 30, 2005

Equity Securities - 98.8%	Shares	Value
Air Transportation - 0.3%
AAR Corp.*	5,700	$97,926
Continental Airlines, Inc., Class B*	11,600	112,056
		209,982

Auto Parts - Original Equipment - 0.1%
Autoliv, Inc.	1,700	73,950

Auto Trucks & Parts - 0.1%
Modine Manufacturing Co.	2,200	80,696

Banks - New York City - 1.9%
JP Morgan Chase & Co.	41,284	1,400,766

Banks - Outside New York City - 7.2%
Bank of America Corp.	45,570	1,918,497
BB&T Corp.	2,500	97,625
KeyCorp Ltd.	7,300	235,425
US Bancorp	30,200	848,016
Wachovia Corp.	28,700	1,365,833
Wells Fargo & Co.	13,100	767,267
		5,232,663

Biotechnology - Research & Production - 2.3%
Amgen, Inc.*	13,200	1,051,644
Invitrogen Corp.*	7,800	586,794
		1,638,438

Building Materials - 0.4%
Masco Corp.	9,000	276,120

Chemicals - 0.8%
Airgas, Inc.	800	23,704
Lubrizol Corp.	300	12,999
Praxair, Inc.	5,000	239,650
Sigma-Aldrich Corp.	4,900	313,894
		590,247

Communications & Media - 2.0%
Time Warner, Inc.	80,900	1,465,099

Communications Technology - 1.8%
Cisco Systems, Inc.*	67,800	1,215,654
Motorola, Inc.	4,200	92,778
		1,308,432

Equity Securities - Cont'd	Shares	Value
Computer - Services, Software & Systems - 3.6%
Adobe Systems, Inc.	6,000	$179,100
BMC Software, Inc.*	7,900	166,690
Compuware Corp.*	15,000	142,500
Microsoft Corp.	68,800	1,770,224
Symantec Corp.*	12,613	285,811
Trizetto Group, Inc.*	4,900	69,188
		2,613,513

Computer Technology - 5.2%
Apple Computer, Inc.*	5,900	316,299
Dell, Inc.*	36,700	1,255,140
EMC Corp.*	11,800	152,692
Hewlett-Packard Co.	9,100	265,720
International Business Machines Corp.	21,800	1,748,796
		3,738,647

Consumer Electronics - 0.2%
Yahoo!, Inc.*	5,200	175,968

Consumer Products - 1.7%
American Greetings Corp.	1,300	35,620
Gillette Co.	2,500	145,500
Kimberly-Clark Corp.	15,800	940,574
Toro Co.	2,300	84,548
		1,206,242

Containers & Packaging - Paper & Plastic - 0.0%
Sealed Air Corp.*	100	4,746

Diversified Financial Services - 3.7%
American Express Co.	24,300	1,395,792
CIT Group, Inc.	1,700	76,806
Goldman Sachs Group, Inc.	9,600	1,167,168
		2,639,766

Diversified Materials & Processing - 0.1%
Armor Holdings, Inc.*	1,700	73,117

Diversified Production - 1.1%
Danaher Corp.	13,100	705,173
Dover Corp.	2,600	106,054
		811,227

Drug & Grocery Store Chains - 0.2%
Supervalu, Inc.	4,300	133,816

Drugs & Pharmaceuticals - 6.2%
Cardinal Health, Inc.	7,650	485,316
Johnson & Johnson	31,300	1,980,664
Pfizer, Inc.	79,600	1,987,612
		4,453,592

Equity Securities - Cont'd	Shares	Value
Electrical - Household Appliances - 0.0%
Maytag Corp.	1,600	$29,216

Electrical Equipment & Components - 0.3%
Molex, Inc.	8,000	213,440

Electronic Equipment & Components - 0.1%
Cooper Industries Ltd.	1,400	96,796

Electronics - Medical Systems - 1.0%
Medtronic, Inc.	14,000	750,680

Electronics - Semiconductors / Components - 5.3%
Intel Corp.	76,300	1,880,795
Jabil Circuit, Inc.*	9,800	303,016
National Semiconductor Corp.	33,800	888,940
Texas Instruments, Inc.	22,200	752,580
		3,825,331

Energy Miscellaneous - 1.3%
Veritas DGC, Inc.*	25,000	915,500

Financial Data Processing Services - 2.7%
Automatic Data Processing, Inc.	24,000	1,032,960
CompuCredit Corp.*	6,300	279,846
First Data Corp.	16,500	660,000
		1,972,806

Financial Miscellaneous - 1.5%
Fannie Mae	10,700	479,574
Freddie Mac	1,600	90,336
MBNA Corp.	10,600	261,184
Nationwide Financial Services, Inc.	1,800	72,090
Providian Financial Corp.*	11,300	199,784
		1,102,968

Foods - 1.9%
General Mills, Inc.	4,900	236,180
Hershey Foods Corp.	8,500	478,635
Kellogg Co.	14,700	678,111
		1,392,926

Forest Products - 0.5%
Weyerhaeuser Co.	5,300	364,375

Healthcare Management Services - 0.8%
Caremark Rx, Inc.*	6,800	339,524
IMS Health, Inc.	10,000	251,700
		591,224

Equity Securities - Cont'd	Shares	Value
Healthcare Services - 3.6%
Express Scripts, Inc.*	8,100	$503,820
McKesson Corp.	15,500	735,475
WellPoint, Inc.*	17,700	1,342,014
		2,581,309
Home Building - 2.2%
NVR, Inc.*	1,300	1,150,435
Standard-Pacific Corp.	9,800	406,798
		1,557,233

Household Equipment & Products - 1.1%
Black & Decker Corp.	9,700	796,273

Identification Control & Filter Devices - 0.3%
Parker Hannifin Corp.	3,700	237,947

Insurance - Life - 1.7%
Phoenix Co.'s, Inc.	4,600	56,120
Principal Financial Group	16,100	762,657
Prudential Financial, Inc.	6,100	412,116
		1,230,893

Insurance - Multi-Line - 2.5%
Cigna Corp.	9,900	1,166,814
Hartford Financial Services Group, Inc.	4,300	331,831
Lincoln National Corp.	3,600	187,272
Safeco Corp.	1,000	53,380
St. Paul Travelers Co.'s, Inc.	800	35,896
UnumProvident Corp.	100	2,050
		1,777,243

Insurance - Property & Casualty - 1.8%
21st Century Insurance Group	4,200	66,990
Chubb Corp.	6,400	573,120
Commerce Group, Inc.	6,500	377,130
Progressive Corp.	2,600	272,402
		1,289,642

Leisure Time - 0.3%
Vail Resorts, Inc.*	7,100	204,125

Machinery - Construction & Handling - 0.8%
Terex Corp.*	11,300	558,559

Machinery - Engines - 0.4%
Cummins, Inc.	3,000	263,970

Machinery - Industrial / Specialty - 1.0%
Illinois Tool Works, Inc.	8,770	722,034

Machinery - Oil Well Equipment & Services - 1.4%
Cooper Cameron Corp.*	7,600	561,868
Smith International, Inc.	13,200	439,692
		1,001,560

Equity Securities - Cont'd	Shares	Value
Medical & Dental - Instruments & Supplies - 0.5%
Becton Dickinson & Co.	5,100	$267,393
St. Jude Medical, Inc.*	1,200	56,160
		323,553

Medical Services - 0.2%
Coventry Health Care, Inc.*	1,250	107,525

Multi-Sector Companies - 1.0%
3M Co.	9,800	718,928

Office Furniture & Business Equipment - 0.2%
Xerox Corp.*	8,800	120,120

Oil - Crude Producers - 3.6%
Cimarex Energy Co.*	1,700	77,061
EOG Resources, Inc.	18,000	1,348,200
Pioneer Natural Resources Co.	9,000	494,280
XTO Energy, Inc.	15,142	686,235
		2,605,776

Paints & Coatings - 0.0%
H.B. Fuller Co.	400	12,432

Publishing - Miscellaneous - 1.4%
McGraw-Hill Co.'s, Inc.	20,600	989,624

Real Estate Investment Trust - 0.3%
Equity Office Properties Trust	3,300	107,943
FelCor Lodging Trust, Inc.*	7,100	107,565
		215,508

Restaurants - 0.7%
CKE Restaurants, Inc.	10,400	137,072
Darden Restaurants, Inc.	12,900	391,773
		528,845

Retail - 5.4%
Barnes & Noble, Inc.	10,300	388,310
Best Buy Co., Inc.	6,500	282,945
Costco Wholesale Corp.	7,700	331,793
Gap, Inc.	27,825	484,990
Home Depot, Inc.	33,900	1,292,946
Nordstrom, Inc.	14,400	494,208
Saks, Inc.*	1,200	22,200
ShopKo Stores, Inc.*	100	2,552
Staples, Inc.	22,850	487,162
Target Corp.	2,100	109,053
		3,896,159

Savings & Loans - 1.0%
Downey Financial Corp.	3,000	182,700
Washington Mutual, Inc.	14,300	560,846
		743,546

Equity Securities - Cont'd	Shares	Value
Securities Brokers & Services - 0.1%
Charles Schwab Corp.	2,700	$38,961

Services - Commercial - 0.2%
eBay, Inc.*	3,100	127,720

Shoes - 0.1%
Timberland Co.*	3,200	108,096

Soaps & Household Chemicals - 2.3%
Colgate-Palmolive Co.	2,200	116,138
Procter & Gamble Co.	25,700	1,528,122
		1,644,260

Telecommunications Equipment - 0.0%
Audiovox Corp.*	900	12,582

Transportation Miscellaneous - 0.2%
United Parcel Service, Inc., Class B	2,600	179,738

Utilities - Cable, Television, & Radio - 1.4%
Cablevision Systems Corp.*	1,400	42,938
Comcast Corp.*	32,700	960,726
		1,003,664

Utilities - Electrical - 1.6%
Black Hills Corp.	2,000	86,740
Cleco Corp.	16,700	393,786
Duquesne Light Holdings, Inc.	500	8,605
Hawaiian Electric Industries, Inc.	2,700	75,276
IDACORP, Inc.	6,200	186,806
NiSource, Inc.	4,500	109,125
OGE Energy Corp.	11,000	309,100
Unisource Energy Corp.	300	9,972
		1,179,410

Utilities - Gas Distribution - 3.5%
Energen Corp.	7,600	328,776
Kinder Morgan, Inc.	11,700	1,125,072
Oneok, Inc.	1,700	57,834
Questar Corp.	11,600	1,022,192
		2,533,874

Utilities - Telecommunications - 3.6%
Bellsouth Corp.	39,800	1,046,740
Centennial Communications Corp.*	4,400	65,912
SBC Communications, Inc.	62,138	1,489,448
		2,602,100

Equity Securities - Cont'd	Shares	Value
Wholesalers - 0.1%
United Stationers, Inc.*	1,800	$86,148

Total Equity Securities (Cost $62,294,008)		71,381,646

Total Investments (Cost $62,294,008) - 98.8%		71,381,646
Other assets and liabilities, net - 1.2%		869,644
Net Assets - 100%		$72,251,290

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value share authorized:
Class A: 2,911,226 shares outstanding		$46,019,561
Class B: 518,763 shares outstanding		7,934,949
Class C: 419,747 shares outstanding		6,652,970
Class I: 66,463 shares outstanding		1,209,690
Undistributed net investment income		189,578
Accumulated net realized gain (loss) on investments		1,156,904
Net unrealized appreciation (depreciation) on investments		9,087,638

Net Assets		$72,251,290

Net Asset Value Per Share
Class A (based on net assets of $54,618,360)		$18.76
Class B (based on net assets of $9,043,290)		$17.43
Class C (based on net assets of $7,343,587)		$17.50
Class I (based on net assets of $1,246,053)		$18.75

See notes to statements of net assets and notes to financial statements.

Notes to Statements of Net Assets

(a) Affiliated company.

(b) This security was valued by the Board of Trustees. See note A.

(c) Colson Services Corporation is the collection and transfer agent for certain U.S. Government guaranteed variable rate loans. Each depository receipt pertains to a set, grouped by interest rate, of these loans.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) Interest payments have been deferred until July 1, 2006. At September 2005 accumulated deferred interest totaled $779,021 and includes interest accrued since and due on October 1, 2003.

(h) Represents rate in effect at September 30, 2005, after regularly scheduled adjustments on such date. Interest rates adjust generally at the beginning of the month, calendar quarter, or semiannually based on prime plus contracted adjustments. As of September 30, 2005, the prime rate was 6.75%.

(i) Restricted securities represent 2.4% of the net assets for Balanced Portfolio, 0.3% for Bond Portfolio, and 0.7% for Equity Portfolio.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

* Non-income producing security.

Explanation of Guarantees:	Abbreviations:
BPA: Bond Purchase Agreement	ADR: American Depository Receipt
CA: Collateral Agreement	AMBAC: American Municipal Bond Assurance
C/LOC: Confirming Letter of Credit	Corp.
LOC: Letter of Credit	COPs: Certificates of Participation
GIC: Guaranteed Investment Contract	FGIC: Financial Guaranty Insurance Company
FHLB: Federal Home Loan Bank
FSB: Federal Savings Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MBIA: Municipal Bond Insurance Association
MFH: Multi-Family Housing
REIT: Real Estate Investment Trust
SPI: Securities Purchase, Inc.
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Balanced Portfolio
Restricted Securities	Acquisition Dates	Cost
Agraquest, Inc., Series B Preferred	02/26/97	$200,001
Agraquest, Inc., Series C Preferred	03/11/98 - 06/27/03	200,000
AgraQuest, Inc, Series H Preferred	05/25/2005	161,999
Angels With Attitude LLC	08/28/00 - 04/30/03	200,000
Calvert Social Investment Foundation Notes,
2.17%, 7/1/07	07/01/04	5,016,666
CFBanc Corp.	03/14/03	270,000
CitySoft Note I, 10.00%, 8/31/06	10/15/02	297,877
CitySoft Note II, 10.00%, 8/31/06	09/09/03	32,500
CitySoft Note III, 10.00%, 8/31/06	05/04/04	25,000
CitySoft Note IV, 10.00%, 8/31/06	03/11/05	25,000
City Soft, Inc., Warrants:
(strike price $0.21/share, expires 05/15/12)	11/22/02	--
(strike price $0.01/share, expires 10/15/12)	05/04/04	--
(strike price $0.01/share, expires 10/15/12)	11/22/02	--
(strike price $0.14/share, expires 10/15/12)	11/22/02	--
(strike price $0.28/share, expires 10/15/12)	11/22/02	--
(strike price $0.01/share, expires 02/28/13)	04/11/03	--
(strike price $0.14/share, expires 02/28/13)	04/11/03	--
(strike price $0.28/share, expires 02/28/13)	04/11/03	--
(strike price $0.01/share, expires 05/31/13)	07/15/03	--
(strike price $0.14/share, expires 05/31/13)	07/15/03	--
(strike price $0.28/share, expires 05/31/13)	07/15/03	--
(strike price $0.01/share, expires 08/31/13)	09/09/03	--
(strike price $0.14/share, expires 08/31/13)	09/09/03	--
(strike price $0.28/share, expires 08/31/13)	09/09/03	--
(strike price $0.01/share, expires 09/4/13)	03/11/05	--
(strike price $0.01/share, expires 09/4/13)	09/09/03	--
(strike price $0.01/share, expires 09/4/13)	05/04/04	--
(strike price $0.14/share, expires 09/4/13)	09/09/03	--
(strike price $0.28/share, expires 09/4/13)	09/09/03	--
(strike price $0.01/share, expires 11/30/13)	01/16/04	--
(strike price $0.14/share, expires 11/30/13)	01/16/04	--
(strike price $0.28/share, expires 11/30/13)	01/16/04	--
Coastal Venture Partners	06/07/96 - 06/22/00	186,494
Common Capital	02/15/01 - 12/13/04	312,428
Community Bank of the Bay	03/15/96	100,000
Distributed Energy Systems Corp, Contingent
Deferred Distribution, Cash Tranche 2	01/06/04	11,022
Distributed Energy Systems Corp, Contingent
Deferred Distribution, Stock Tranche 2	01/06/04	407
Environmental Private Equity Fund II	12/31/93 - 11/21/97	24,332
First Analysis Private Equity Fund IV	02/25/02 - 07/11/05	421,984
GEEMF Partners	02/28/97	185,003
Global Environment Emerging Markets Fund	01/14/94 - 12/01/95	814,997

Balanced Portfolio
Restricted securities (Cont'd)	Acquisition Dates	Cost
H2Gen Innovations Common Stock	11/04/04	--
H2Gen Innovations, Inc., Series A Preferred	12/30/02	$251,496
H2Gen Innovations, Inc., Series A Preferred,
Warrants(strike price $1.00/share, expires 1/1/12)	11/07/02	--
H2Gen Innovations, Inc., Series B Preferred	11/06/03 - 10/21/04	161,759
H2Gen Innovations, Inc., Series B Preferred,
Warrants(strike price $1.00/share, expires 10/31/13)	11/06/03 - 02/02/04	--
Hambrecht & Quist Environmental Technology Fund	08/11/89 - 08/10/94	254,513
Hayes Medical Services	01/31/97 - 07/22/99	500,000
Hayes Medical Series A-1 Preferred Stock	08/19/05	8,663
Hayes Medical, Inc., 8.00%, 9/30/10	08/19/05	250,000
Inflabloc	12/29/03	261,945
Infrastructure and Environmental Private
Equity Fund III	04/16/97 - 02/12/01	644,292
KDM Development Corp., 2.41%, 12/31/07	11/03/99	706,429
Labrador Ventures III	08/11/98 - 04/02/01	370,293
Labrador Ventures IV	12/14/99 - 06/27/05	826,683
Liberty Environmental Partners	07/28/94 - 09/17/97	256,090
Milepost Ventures	05/27/98 - 04/23/02	500,000
Neighborhood Bancorp	06/25/97	100,000
New Markets Growth Fund LLC	01/08/03 - 06/20/05	150,000
Pharmadigm, Inc.	07/05/96 - 06/18/97	238,055
Plethora Technology Series A Preferred Stock	04/29/05-05/13/05	701,835
Plethora Technology Common Warrants
4/29/2015 $0.01	6/23/03-2/10/04	75,360
Poland Partners	04/13/94 - 07/23/01	--
ProFund International SA, Common	08/29/95 - 05/25/99	7,500
ProFund International SA, Preferred	01/12/96 - 09/09/03	118,624
Seventh Generation, Inc.	04/12/02 - 05/06/03	230,500
SMARTTHINKING, Inc., Series 1-A,
Convertible Preferred	04/22/03 - 05/27/05	159,398
SMARTTHINKING, Inc., Series 1-B,
Convertible Preferred	06/10/03	250,000
SMARTTHINKING, Inc., Series 1-B Preferred
Warrants (strike price $1.53/share, expires 10/20/05)	06/10/03	--
SMARTTHINKING, Inc., Series 1-B Preferred
Warrants (strike price $0.01, expires 5/26/2015)	05/27/05	--
Solstice Capital	06/26/01 - 05/18/05	310,526
Ukraine Fund	09/28/92 - 04/18/01	43,056
Utah Ventures	11/17/97 - 02/05/03	867,581
Venture Strategy Partners	08/21/98 - 02/26/03	206,058
Wild Planet Toys, Inc., Series B Preferred	07/12/94	200,000
Wild Planet Toys, Inc., Series E Preferred	04/09/98	180,725
Wind Harvest Co., Inc., Series A Preferred	05/16/94	100,000

Equity Portfolio
Restricted Securities	Acquisition Dates	Cost
20/20 Gene Systems, Inc.:
8.00%, 3/1/06	09/01/05	$250,000
Warrants (strike price $0.01/share, expires 8/27/13)	08/29/03	14,700
Calvert Social Investment Foundation Notes,
3.00%, 7/1/06	07/01/03-07/01/04	6,800,000
China Environment Fund 2004 LP	09/15/05	4,653
Chesapeake PERL, Inc.:
Common Warrants (strike price $2.00/share, expires 4/1/09)	05/17/05	--
Series A-2, Preferred	07/30/04	300,000
Cylex, Inc.:
Series A-1, Preferred	06/30/04	335,750
Series B, Preferred	06/30/04	211,775
Warrants (strike price $0.0412/share, expires 11/12/13)	06/30/04	13,525
Dragonfly Media LLC	07/18/03-05/13/04	516,392
H2Gen Innovations, Inc.:
Common	11/04/04	--
Common Warrants (strike price $1.00/share, expires 10/31/13)	11/04/04	--
Series A, Preferred	11/04/04	251,496
Series A, Preferred Warrants (strike price $1.00/share,
expires 1/1/12)	11/04/04	--
Series B, Preferred	10/21/04-10/27/04	161,759
PowerZyme, Inc., Series D, Preferred	07/22/04	500,000
SEAF India International Growth Fund LLC	3/22/05-5/11/05	150,000

Bond Portfolio
Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes,
3.00%, 7/1/06	07/01/03	$1,050,000

See notes to financial statements.

Statements of Operations
Year Ended September 30, 2005

	Money
	Market	Balanced	Bond
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$4,500,022	$9,103,212	$9,959,460
Dividend income (net of foreign taxes withheld
of $0, $4,498, and $4,521, respectively)	--	6,540,122	383,023
Total investment income	4,500,022	15,643,334	10,342,483

Expenses:
Investment advisory fee	484,015	2,356,288	871,605
Transfer agency fees and expenses	430,696	1,009,856	509,860
Administrative fees	322,676	1,532,857	708,994
Distribution Plan expenses:
Class A	--	1,189,577	393,146
Class B	--	270,769	179,400
Class C	--	241,457	154,688
Trustees' fees and expenses	35,218	127,536	54,126
Custodian fees	19,880	124,251	70,547
Registration fees	23,340	43,515	52,537
Reports to shareholders	64,369	176,514	46,821
Professional fees	31,996	71,913	39,797
Miscellaneous	56,423	149,421	14,839
Total expenses	1,468,613	7,293,954	3,096,360
Reimbursement from Advisor:
Class O	(45,911)	--	--
Class I	--	(4,246)	--
Fees paid indirectly	(10,992)	(24,242)	(19,284)
Net expenses	1,411,710	7,265,466	3,077,076

Net Investment Income	3,088,312	8,377,868	7,265,407

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,269)	22,869,935	4,279,524
Foreign currency transactions	--	427	(166)
Futures	--	1,762,918	2,464,212
	(1,269)	24,633,280	6,743,570

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	--	18,068,393	(2,070,631)
Futures	--	(298,301)	(350,454)
	--	17,770,092	(2,421,085)

Net Realized and Unrealized
Gain (Loss) on Investments	(1,269)	42,403,372	4,322,485

Increase (Decrease) in Net Assets
Resulting From Operations	$3,087,043	$50,781,240	$11,587,892

See notes to financial statements.

Statements of Operations
Year ended September 30, 2005

		Enhanced
	Equity	Equity
Net Investment Income	Portfolio	Portfolio
Investment Income:
Interest income	$589,332	$1,503
Dividend income (net of foreign taxes withheld of $154
and $0, respectively)	14,105,417	1,417,005
Total investment income	14,694,749	1,418,508

Expenses:
Investment advisory fee	5,572,057	446,030
Transfer agency fees and expenses	2,359,674	175,122
Administrative fees	2,114,420	111,360
Distribution Plan expenses:
Class A	1,994,782	145,512
Class B	1,013,998	88,645
Class C	1,006,967	69,660
Trustees' fees and expenses	247,207	16,559
Custodian fees	54,689	41,085
Registration fees	70,549	33,228
Reports to shareholders	245,620	19,646
Professional fees	117,081	22,904
Miscellaneous	75,977	7,687
Total expenses	14,873,021	1,177,438
Reimbursements:
Class I	--	(5,070)
Fees waived	--	(74,342)
Fees paid indirectly	(40,341)	(6,463)
Net expenses	14,832,680	1,091,563

Net Investment Income (Loss)	(137,931)	326,945

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	38,626,683	4,134,578
Net increase from payment by affiliate (see Note B)	--	132,790
Change in unrealized appreciation or (depreciation)	81,066,598	2,881,760

Net Realized and Unrealized
Gain (Loss) on Investments	119,693,281	7,149,128

Increase (Decrease) in Net Assets
Resulting From Operations	$119,555,350	$7,476,073

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$3,088,312	$769,883
Net realized gain (loss)	(1,269)	(497)

Increase (Decrease) in Net Assets
Resulting From Operations	3,087,043	769,386

Distributions to shareholders from
Net investment income	(3,089,090)	(768,201)

Capital share transactions:
Shares sold	127,234,499	143,216,772
Reinvestment of distributions	3,019,563	759,944
Shares redeemed	(139,950,325)	(155,849,491)
Total capital share transactions	(9,696,263)	(11,872,775)

Total Increase (Decrease) in Net Assets	(9,698,310)	(11,871,590)

Net Assets
Beginning of year	169,916,148	181,787,738
End of year (including undistributed net investment
income of $8,907 and $9,685, respectively.)	$160,217,838	$169,916,148

Capital Share Activity
Shares sold	127,234,384	143,216,772
Reinvestment of distributions	3,019,563	759,944
Shares redeemed	(139,950,325)	(155,849,491)
Total capital share activity	(9,696,378)	(11,872,775)

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$8,377,868	$6,799,213
Net realized gain (loss)	24,633,280	21,430,409
Change in net unrealized appreciation or (depreciation)	17,770,092	15,206,025

Increase (Decrease) in Net Assets
Resulting From Operations	50,781,240	43,435,647

Distributions to shareholders from
Net investment income:
Class A Shares	(7,319,170)	(6,584,422)
Class B Shares	(121,583)	(77,086)
Class C Shares	(118,725)	(74,349)
Class I Shares	(13,510)	--
Total distributions	(7,572,988)	(6,735,857)

Capital share transactions:
Shares sold:
Class A Shares	67,015,343	40,968,096
Class B Shares	4,708,898	6,786,762
Class C Shares	5,789,432	6,445,894
Class I Shares	1,000,000	--
Reinvestment of distributions:
Class A Shares	6,821,499	6,103,039
Class B Shares	107,216	67,681
Class C Shares	96,656	61,739
Class I Shares	13,510	--
Redemption Fees:
Class A Shares	6,562	353
Shares redeemed:
Class A Shares	(81,484,063)	(74,997,518)
Class B Shares	(3,154,737)	(3,166,663)
Class C Shares	(3,582,699)	(2,510,835)
Class I Shares	(35,000)	--
Total capital share transactions	(2,697,383)	(20,241,452)

Total Increase (Decrease) in Net Assets	40,510,869	16,458,338

Net Assets
Beginning of year	532,913,566	516,455,228
End of year (including distributions in excess of net investment income and undistributed net investment income
of $458,737 and $159,105, respectively.)	$573,424,435	$532,913,566

Balanced Portfolio
Statements of Changes in Net Assets

Balanced Portfolio (Cont'd)

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2005	2004
Shares sold:
Class A Shares	2,434,440	1,577,142
Class B Shares	173,616	263,954
Class C Shares	215,155	253,014
Class I Shares	36,404	--
Reinvestment of distributions:
Class A Shares	247,707	233,834
Class B Shares	3,929	2,619
Class C Shares	3,577	2,410
Class I Shares	487	--
Shares redeemed:
Class A Shares	(2,962,145)	(2,920,828)
Class B Shares	(115,722)	(122,708)
Class C Shares	(132,780)	(98,897)
Class I Shares	(1,231)	--
Total capital share activity	(96,563)	(809,460)

See notes to financial statements.

Bond Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$7,265,407	$5,684,762
Net realized gain (loss)	6,743,570	6,990,958
Change in net unrealized appreciation or (depreciation)	(2,421,085)	(741,182)

Increase (Decrease) in Net Assets
Resulting From Operations	11,587,892	11,934,538

Distributions to shareholders from
Net investment income:
Class A Shares	(5,951,620)	(4,483,716)
Class B Shares	(370,517)	(358,899)
Class C Shares	(333,980)	(240,269)
Class I Shares	(686,336)	(594,258)
Net realized gain:
Class A Shares	(4,971,041)	(4,125,295)
Class B Shares	(502,129)	(508,426)
Class C Shares	(391,255)	(320,427)
Class I shares	(513,303)	(466,673)
Total distributions	(13,720,181)	(11,097,963)

Capital share transactions:
Shares sold:
Class A Shares	94,693,932	47,220,150
Class B Shares	3,724,200	3,534,484
Class C Shares	8,153,394	4,536,791
Class I Shares	21,360,132	4,509,002
Reinvestment of distributions:
Class A Shares	9,326,059	7,289,334
Class B Shares	669,666	630,680
Class C Shares	512,874	378,719
Class I Shares	1,136,638	1,060,930
Redemption Fees
Class A Shares	4,889	751
Class B Shares	20	--
Class C Shares	1	--
Class I Shares	1	--
Shares redeemed:
Class A Shares	(37,488,177)	(31,536,661)
Class B Shares	(3,273,463)	(5,442,286)
Class C Shares	(2,388,981)	(3,153,347)
Class I Shares	(10,318,779)	(5,834,345)
Total capital share transactions	86,112,406	23,194,202

Total Increase (Decrease) In Net Assets	83,980,117	24,030,777

Net Assets
Beginning of year	220,528,941	196,498,164
End of year (including undistributed net investment income of $116,777 and $151,246, respectively.)	$304,509,058	$220,528,941

Bond Portfolio
Statements of Changes in Net Assets

Bond Portfolio (Cont'd)

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2005	2004
Shares sold:
Class A Shares	5,849,097	2,931,298
Class B Shares	231,341	220,184
Class C Shares	506,345	283,056
Class I Shares	1,318,309	282,981
Reinvestment of distributions:
Class A Shares	580,686	454,994
Class B Shares	41,926	39,558
Class C Shares	32,131	23,780
Class I Shares	70,744	66,200
Shares redeemed:
Class A Shares	(2,315,670)	(1,961,652)
Class B Shares	(203,350)	(339,935)
Class C Shares	(148,614)	(197,167)
Class I Shares	(640,251)	(364,373)
Total capital share activity	5,322,694	1,438,924

See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	($137,931)	($3,656,786)
Net realized gain (loss)	38,626,683	(2,700,972)
Change in net unrealized appreciation or (depreciation)	81,066,598	57,830,791

Increase (Decrease) in Net Assets
Resulting From Operations	119,555,350	51,473,033

Capital share transactions:
Shares sold:
Class A Shares	209,392,150	239,560,019
Class B Shares	8,843,231	17,825,052
Class C Shares	21,111,203	29,365,137
Class I Shares	80,048,726	54,034,900
Redemption Fees:
Class A Shares	22,908	2,725
Class B Shares	535	--
Class C Shares	54	--
Shares issued from merger (see Note A):
Class A Shares	17,977,848	--
Class B Shares	19,750,182	--
Class C Shares	6,931,681	--
Class I Shares	316,729	--
Shares redeemed:
Class A Shares	(150,307,883)	(112,453,634)
Class B Shares	(19,892,846)	(6,937,293)
Class C Shares	(17,431,629)	(8,691,035)
Class I Shares	(52,828,409)	(28,598,023)
Total capital share transactions	123,934,480	184,107,848

Total Increase (Decrease) in Net Assets	243,489,830	235,580,881

Net Assets
Beginning of year	961,574,346	725,993,465
End of year	$1,205,064,176	$961,574,346

See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets

Equity Portfolio (Cont'd)

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2005	2004
Shares sold:
Class A Shares	6,156,949	7,512,315
Class B Shares	279,313	595,439
Class C Shares	713,748	1,052,509
Class I Shares	2,286,950	1,651,833
Shares issued from merger (see Note A):
Class A shares	541,818	--
Class B Shares	637,378	--
Class C Shares	239,520	--
Class I Shares	9,307	--
Shares redeemed:
Class A Shares	(4,409,408)	(3,542,827)
Class B Shares	(626,005)	(232,166)
Class C Shares	(585,706)	(310,547)
Class I Shares	(1,507,553)	(869,770)
Total capital share activity	3,736,311	5,856,786

See notes to financial statements.

Enhanced Equity Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	$326,945	($7,795)
Net realized gain (loss)	4,134,578	925,710
Net increase from payment by affiliate	132,790	--
Change in net unrealized appreciation or (depreciation)	2,881,760	5,080,825

Increase (Decrease) in Net Assets
Resulting From Operations	7,476,073	5,998,740

Distributions to shareholders from:
Net investment income:
Class A Shares	(229,992)	--
Total distributions	(229,992)	--
Capital share transactions:
Shares sold:
Class A Shares	11,932,812	17,615,302
Class B Shares	946,055	1,523,356
Class C Shares	1,919,624	1,825,966
Class I Shares	1,236,213
Reinvestment of distributions:
Class A Shares	210,841	--
Redemption Fees:
Class A Shares	620	372
Shares redeemed:
Class A Shares	(18,494,141)	(6,269,268)
Class B Shares	(1,136,653)	(823,045)
Class C Shares	(1,264,220)	(704,491)
Class I Shares	(27,132)	--
Total capital share transactions	(4,675,981)	13,168,192

Total Increase (Decrease) in Net Assets	2,570,100	19,166,932

Net Assets
Beginning of year	69,681,190	50,514,258
End of year (including undistributed net investment income of $189,578, and $0, respectively)	$72,251,290	$69,681,190

Capital Share Activity
Shares sold:
Class A Shares	662,991	1,051,116
Class B Shares	56,599	97,203
Class C Shares	114,464	115,460
Class I Shares	67,949	--
Reinvestment of distributions:
Class A Shares	11,509	--
Shares redeemed:
Class A Shares	(1,020,792)	(373,393)
Class B Shares	(67,524)	(52,379)
Class C Shares	(74,571)	(44,502)
Class I Shares	(1,486)	--
Total capital share activity	(250,861)	793,505

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Social Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with eight separate portfolios, five of which are reported herein: Money Market, Balanced, Bond, Equity, and Enhanced Equity (formerly Managed Index). Money Market, Balanced, Equity and Enhanced Equity are registered as diversified portfolios. Bond is registered as a non-diversified portfolio. The operations of each series is accounted for separately. Money Market shares are sold without a sales charge. Balanced, Bond, Equity, and Enhanced Equity have Class A, Class B, Class C, and Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

On January 21, 2005, the net assets of the Delaware Social Awareness Fund merged into the Calvert Social Investment Fund's Equity Portfolio. The merger was accomplished by a tax-free exchange of 541,818 Class A, 637,378 Class B, 239,520 Class C, and 9,307 Class I shares of the Equity Portfolio (valued at $17,977,848, $19,750,182, $6,931,681, and $316,729 respectively) for 1,685,375 Class A, 1,971,291 Class B, 691,550 Class C, and 29,075 Class I shares of the Social Awareness Fund outstanding at January 21, 2005. The Social Awareness Fund's net assets as of January 21, 2005, including $10,927,963 of unrealized appreciation and $299,852 of net realized gain, were combined with those of the Equity Portfolio.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. All securities held by Money Market are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The following securities were fair valued in good faith under the direction of the Board of Trustees as of September 30, 2005:

	Total Investments	% of Net Assets
Balanced	$14,074,521	2.5%
Bond	1,012,462	0.3%
Equity	8,512,110	0.7%

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Statements of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the

Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly by Money Market. Dividends from net investment income are paid monthly by Bond, quarterly by Balanced and annually by Equity and Enhanced Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Balanced, Bond, Equity, and Enhanced Equity Portfolios charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio (within five days for all Class I shares). The redemption fee is paid to the Portfolio and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees are paid indirectly by credits earned on each Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolios' expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Money Market Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:

Money Market	.30%
Balanced:
First $500 Million	.425%
Next $500 Million	.40%
Over $1 Billion	.375%
Bond	.35%
Equity:
First $2 Billion	.50%
Next $1 Billion	.475%
Over $3 Billion	.45%
Enhanced Equity:
First $500 Million	.60%
Over $500 Million	.55%

Under the terms of the agreement $39,553, $198,586, $85,704, $493,870, and $29,552 was payable at year end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively. In addition, $77,360, $120,867, $60,576, $197,162, and $29,842 was payable at year end for operating expenses paid by the Advisor during September 2005 for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively. For the year ended September 30, 2005, the Advisor waived $58,205, $8,864, $6,966, and $307 of its fee in Enhanced Equity in Class A, Class B, Class C, and Class I, respectively.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2006 for Money Market, Balanced Class I and Enhanced Equity Class B, C and I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

The contractual expense caps are as follows: for Money Market, .875%; for Balanced Class I, .72%; and for Enhanced Equity, 2.50% for Class B and Class C and .81% for Class I.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Portfolios to pay the Distributor for expenses and services associated with distribution of shares. The expenses of Money Market are limited to .25% annually of average daily net assets. The Distributor currently does not charge any Distribution Plan expenses for Money Market. The expenses paid may not exceed .35%, 1.00%, and 1.00% annually of average daily net assets of each Class A, Class B, and Class C for Balanced, Bond and Equity, respectively. The expenses paid may not exceed .25%, 1.00%, and 1.00% annually of average daily net assets of each Class A, Class B, and Class C for Enhanced Equity. Class I for Balanced, Bond, Equity and Enhanced Equity do not have Distribution Plan expenses. Under the terms of the agreement $144,855, $69,314, $351,118 and $24,574 was payable at year end for Balanced, Bond, Equity, and Enhanced Equity, respectively.

The Distributor received the following amounts as its portion of the commissions charged on sales of the Funds' Class A shares for the year ended September 30, 2005: $238,133 for Balanced, $144,333 for Bond, $349,948 for Equity and $31,698 for Enhanced Equity.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. Under the terms of the agreement $13,381, $16,949, $8,176, $34,168, and $2,322 was payable at year end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively.

For its services, CSSI received fees of $214,878, $240,847, $99,233, $454,516, and $32,280 for the year ended September 30, 2005 for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Calvert Administrative Services Company (CASC), an affiliate of the Advisor, provides administrative services for the Fund. For providing such services, CASC receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

Money Market	.20%
Balanced (Class A, B, & C)	.275%
Balanced (Class I)	.125%
Bond (Class A, B, & C)	.30%
Bond (Class I)	.10%
Equity (Class A, B, & C)	.20%
Equity (Class I)	.10%
Enhanced Equity (Class A, B, & C)	.15%
Enhanced Equity (Class I)	.10%

Under the terms of the agreement $26,368, $129,339, $69,018, $186,658, and $8,820 was payable at year end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $23,000 plus a meeting fee of $1,000 for each Board and Committee meeting attended. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Trustee. Trustees' fees are allocated to each of the funds served.

Kirkpatrick & Lockhart Nicholson Graham LLP ("K&LNG") serves as Fund counsel; the Fund's Secretary is an affiliate of this firm. Payments by the Fund to K&LNG during the reporting period were $93,113.

In November 2005, the Advisor contributed $132,790 to the Enhanced Equity Portfolio to reimburse the effect of a fee waiver for the period ended September 30, 2005. This transaction was deemed a "payment by affiliate."

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term securities, were:

				Enhanced
	Balanced	Bond	Equity	Equity
Purchases:	$448,615,534	$425,324,870	$400,909,057	$28,169,493
Sales:	439,573,747	352,238,868	338,925,151	32,880,578

Money Market held only short-term investments.

The following tables present the cost of investments for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at September 30, 2005, and net realized capital loss carryforwards as of September 30, 2005 with expiration dates:

	Money
	Market	Balanced	Bond
Federal income tax cost of investments	$154,296,157	$535,954,422	$306,197,455
Unrealized appreciation	--	60,913,784	1,874,500
Unrealized (depreciation)	--	(25,266,770)	(5,957,548)
Net appreciation/(depreciation)	--	35,647,014	(4,083,048)

		Enhanced
	Equity	Equity
Federal income tax cost of investments	$984,704,215	$62,547,859
Unrealized appreciation	246,216,524	12,047,118
Unrealized (depreciation)	(22,816,130)	(3,213,331)
Net appreciation/(depreciation)	223,400,394	8,833,787

Capital Loss Carryforwards
	Money
Expiration Date	Market	Balanced	Equity
30-Sep-08	$41,585	--	--
30-Sep-10	14,601	--	$3,059,607
30-Sep-11	6,847	$33,032,362	2,870,948
30-Sep-12	--	--	--
30-Sep-13	6,183	--	--
	----------------	-----------------	----------------
	$69,216	$33,032,362	$5,930,555
	=========	==========	==========

Capital losses may be utilized to offset current and future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended September 30, 2005, and September 30, 2004 were as follows:

Money Market
Distributions paid from:	2005	2004
Ordinary income	$3,089,090	$768,201
Total	$3,089,090	$768,201
Balanced
Distributions paid from:	2005	2004
Ordinary income	$7,572,988	$6,735,858
Total	$7,572,988	$6,735,858
Bond
Distributions paid from:	2005	2004
Ordinary income	$10,609,151	$10,366,006
Long-term capital gain	3,111,030	731,957
Total	$13,720,181	$11,097,963
Enhanced Equity
Distributions paid from:	2005	2004
Ordinary income	$229,992	--
Total	$229,992	--

As of September 30, 2005, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Money
	Market	Balanced	Bond
Undistributed ordinary income	$8,907	$104,050	$2,501,081
Undistributed long-term capital gain	--	--	3,670,547
Capital loss carryforward	(69,216)	(33,032,362)	--
Unrealized appreciation (depreciation)	--	35,647,014	(4,083,048)
Total	($60,309)	$2,718,702	$2,088,580

		Enhanced
	Equity	Equity
Undistributed ordinary income	--	$189,578
Undistributed long-term capital gain	$20,651,615	1,410,755
Capital loss carryforward	(5,930,555)	--
Unrealized appreciation (depreciation)	223,400,394	8,833,787
Total	$238,121,454	$10,434,120

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are due to the treatment of partnerships, real estate investment trusts, asset-backed securities, foreign currency gains and losses, and tax-exempt securities for federal tax purposes for the Balanced Portfolio, the treatment of partnerships, asset-backed securities and foreign currency gains and losses for federal tax purposes for the Bond Portfolio, the treatment of real estate investment trusts and payments by affiliates for federal tax purposes for Enhanced Equity Portfolio, and the disallowance of net operating losses, the treatment of partnerships, and the Section 382 limitation on the losses from the merger with Delaware Social Awareness Fund for federal tax purposes for Equity Portfolio.

	Balanced	Bond
Undistributed net investment income	($1,422,722)	$42,577
Accumulated net realized gain (loss)	1,158,762	(42,844)
Paid in capital	263,960	267

		Enhanced
	Equity	Equity
Undistributed net investment income	$137,931	$92,625
Accumulated net realized gain (loss)	(15,561,432)	(127,955)
Paid in capital	15,423,501	35,330

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales for Balanced, Bond, Enhanced Equity and Equity Portfolios, the tax treatment of passive foreign investment companies for Balanced Portfolio, the tax treatment of Section 1256 contracts for Balanced and Bond Portfolios, post-October losses for Money Market Portfolio, the tax treatment of partnerships for Balanced, Bond, and Equity Portfolios, and the capital loss limitations from Equity Portfolio's merger.

The Portfolios may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. In addition, the Portfolios effected transactions with other Calvert Portfolios, which resulted in net realized gains on sales of securities. Interportfolio transactions were made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2005, purchases and sales transactions and net realized gains on sales of securities were:

	Money
	Market	Balanced	Bond
Purchases	$128,730,000	--	$2,246,351
Sales	85,380,000	$13,260,485	1,436,145
Net realized gains	--	17,080	48,483

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at September 30, 2005. For the year ended September 30, 2005, borrowings by the Portfolios under the Agreement were as follows:

		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
Money Market	$35,946	3.16%	$4,616,257	February 2005
Bond	62,662	3.15%	3,374,256	March 2005
Equity	75,910	3.41%	14,593,958	March 2005

Note E -- Affiliated Companies

An affiliated company is a company in which the Portfolios have a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares.

Affiliated companies of the Balanced Portfolio are as follows:

Affiliates	Cost	Value
Angels With Attitude LP	$200,000	$139,776
GEEMF Partners LP	185,003	278,615
Liberty Environmental Partners LP	256,090	--
Milepost Ventures LP	500,000	1
Plethora Technology, Inc.	701,835	701,836
TOTALS	$1,842,928	$1,120,228

Note F -- Other

The Balanced Portfolio filed a complaint in the United States District Court on December 19, 2002, against a former Subadvisor seeking damages in connection with a security purchase. On December 16, 2003, the Court awarded Summary Judgment in the Plaintiff's favor, and ordered the Defendant named in the complaint to pay the Plaintiff, the Balanced Portfolio, compensatory damages in the amount of $1.2 million plus interest. Upon the Defendant's exhaustion of available appeals and after obtaining reasonable assurance regarding the certainty of collection of principal, the Portfolio recorded the $1.2 million judgement on April 29, 2005. Subsequently, the principal and partial interest was collected by the Portfolio.

In connection with certain venture capital investments, the Balanced and Equity Portfolios are committed to future capital calls, which will increase the Portfolios' investment in these securities. The aggregate amount of the future capital commitments totals $1,100,000 and $845,347 for the Balanced and Equity Portfolios, respectively, at September 30, 2005.

Tax Information (Unaudited)

Bond portfolio designates $3,111,030 as 15%-rate capital gain dividends paid during fiscal year ended September 30, 2005.

For corporate shareholders of CSIF Balanced and Enhanced Equity Portfolios, a total of 80% and 100%, respectively of the ordinary distributions paid during fiscal year ending September 30, 2005 qualify for the corporate dividends received deduction. Also, 80% and 100% of the ordinary distributions paid for Balanced and Enhanced Equity, respectively, have been identified as qualified dividend income.

Money Market Portfolio
Financial Highlights
		Years Ended
		September 30,	September 30,
		2005	2004
Net asset value, beginning		$1.00	$1.00
Income from investment operations
Net investment income		.019	.004
Distributions from
Net investment income		(.019)	(.004)

Net asset value, ending		$1.00	$1.00

Total return*		1.94%	.44%
Ratios to average net assets: A
Net investment income		1.91%	.44%
Total expenses	.	.91%	.91%
Expenses before offsets		.88%	.88%
Net expenses		.87%	.87%
Net assets, ending (in thousands)		$160,218	$169,916

		Years Ended
	September 30,	September 30,	September 30,
	2003	2002	2001
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.006	.015	.045
Distributions from
Net investment income	(.006)	(.015)	(.045)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.63%	1.49%	4.63%
Ratios to average net assets: A
Net investment income	.63%	1.48%	4.52%
Total expenses	.90%	.89%	.84%
Expenses before offsets	.88%	.88%	.84%
Net expenses	.87%	.87%	.83%
Net assets, ending (in thousands)	$181,788	$192,680	$206,061

See notes to financial statements.

Balanced Portfolio
Financial Highlights
		Years Ended
		September 30,	September 30,
Class A Shares		2005	2004
Net asset value, beginning		$26.13	$24.35
Income from investment operations
Net investment income		.44	.36
Net realized and unrealized gain (loss)		2.08	1.77
Total from investment operations		2.52	2.13
Distributions from
Net investment income		(.40)	(.35)
Total distributions		(.40)	(.35)
Total increase (decrease) in net asset value		2.12	1.78
Net asset value, ending		$28.25	$26.13

Total return*		9.68%	8.77%
Ratios to average net assets: A
Net investment income		1.59%	1.37%
Total expenses		1.22%	1.25%
Expenses before offsets		1.22%	1.25%
Net expenses		1.21%	1.25%
Portfolio turnover		83%	106%
Net assets, ending (in thousands)		$517,840	$486,255

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2003	2002	2001
Net asset value, beginning	$21.44	$24.48	$33.23
Income from investment operations
Net investment income	.38	.56	.84
Net realized and unrealized gain (loss)	2.87	(3.04)	(6.37)
Total from investment operations	3.25	(2.48)	(5.53)
Distributions from
Net investment income	(.34)	(.56)	(.82)
Net realized gains	--	--	(2.40)
Total distributions	(.34)	(.56)	(3.22)
Total increase (decrease) in net asset value	2.91	(3.04)	(8.75)
Net asset value, ending	$24.35	$21.44	$24.48

Total return*	15.28%	(10.38%)	(17.74%)
Ratios to average net assets: A
Net investment income	1.67%	2.23%	2.98%
Total expenses	1.25%	1.25%	1.20%
Expenses before offsets	1.25%	1.25%	1.20%
Net expenses	1.24%	1.25%	1.19%
Portfolio turnover	175%	192%	214%
Net assets, ending (in thousands)	$480,201	$458,947	$532,008

Balanced Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class B Shares		2005	2004
Net asset value, beginning		$25.94	$24.18
Income from investment operations
Net investment income		.17	.11
Net realized and unrealized gain (loss)		2.06	1.74
Total from investment operations		2.23	1.85
Distributions from
Net investment income		(.12)	(.09)
Total distributions		(.12)	(.09)
Total increase (decrease) in net asset value		2.11	1.76
Net asset value, ending		$28.05	$25.94

Total return*		8.62%	7.63%
Ratios to average net assets: A
Net investment income		.60%	.34%
Total expenses		2.20%	2.27%
Expenses before offsets		2.20%	2.27%
Net expenses		2.20%	2.26%
Portfolio turnover		83%	106%
Net assets, ending (in thousands)		$28,592	$24,839

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2003	2002	2001
Net asset value, beginning	$21.31	$24.33	$33.02
Income from investment operations
Net investment income	.13	.29	.56
Net realized and unrealized gain (loss)	2.86	(3.01)	(6.32)
Total from investment operations	2.99	(2.72)	(5.76)
Distributions from
Net investment income	(.12)	(.30)	(.53)
Net realized gains	--	--	(2.40)
Total distributions	(.12)	(.30)	(2.93)
Total increase (decrease) in net asset value	2.87	(3.02)	(8.69)
Net asset value, ending	$24.18	$21.31	$24.33

Total return*	14.06%	(11.31%)	(18.54%)
Ratios to average net assets: A
Net investment income	.55%	1.17%	1.95%
Total expenses	2.34%	2.31%	2.22%
Expenses before offsets	2.34%	2.31%	2.22%
Net expenses	2.34%	2.31%	2.20%
Portfolio turnover	175%	192%	214%
Net assets, ending (in thousands)	$19,670	$14,805	$14,361

Balanced Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class C Shares		2005	2004
Net asset value, beginning		$25.70	$23.95
Income from investment operations
Net investment income		.18	.12
Net realized and unrealized gain (loss)		2.04	1.73
Total from investment operations		2.22	1.85
Distributions from
Net investment income		(.13)	(.10)
Total distributions		(.13)	(.10)
Total increase (decrease) in net asset value		2.09	1.75
Net asset value, ending		$27.79	$25.70

Total return*		8.67%	7.71%
Ratios to average net assets: A
Net investment income		.65%	.39%
Total expenses		2.16%	2.22%
Expenses before offsets		2.16%	2.22%
Net expenses		2.15%	2.22%
Portfolio turnover		83%	106%
Net assets, ending (in thousands)		$25,980	$21,819

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2003	2002	2001
Net asset value, beginning	$21.12	$24.10	$32.74
Income from investment operations
Net investment income	.13	.29	.56
Net realized and unrealized gain (loss)	2.82	(2.96)	(6.29)
Total from investment operations	2.95	(2.67)	(5.73)
Distributions from
Net investment income	(.12)	(.31)	(.51)
Net realized gains	--	--	(2.40)
Total distributions	(.12)	(.31)	(2.91)
Total increase (decrease) in net asset value	2.83	(2.98)	(8.64)
Net asset value, ending	$23.95	$21.12	$24.10

Total return*	14.02%	(11.25%)	(18.60%)
Ratios to average net assets: A
Net investment income	.59%	1.20%	1.98%
Total expenses	2.31%	2.29%	2.19%
Expenses before offsets	2.31%	2.29%	2.19%
Net expenses	2.30%	2.28%	2.18%
Portfolio turnover	175%	192%	214%
Net assets, ending (in thousands)	$16,585	$12,626	$12,889

Balanced Portfolio
Financial Highlights

		Periods Ended
		September 30,	June 30,
Class I Shares		2005 (x)	2003 (y)
Net asset value, beginning		$27.47	$21.33
Income from investment operations
Net investment income		.41	.38
Net realized and unrealized gain (loss)		.87	2.49
Total from investment operations		1.28	2.87
Distributions from
Net investment income		(.37)	(.33)
Total distributions		(.37)	(.33)
Total increase (decrease) in net asset value		.91	2.54
Net asset value, ending		$28.38	$23.87

Total return*		4.71%	13.63%
Ratios to average net assets: A
Net investment income		1.94% (a)	2.25%
Total expenses		1.28% (a)	.72%
Expenses before offsets		.72% (a)	.72%
Net expenses		.72% (a)	.72%
Portfolio turnover		70%	140%
Net assets, ending (in thousands)		$1,012	$0

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2002	2001	2000
Net asset value, beginning	$24.35	$33.10	$32.13
Income from investment operations
Net investment income	.68	.94	.88
Net realized and unrealized gain (loss)	(3.01)	(6.31)	3.12
Total from investment operations	(2.33)	(5.37)	4.00
Distributions from
Net investment income	(.69)	(.98)	(.99)
Net realized gains	--	(2.40)	(2.04)
Total distributions	(.69)	(3.38)	(3.03)
Total increase (decrease) in net asset value	(3.02)	(8.75)	.97
Net asset value, ending	$21.33	$24.35	$33.10

Total return*	(9.87%)	(17.33%)	12.97%
Ratios to average net assets: A
Net investment income	2.77%	3.55%	2.97%
Total expenses	.72%	.67%	.71%
Expenses before offsets	.72%	.67%	.71%
Net expenses	.71%	.66%	.69%
Portfolio turnover	192%	214%	184%
Net assets, ending (in thousands)	$26,612	$29,399	$49,530

See notes to financial statements.

Bond Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class A Shares		2005	2004
Net asset value, beginning		$16.33	$16.29
Income from investment operations
Net investment income		.47	.45
Net realized and unrealized gain (loss)		.32	.48
Total from investment operations		.79	.93
Distributions from
Net investment income		(.48)	(.45)
Net realized gains		(.46)	(.44)
Total distributions		(.94)	(.89)
Total increase (decrease) in net asset value		(0.15)	0.04
Net asset value, ending		$16.18	$16.33

Total return*		5.05%	5.97%
Ratios to average net assets: A
Net investment income		3.00%	2.82%
Total expenses		1.16%	1.19%
Expenses before offsets		1.16%	1.19%
Net expenses		1.16%	1.18%
Portfolio turnover		161%	244%
Net assets, ending (in thousands)		$237,396	$172,470

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2003	2002	2001
Net asset value, beginning	$15.80	$16.38	$15.38
Income from investment operations
Net investment income	.58	.80	1.01
Net realized and unrealized gain (loss)	.67	(.01)	.99
Total from investment operations	1.25	.79	2.00
Distributions from
Net investment income	(.56)	(.82)	(1.00)
Net realized gains	(.20)	(.55)	--
Total distributions	(.76)	(1.37)	(1.00)
Total increase (decrease) in net asset value	.49	(.58)	1.00
Net asset value, ending	$16.29	$15.80	$16.38

Total return*	8.20%	5.18%	13.46%
Ratios to average net assets: A
Net investment income	3.62%	5.07%	6.32%
Total expenses	1.18%	1.19%	1.19%
Expenses before offsets	1.18%	1.19%	1.19%
Net expenses	1.17%	1.18%	1.17%
Portfolio turnover	395%	607%	955%
Net assets, ending (in thousands)	$148,791	$128,077	$96,736

Bond Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class B Shares		2005	2004
Net asset value, beginning		$16.27	$16.22
Income from investment operations
Net investment income		.32	.31
Net realized and unrealized gain (loss)		.31	.49
Total from investment operations		.63	.80
Distributions from
Net investment income		(.33)	(.31)
Net realized gains		(.46)	(.44)
Total distributions		(.79)	(.75)
Total increase (decrease) in net asset value		(.16)	.05
Net asset value, ending		$16.11	$16.27

Total return*		4.03%	5.11%
Ratios to average net assets: A
Net investment income		2.03%	1.93%
Total expenses		2.11%	2.09%
Expenses before offsets		2.11%	2.09%
Net expenses		2.10%	2.08%
Portfolio turnover		161%	244%
Net assets, ending (in thousands)		$18,559	$17,605

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2003	2002	2001
Net asset value, beginning	$15.75	$16.32	$15.33
Income from investment operations
Net investment income	.43	.65	.85
Net realized and unrealized gain (loss)	.66	--	.98
Total from investment operations	1.09	.65	1.83
Distributions from
Net investment income	(.42)	(.67)	(0.84)
Net realized gains	(.20)	(.55)	--
Total distributions	(.62)	(1.22)	(0.84)
Total increase (decrease) in net asset value	.47	(.57)	0.99
Net asset value, ending	$16.22	$15.75	$16.32

Total return*	7.13%	4.26%	12.31%
Ratios to average net assets: A
Net investment income	2.70%	4.10%	5.21%
Total expenses	2.08%	2.13%	2.19%
Expenses before offsets	2.08%	2.13%	2.19%
Net expenses	2.07%	2.12%	2.17%
Portfolio turnover	395%	607%	955%
Net assets, ending (in thousands)	$18,860	$14,305	$8,046

Bond Portfolio
Financial Highlights
		Years Ended
		September 30,	September 30,
Class C Shares		2005	2004
Net asset value, beginning		$16.25	$16.21
Income from investment operations
Net investment income		.34	.31
Net realized and unrealized gain (loss)		.30	.48
Total from investment operations		.64	.79
Distributions from
Net investment income		(.34)	(.31)
Net realized gains		(.46)	(.44)
Total distributions		(.80)	(.75)
Total increase (decrease) in net asset value		(.16)	.04
Net asset value, ending		$16.09	$16.25

Total return*		4.09%	5.06%
Ratios to average net assets: A
Net investment income		2.13%	1.94%
Total expenses		2.04%	2.07%
Expenses before offsets		2.04%	2.07%
Net expenses		2.03%	2.06%
Portfolio turnover		161%	244%
Net assets, ending (in thousands)		$19,276	$13,130

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2003	2002	2001
Net asset value, beginning	$15.73	$16.30	$15.31
Income from investment operations
Net investment income	.43	.63	.84
Net realized and unrealized gain (loss)	.67	.01	.96
Total from investment operations	1.10	.64	1.80
Distributions from
Net investment income	(.42)	(.66)	(.81)
Net realized gains	(.20)	(.55)	--
Total distributions	(.62)	(1.21)	(.81)
Total increase (decrease) in net asset value	.48	(.57)	.99
Net asset value, ending	$16.21	$15.73	$16.30

Total return*	7.21%	4.24%	12.06%
Ratios to average net assets: A
Net investment income	2.71%	4.07%	5.10%
Total expenses	2.07%	2.13%	2.38%
Expenses before offsets	2.07%	2.13%	2.38%
Net expenses	2.06%	2.12%	2.36%
Portfolio turnover	395%	607%	955%
Net assets, ending (in thousands)	$11,320	$9,278	$3,524

Bond Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class I Shares		2005	2004
Net asset value, beginning		$16.33	$16.29
Income from investment operations
Net investment income		.57	.55
Net realized and unrealized gain (loss)		.31	.48
Total from investment operations		.88	1.03
Distributions from
Net investment income		(.57)	(.55)
Net realized gains		(.46)	(.44)
Total distributions		(1.03)	(.99)
Total increase (decrease) in net asset value		(.15)	.04
Net asset value, ending		$16.18	$16.33

Total return*		5.63%	6.62%
Ratios to average net assets: A
Net investment income		3.57%	3.41%
Total expenses		.61%	.61%
Expenses before offsets		.61%	.61%
Net expenses		.60%	.60%
Portfolio turnover		161%	244%
Net assets, ending (in thousands)		$29,278	$17,324

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2003	2002	2001
Net asset value, beginning	$15.81	$16.39	$15.39
Income from investment operations
Net investment income	.67	.87	1.11
Net realized and unrealized gain (loss)	.66	.02	.99
Total from investment operations	1.33	.89	2.10
Distributions from
Net investment income	(.65)	(.91)	(1.10)
Net realized gains	(.20)	(.56)	--
Total distributions	(.85)	(1.47)	(1.10)
Total increase (decrease) in net asset value	.48	(.58)	1.00
Net asset value, ending	$16.29	$15.81	$16.39

Total return*	8.74%	5.83%	14.12%
Ratios to average net assets: A
Net investment income	4.14%	5.44%	6.82%
Total expenses	.61%	.69%	1.28%
Expenses before offsets	.61%	.61%	.62%
Net expenses	.60%	.60%	.60%
Portfolio turnover	395%	607%	955%
Net assets, ending (in thousands)	$17,527	$12,764	$1,473

See notes to financial statements.

Equity Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class A Shares		2005	2004
Net asset value, beginning		$31.63	$29.43
Income from investment operations
Net investment income (loss)		.03	(.09)
Net realized and unrealized gain (loss)		3.72	2.29
Total from investment operations		3.75	2.20
Total increase (decrease) in net asset value		3.75	2.20
Net asset value, ending		$35.38	$31.63

Total return*		11.86%	7.48%
Ratios to average net assets: A
Net investment income (loss)		.08%	(.32%)
Total expenses		1.25%	1.25%
Expenses before offsets		1.25%	1.25%
Net expenses		1.24%	1.24%
Portfolio turnover		31%	17%
Net assets, ending (in thousands)		$858,873	$695,472

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2003	2002	2001
Net asset value, beginning	$23.84	$27.72	$33.05
Income from investment operations
Net investment income (loss)	(.06)	(.04)	(.02)
Net realized and unrealized gain (loss)	5.67	(2.96)	(3.68)
Total from investment operations	5.61	(3.00)	(3.70)
Distributions from
Net realized gains	(.02)	(.88)	(1.63)
Total increase (decrease) in net asset value	5.59	(3.88)	(5.33)
Net asset value, ending	$29.43	$23.84	$27.72

Total return*	23.56%	(11.58%)	(11.82%)
Ratios to average net assets: A
Net investment income (loss)	(.26%)	(.12%)	(.07%)
Total expenses	1.29%	1.29%	1.26%
Expenses before offsets	1.29%	1.29%	1.26%
Net expenses	1.29%	1.29%	1.24%
Portfolio turnover	29%	28%	43%
Net assets, ending (in thousands)	$530,322	$326,112	$252,068

Equity Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class B Shares		2005	2004
Net asset value, beginning		$29.61	$27.78
Income from investment operations
Net investment income (loss)		(0.24)	(.33)
Net realized and unrealized gain (loss)		3.47	2.16
Total from investment operations		3.23	1.83
Total increase (decrease) in net asset value		3.23	1.83
Net asset value, ending		32.84	$29.61

Total return*		10.91%	6.59%
Ratios to average net assets: A
Net investment income (loss)		(.77%)	(1.16%)
Total expenses		2.09%	2.09%
Expenses before offsets		2.09%	2.09%
Net expenses		2.09%	2.08%
Portfolio turnover		31%	17%
Net assets, ending (in thousands)		$105,189	$86,242

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2003	2002	2001
Net asset value, beginning	$22.70	$26.67	$32.17
Income from investment operations
Net investment income (loss)	(.25)	(.24)	(.24)
Net realized and unrealized gain (loss)	5.35	(2.85)	(3.63)
Total from investment operations	5.10	(3.09)	(3.87)
Distributions from
Net realized gains	(.02)	(.88)	(1.63)
Total increase (decrease) in net asset value	5.08	(3.97)	(5.50)
Net asset value, ending	$27.78	$22.70	$26.67

Total return*	22.50%	(12.39%)	(12.71%)
Ratios to average net assets: A
Net investment income (loss)	(1.12%)	(1.02%)	(1.00%)
Total expenses	2.15%	2.19%	2.20%
Expenses before offsets	2.15%	2.19%	2.20%
Net expenses	2.15%	2.19%	2.17%
Portfolio turnover	29%	28%	43%
Net assets, ending (in thousands)	$70,824	$43,091	$30,015

Equity Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class C Shares		2005	2004
Net asset value, beginning		$27.64	$25.92
Income from investment operations.
Net investment income (loss)		(.20)	(.27)
Net realized and unrealized gain (loss)		3.24	1.99
Total from investment operations		3.04	1.72
Total increase (decrease) in net asset value		3.04	1.72
Net asset value, ending		$30.68	$27.64

Total return*		11.00%	6.64%
Ratios to average net assets: A
Net investment income (loss)		(.69%)	(1.09%)
Total expenses		2.01%	2.03%
Expenses before offsets		2.01%	2.03%
Net expenses		2.01%	2.03%
Portfolio turnover		31%	17%
Net assets, ending (in thousands)		$107,305	$86,514

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2003	2002	2001
Net asset value, beginning	$21.17	$24.91	$30.13
Income from investment operations.
Net investment income (loss)	(.22)	(.21)	(.22)
Net realized and unrealized gain (loss)	4.99	(2.65)	(3.37)
Total from investment operations	4.77	(2.86)	(3.59)
Distributions from
Net realized gains	(.02)	(.88)	(1.63)
Total increase (decrease) in net asset value	4.75	(3.74)	(5.22)
Net asset value, ending	$25.92	$21.17	$24.91

Total return*	22.56%	(12.34%)	(12.63%)
Ratios to average net assets: A
Net investment income (loss)	(1.06%)	(.96%)	(.94%)
Total expenses	2.10%	2.14%	2.14%
Expenses before offsets	2.10%	2.14%	2.14%
Net expenses	2.09%	2.13%	2.11%
Portfolio turnover	29%	28%	43%
Net assets, ending (in thousands)	$61,897	$37,109	$26,455

Equity Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class I Shares		2005	2004
Net asset value, beginning		$32.36	$29.94
Income from investment operations
Net investment income		.19	.07
Net realized and unrealized gain (loss)		3.85	2.35
Total from investment operations		4.04	2.42
Total increase (decrease) in net asset value		4.04	2.42
Net asset value, ending		$36.40	$32.36

Total return*		12.48%	8.08%
Ratios to average net assets: A
Net investment income		.63%	.25%
Total expenses		.68%	.68%
Expenses before offsets		.68%	.68%
Net expenses		.68%	.68%
Portfolio turnover		31%	17%
Net assets, ending (in thousands)		$133,696	$93,347

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2003	2002	2001
Net asset value, beginning	$24.12	$27.91	$33.15
Income from investment operations
Net investment income	.05	.08	.11
Net realized and unrealized gain (loss)	5.79	(2.99)	(3.72)
Total from investment operations	5.84	(2.91)	(3.61)
Distributions from
Net realized gains	(.02)	(.88)	(1.63)
Total increase (decrease) in net asset value	5.82	(3.79)	(5.24)
Net asset value, ending	$29.94	$24.12	$27.91

Total return*	24.24%	(11.17%)	(11.49%)
Ratios to average net assets: A
Net investment income	.32%	.36%	.36%
Total expenses	.70%	.81%	1.07%
Expenses before offsets	.70%	.80%	.82%
Net expenses	.70%	.80%	.80%
Portfolio turnover	29%	28%	43%
Net assets, ending (in thousands)	$62,951	$8,844	$2,501

See notes to financial statements.

Enhanced Equity Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class A Shares		2005	2004
Net asset value, beginning		$16.96	$15.17
Income from investment operations
Net investment income (loss)		.12	.03
Net realized and unrealized gain (loss)		1.75	1.76
Total from investment operations		1.87	1.79
Distributions from
Net investment income		(.07)	--
Total increase (decrease) in net asset value		1.80	1.79
Net asset value, ending		$18.76	$16.96

Total return*		11.03%(r)	11.80%
Ratios to average net assets: A
Net investment income (loss)		.64%	.19%
Total expenses		1.38%	1.43%
Expenses before offsets		1.28%	1.43%
Net expenses		1.27%	1.41%
Portfolio turnover		38%	13%
Net assets, ending (in thousands)		$54,618	$55,253

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2003	2002	2001
Net asset value, beginning	$12.24	$14.64	$19.91
Income from investment operations
Net investment income (loss)	.03	.01	(.01)
Net realized and unrealized gain (loss)	2.90	(2.41)	(5.12)
Total from investment operations	2.93	(2.40)	(5.13)
Distributions from
Net investment income	--	--	--
Net realized gain	--	--	(.14)
Total distributions	--	--	(.14)
Total increase (decrease) in net asset value	2.93	(2.40)	(5.27)
Net asset value, ending	$15.17	$12.24	$14.64

Total return*	23.94%	(16.37%)	(25.93%)
Ratios to average net assets: A
Net investment income (loss)	.24%	.09%	(.06%)
Total expenses	1.54%	1.46%	1.43%
Expenses before offsets	1.45%	1.27%	1.32%
Net expenses	1.44%	1.25%	1.25%
Portfolio turnover	42%	36%	39%
Net assets, ending (in thousands)	$39,145	$26,842	$30,525

Enhanced Equity Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class B Shares		2005	2004
Net asset value, beginning		$15.84	$14.30
Income from investment operations
Net investment income (loss)		(.05)	(.12)
Net realized and unrealized gain (loss)		1.64	1.66
Total from investment operations		1.59	1.54
Total increase (decrease) in net asset value		1.59	1.54
Net asset value, ending		$17.43	$15.84

Total return*		10.04%(r)	10.77%
Ratios to average net assets: A
Net investment income (loss)		(.31%)	(.75%)
Total expenses		2.32%	2.37%
Expenses before offsets		2.22%	2.37%
Net expenses		2.21%	2.36%
Portfolio turnover		38%	13%
Net assets, ending (in thousands)		$9,043	$8,391

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2003	2002	2001
Net asset value, beginning	$11.67	$14.12	$19.41
Income from investment operations
Net investment income (loss)	(.10)	(.16)	(.20)
Net realized and unrealized gain (loss)	2.73	(2.29)	(4.95)
Total from investment operations	2.63	(2.45)	(5.15)
Distributions from
Net realized gain	--	--	(.14)
Total increase (decrease) in net asset value	2.63	(2.45)	(5.29)
Net asset value, ending	$14.30	$11.67	$14.12

Total return*	22.54%	(17.33%)	(26.70%)
Ratios to average net assets: A
Net investment income (loss)	(.82%)	(1.11%)	(1.18%)
Total expenses	2.55%	2.47%	2.42%
Expenses before offsets	2.51%	2.47%	2.42%
Net expenses	2.50%	2.45%	2.36%
Portfolio turnover	42%	36%	39%
Net assets, ending (in thousands)	$6,936	$4,980	$5,488

Enhanced Equity Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class C Shares		2005	2004
Net asset value, beginning		$15.90	$14.35
Income from investment operations
Net investment income (loss)		(.05)	(.10)
Net realized and unrealized gain (loss)		1.65	1.65
Total from investment operations		1.60	1.55
Total increase (decrease) in net asset value		1.60	1.55
Net asset value, ending		$17.50	$15.90

Total return*		10.06%(r)	10.80%
Ratios to average net assets: A
Net investment income (loss)		(.29%)	(.72%)
Total expenses		2.28%	2.34%
Expenses before offsets		2.18%	2.34%
Net expenses		2.17%	2.32%
Portfolio turnover		38%	13%
Net assets, ending (in thousands)		$7,344	$6,038

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2003	2002	2001
Net asset value, beginning	$11.71	$14.16	$19.48
Income from investment operations
Net investment income (loss)	(.10)	(.16)	(.19)
Net realized and unrealized gain (loss)	2.74	(2.29)	(4.99)
Total from investment operations	2.64	(2.45)	(5.18)
Distributions from
Net realized gain		--	(.14)
Total increase (decrease) in net asset value	2.64	(2.45)	(5.32)
Net asset value, ending	$14.35	$11.71	$14.16

Total return*	22.54%	(17.28%)	(26.76%)
Ratios to average net assets: A
Net investment income (loss)	(.83%)	(1.10%)	(1.14%)
Total expenses	2.56%	2.47%	2.38%
Expenses before offsets	2.51%	2.47%	2.38%
Net expenses	2.50%	2.45%	2.32%
Portfolio turnover	42%	36%	39%
Net assets, ending (in thousands)	$4,433	$3,060	$3,376

Enhanced Equity Portfolio
Financial Highlights

		Periods Ended
		September 30,	January 18,
Class I Shares		2005(v)	2002(w)
Net asset value, beginning		$17.42	$14.84
Income from investment operations
Net investment income		.03	.02
Net realized and unrealized gain (loss)		1.30	1.62
Total from investment operations		1.33	1.64
Distributions from
Net investment income		--	--
Net realized gain		--	--
Total distributions		--	--
Total increase (decrease) in net asset value		1.33	1.64
Net asset value, ending		$18.75	$16.48

Total return*		7.63%	11.08%
Ratios to average net assets: A
Net investment income		.65% (a)	.53% (a)
Total expenses		2.57% (a)	1,022.38%(a)
Expenses before offsets		.82% (a)	.77% (a)
Net expenses		.81% (a)	.75% (a)
Portfolio turnover		15%	10%
Net assets, ending (in thousands)		$1,246	$0

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2001	2000	1999
Net asset value, beginning	$20.04	$16.89	$13.54
Income from investment operations
Net investment income	.07	.07	.11
Net realized and unrealized gain (loss)	(5.13)	3.13	3.29
Total from investment operations	(5.06)	3.20	3.40
Distributions from
Net investment income	(.14)	(.05)	(.05)
Total increase (decrease) in net asset value	(5.20)	3.15	3.35
Net asset value, ending	$14.84	$20.04	$16.89

Total return*	(25.40%)	18.94%	25.09%
Ratios to average net assets: A
Net investment income	.38%	.37%	.65%
Total expenses	1.00%	.95%	.91%
Expenses before offsets	.82%	.83%	.81%
Net expenses	.75%	.75%	.75%
Portfolio turnover	39%	43%	56%
Net assets, ending (in thousands)	$1	$22,163	$18,652

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

(a) Annualized.

(r) Total return would have been 10.86%, 9.79% and 9.81% for Classes A, B and C, respectively without the payment by affiliate.

(v) Class I shares resumed operations upon shareholder investment on April 29, 2005

(w) The last remaining shareholder in Class I redeemed on January 18, 2002.

(x) Class I shares resumed operations upon shareholder investment on December 27, 2004.

(y) The last remaining shareholder in Class I redeemed on June 30, 2003.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
INDEPENDENT TRUSTEES
REBECCA ADAMSON AGE: 56	Trustee	1989	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	12	Tom's of Maine Calvert Foundation
RICHARD L. BAIRD, JR. AGE: 57	Trustee	1982	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	21
FREDERICK A. DAVIE, JR. AGE: 49	Trustee	2001	Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	9	Auburn Seminary FoodChange Faith Center for Community Development
JOHN GUFFEY, JR. AGE: 57	Trustee	1982	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	23	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
JOY V. JONES AGE: 55	Trustee	1990	Attorney and entertainment manager in New York City.	12	Chair, Advisory Board of Lienhard School of Nursing, Pace University Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 60	Trustee	1982	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	11	Hampshire County United Way Cyberlore Studies, Inc. Calvert Foundation Ben & Jerry's Homemade, Inc.
SYDNEY AMARA MORRIS AGE: 56	Trustee	1982	She currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School.	9
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 53	Trustee & Senior Vice President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
D. WAYNE SILBY, Esq. AGE: 57	Trustee, Chair & President	1982	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003)	26	Ameritas Acacia Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
CATHERINE S. BARDSLEY, Esq. AGE: 56	Secretary	1982	Partner, Kirkpatrick & Lockhart Nicholson Graham LLP, the Fund's legal counsel.
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 55	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 40	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
CATHERINE P. ROY AGE: 49	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Assistant Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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Calvert Social
Investment Fund

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Branch Office
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Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
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California Limited-Term Municipal Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert

Investments that make a difference

E-Delivery Sign-up -- details inside

September 30, 2005
Annual Report
Calvert Asset Allocation Funds
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund
An Ameritas Acacia Company

Calvert

Investments that make a difference

=====================================================

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Table of Contents

President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
10

Report of Independent Registered Public Accounting Firm
13

Statements of Net Assets
14

Statements of Operations
17

Statements of Changes in Net Assets
18

Notes to Financial Statements
21

Financial Highlights
26

Explanation of Financial Tables
29

Proxy Voting and Availability of Quarterly Portfolio Holdings
31

Basis for Board's Approval of Investment Advisory Contracts
31

Trustee and Officer Information Table
34

=====================================================

Dear Shareholders:

The ongoing challenges to our markets and economy from steeply escalating energy prices, the ongoing war in Iraq and rising interest rates were exacerbated in the most recent quarter by the devastating effects of Katrina, Rita and Wilma. On a humanitarian level, Calvert joined the many corporations, and individual citizens, who responded quickly with financial assistance. Further, we crafted principles in support of a sustainable rebuilding philosophy in the Gulf region (see "Katrina Principles" on www.calvert.com.)

As investors, we worked to respond to these challenges and find opportunities to add value to the Funds we manage on your behalf. Despite the difficult environment, the economy and markets have shown strength over the past 12 months, with solid advances for small, mid-sized, and large US stocks.1 Overseas stocks showed even stronger returns, reflecting the growth potential of certain European and developing markets.2

This year we've pursued a number of important initiatives: adding to our family of funds; advancing our compliance and regulatory oversight; and expanding our public commitment in areas such as board diversity and the empowerment of women in business through our year-old Calvert Women's Principles. In addition, for the first time we underwrote a four-part series for public television, "The New Heroes," which highlights the work of leading social entrepreneurs--talented individuals who exemplify the "power of one" to drive positive social change in their communities. At Calvert, we remain committed to making a difference through our specialized investment management approach and our leadership on issues of importance to the communities we serve.

Additions to our Fund Family

Through market ups and downs, effective portfolio diversification3 has proven the most important factor in helping investors meet their long-term financial goals. That's why we at Calvert are committed to offering diverse investment products, and we encourage you to work with your financial advisor to develop an asset allocation strategy that's right for your situation.

Over the reporting period, we've added several new funds, in important asset class categories, to our family of funds. Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund were introduced in October 2004. Channing Capital Management is sub-advisor for the funds, led by veteran value manager Eric McKissack, CFA, and his three-person investment team -- who together have more than 40 years of investment experience. Both funds pursue an intrinsic-value investment strategy that seeks temporarily out-of-favor companies with strong management teams and competitive products.

In April 2005 we launched Calvert Conservative and Moderate Allocation Funds, followed in June with Calvert Aggressive Allocation Fund. These "Funds of Funds" invest in up to 11 underlying Calvert funds, offering broad asset class diversification in one convenient investment. In developing the Funds, we teamed with Ibbotson Associates, an independent asset allocation consultant.

Our value and allocation funds feature Double Diligence,TM Calvert's two-tiered research process that evaluates companies for both financial strength and corporate responsibility.

Advancing Our Regulatory Oversight

As you may be aware, 2004 was a significant year for mutual fund industry reform, which continues in 2005. The SEC issued new regulations for mutual fund companies on many fronts, governing codes of ethics, compliance programs, and disclosure requirements.

To further strengthen our compliance operations, we've restructured our Compliance Department, adding several positions and promoting Karen Becker, a Calvert veteran of 19 years, to Chief Compliance Officer for Calvert Funds. Formerly Senior Vice President of Client Services, Karen has overall compliance responsibility for the Funds and will develop and administer Fund policies and procedures designed to prevent violation of federal securities laws.

Calvert Issues Sustainability Report

We decided to examine our own corporate practices and policies this past year, and subsequently published our first Sustainability Report using Global Reporting Initiative or GRI guidelines. The 50-page report details Calvert's economic, social, and environmental performance and is available at www.calvert.com.

A Long-Term, Disciplined Outlook

We believe our disciplined investment process--which includes an emphasis on diversified portfolios--can lead to lower risk and competitive long-term performance relative to our peers. Calvert encourages you to work with a financial professional, who can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a thoughtful investment strategy.

As Calvert enters its 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2005

1. For the 12 months ended September 30, 2005, larger-company stocks (S&P 500 Index) were up 12.25%; smaller-company stocks (Russell 2000(R) Index) advanced 17.95%; and mid-cap stocks (Russell Midcap(R) Index) gained 25.10%.

2. International stocks gained 22.95% in US dollars, as measured by the MSCI EAFETM Index.

3. Diversification does not protect an investor from market risks and does not assure a profit.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Social Update from the Calvert Social Research Department

Shareholder Activism

Calvert continues to encourage our portfolio companies to become even better corporate citizens, particularly in the area of governance, through shareholder resolutions. During this reporting period, we filed 28 shareholder resolutions, 18 of which resulted in successful discussions with the companies.

Corporate Board Diversity

For Calvert, board diversity is a major area of focus. Women -- who account for nearly half the US workforce, college graduates, and talent pool -- occupy just 14% of Fortune 1000 company board seats, while African Americans hold just 3% of those seats and Hispanics only 1%. Most of our shareholder resolutions for the reporting period were focused on corporate board diversity (of 12 resolutions, seven were withdrawn because the companies agreed to add a diverse member and/or adopt our charter language), and these efforts continue. We also sent letters to roughly 120 companies urging adoption of new charter language for their board-nominations committees requiring consideration of diverse candidates.

In addition, we filed resolutions on executive compensation, non-discrimination in sexual orientation, climate change, disclosure and reporting, and contributions to political organizations and campaigns. (For more information about these initiatives, see Shareholder Advocacy at www.calvert.com/sri_648.html.)

Community Investments

Several Calvert Funds participate in our community investing program, administered through the Calvert Social Investment Foundation. The program allocates a very small portion (1-3%) of Fund assets, at below-market rates to investments that promote social justice. During this reporting period, the program made several investments, including one in the Kentucky-based Housing Assistance Council, which supports low-income borrowers who seek financing for a home.

ESIF Transparency Guidelines

Calvert became the first US-based asset management firm to sign on to the new Transparency Guidelines promulgated by the European Social Investment Forum. The guidelines were designed for use by retail SRI funds to provide more disclosure and increased accountability to investors.

Calvert Sustainability Report

As an organization that embraces and encourages other companies to embrace corporate transparency, Calvert has examined our own corporate practices and policies. You'll find our 50-page report detailing our economic, social, and environmental performance practices at www.calvert.com/pdf/gri_sustainability.pdf.

Calvert Principles

Calvert has developed what are being called the "Katrina Principles" -- ways to consider investment in the hurricane-ravaged Gulf Coast that respect best practices in redevelopment. (See our special report, "Learning from Katrina," at www.calvert.com/katrina.html.)

We're also pleased that the Calvert Women's Principles -- our groundbreaking, one-year-old code of corporate conduct focusing on gender equality and women's empowerment -- were formally endorsed by both Starbucks and Dell. To learn more, see the special report Calvert Women's Principles at www.calvert.com.

Portfolio Management Discussion

Steve Falci,
Chief Investment
Officer, Equities
of Calvert Asset Management Company

Performance

September 30, 2005 marked the first fiscal-year end for the Calvert Conservative Allocation Fund (launched April 29, 2005), Calvert Moderate Allocation Fund (April 29, 2005), and Calvert Aggressive Allocation Fund (June 30, 2005). Each is a fund of funds -- investing in up to 11 underlying Calvert stock, bond, and money market funds -- and is designed to provide a complete, well diversified investment portfolio according to different investment objectives.

Over the first five months of their existence, the Conservative and Moderate Allocation Funds' Class A shares at NAV returned 3.34% and 5.95%, respectively. Over its first three months, the Aggressive Allocation Fund Class A shares at NAV returned 4.13%. We compare each Fund to a blend of stock and bond indices which approximate the long-term, target allocations between US stocks, international stocks, bonds, and cash in each Fund.1 For the Conservative Allocation Fund, the blended benchmark returned 3.72% for the five-month since-inception period, while the Moderate Allocation Fund's blended benchmark returned 6.69%, also for the five-month period. For the three-month since-inception period, the Aggressive Allocation Fund's blended benchmark returned 5.17%.

All the underlying Calvert funds are managed using Calvert's Double DiligenceTM process, which examines both financial and corporate responsibility performance. Only when a company meets rigorous standards in both areas do we invest.

Investment Climate

For both the five- and three-month since-inception periods, stocks outperformed bonds in the marketplace. Rising interest rates and rising oil prices, both with attendant inflation concerns, hurt bond market performance. The same rising oil prices and good overall performance of the US economy boosted stocks. Over the past year, energy prices have risen dramatically, global growth increasing global demand for energy resources. This price trend was exacerbated when hurricanes Katrina and Rita played havoc with oil and gas supplies in the US.

During the five-month period that encompassed all three Funds' first reporting periods, within US equity markets, mid- and small- cap stocks outperformed large-cap stocks, as represented by the 13.98% return of the Russell Mid Cap(R) Index and the 15.85% return of the Russell 2000(R) Index.2 Growth stocks, represented by the 9.37% return of the Russell 3000(R) Growth Index, had a slight advantage over value stocks, represented by the 8.09% return of the Russell 3000(R) Value Index.3 International stock markets produced much better returns than did US stock markets for the period. For example, while the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index returned 12.12%, well ahead of the Russell 3000 Index's 8.71% return.

On a sector basis, Energy-related stocks produced the best returns in the US (21%) and abroad (30%) for the five-month period. Anticipation of Gulf-area rebuilding prompted stocks of building materials, construction machinery, and home builders to rise late in the period. In non-US equity markets, Energy, Industrials, and Materials were the best performers.

Portfolio Strategy

Nature and construction of the Funds

Each of Calvert's Asset Allocation Funds is constructed on the premise that a diversified set of investments -- including US stocks, international stocks, plus fixed-income securities (bonds and cash) -- offers a better balance of risk and reward than is generally available in any single asset class. Our first step was to determine the appropriate asset class target mix of international and US stocks and fixed-income investments according to each Fund's investment objective: conservative, moderate, or aggressive.

The target mix allocations for each Fund are reviewed annually and are expected to remain relatively stable. The allocations to the underlying funds used to achieve these target mixes are reviewed quarterly, with adjustments made as the securities in the various funds and market conditions fluctuate. During the reporting period, changes were made to allocations of the underlying funds in the Calvert Conservative, Moderate, and Aggressive Allocation Funds.

To advise on the Funds' strategic allocation targets and mix of underlying funds, Calvert teamed with Ibbotson Associates, an independent consulting firm with 25 years' experience in asset allocation research and solutions. Ibbotson makes allocation and fund recommendations to CAMCO, the Funds' investment advisor, which makes the final investment decisions.

Fund strategy and performance

In the Allocation Funds, performance is driven by two key factors: allocations to different areas of the markets (i.e., asset classes) and the performance of the underlying funds. During both the five-month (Conservative and Moderate Allocation Funds) and three-month (Aggressive Allocation Fund) since-inception periods, the difference in allocations to stocks and bonds made a difference in fund performance. Bonds, as represented by the Lehman US Credit Index, returned 1.18% for the five-month period and lost 1% of value for the three-month period. US stocks fared much better, as the Russell 3000(R) Index returned 8.71% for the five-month period and 4.01% for the three-month period. International stocks performed even better than did US stocks for the five and three-month periods, at 12.12% and 10.44%, respectively, as measured by the MSCI EAFE Index.

For the five-month since-inception period, our Conservative Allocation Fund and its blended benchmark -- which have the largest weighting to bonds -- produced lower returns than did the Moderate Allocation Fund and its blended benchmark.

For its three-month since-inception reporting period, Aggressive Allocation was the best-performing of the three Funds, owing to its greater allocation to US and international stocks than to bonds. The Aggressive Allocation Fund returned 4.13% and its blended benchmark 5.17% over the three-month period. This underperformance relative to the benchmark resulted from the US stock funds in the allocation collectively underperforming the Russell 3000 Index. Calvert World Values Fund, the international stock component of the allocation, performed in line with MSCI EAFE so it had little impact on the Fund's performance relative to its benchmark. Calvert Social Investment Fund Bond Portfolio, representing the Fund's bond allocation, outperformed the Lehman US Credit Index, mitigating the effects of underperformance in the U.S. equity component of the allocation.

For their five-month since-inception period, the Conservative and Moderate Allocation Funds each underperformed their respective blended benchmarks. In each case, the underperformance was caused by most of the US equity funds in the Fund underperforming the Russell 3000 Index. Calvert World Values International Equity Fund performed more in line with the MSCI EAFE Index during the period, having a minimal impact on each Fund's performance relative to its blended benchmark. Calvert Social Investment Fund Bond Portfolio -- the fund representing the bond allocation in each Allocation Fund -- outperformed both the Lehman US Credit Index and US Treasury bills, mitigating the effects of Fund underperformance in US stock allocation.

Outlook

Crude oil and related energy prices remain high, creating headwinds for other stock-market sectors. In mid-spring 2005, we saw that other stocks could excel when energy stocks lagged. Going into the end of the reporting period, despite additional energy-related shocks to the economy and market, both markets and the economy seemed to have performed well. We are optimistic that when the pressures created by high energy prices abate, the rest of the stock market is poised to advance.

Monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level, i.e., neither overly accommodative nor overly restrictive. We believe the Fed funds target rate eventually will reach a minimum of 4% and would not be surprised to see it at 4.5% or more in 2006. The fixed-income portions of the Allocation Funds are well positioned for higher interest and wider yield spreads, which we believe should unfold with continued solid economic growth.

Of course, the Allocation Funds will respond to market conditions based on their respective allocations to international and US stocks and fixed-income securities and the performance of the underlying funds in which they invest. We believe the Allocation Funds offer investors all-in-one, diversified portfolios geared to a conservative, moderate, or more aggressive investment objective and will provide a sound balance of risk and reward (in line with their objectives) for the long term.

October 2005

1. Blended benchmark for Calvert Conservative Allocation Fund: 60% Lehman US Credit Index, 22% Russell 3000(R) Index, 8% MSCI EAFE, 10% 3 -month U.S. Treasury Bills. Blended benchmark for Calvert Moderate Allocation Fund : 30% Lehman US Credit Index, 47% Russell 3000 Index, 18% MSCI EAFE, and 5% 3-month U.S. Treasury Bills. Blended benchmark for Calvert Aggressive Allocation Fund: 10% Lehman US Credit Index, 64% Russell 3000 Index, 26% MSCI EAFE.

2. Generally, small-cap companies have a market value of less than $2 billion, mid-cap companies between $2 billion and $10 billion, and large-cap companies more than $10 billion.

3. Value investing focuses on share price and seeks companies whose shares are trading below what is believed to be their actual worth. Growth investing focuses on future potential and seeks companies poised for earnings growth.

Conservative
Allocation Fund
September 30, 2005

Asset Allocation	% of total investments
Domestic Equity Mutual Funds	22%
International Equity Mutual Funds	8%
Fixed Income Mutual Funds	70%
Total	100%

Moderate
Allocation Fund
September 30, 2005

Asset Allocation	% of total investments
Domestic Equity Mutual Funds	46%
International Equity Mutual Funds	19%
Fixed Income Mutual Funds	35%
Total	100%

Aggressive
Allocation Fund
September 30, 2005

Asset Allocation	% of total investments
Domestic Equity Mutual Funds	63%
International Equity Mutual Funds	27%
Fixed Income Mutual Funds	10%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (inception date April 29, 2005 for Conservative and Moderate, inception date June 30, 2005 for Aggressive to September 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period**
Conservative	4/29/05*	9/30/05	4/29/05 - 9/30/05

Class A
Actual	$1,000.00	$1,033.40	$5.10
Hypothetical	$1,000.00	$1,020.05	$5.06
(5% return per
year before expenses)

Class C
Actual	$1,000.00	$1,029.00	$10.17
Hypothetical	$1,000.00	$1,015.04	$10.10
(5% return per
year before expenses)

*Inception date.

**Expenses for Conservative are equal to the annualized expense ratios of 1.00% and 2.00% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 183/365. The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period**
Moderate	4/29/05*	9/30/05	4/29/05 - 9/30/05

Class A
Actual	$1,000.00	$1,059.50	$5.16
Hypothetical	$1,000.00	$1,020.05	$5.06
(5% return per
year before expenses)

Class C
Actual	$1,000.00	$1,053.30	$10.29
Hypothetical	$1,000.00	$1,015.04	$10.10
(5% return per
year before expenses)

*Inception date.

**Expenses for Moderate are equal to the annualized expense ratios of 1.00% and 2.00% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 183/365. The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period**
Aggressive	6/30/05*	9/30/05	6/30/05 - 9/30/05

Class A
Actual	$1,000.00	$1,041.30	$5.12
Hypothetical	$1,000.00	$1,020.05	$5.06
(5% return per
year before expenses)

Class C
Actual	$1,000.00	$1,039.30	$10.22
Hypothetical	$1,000.00	$1,015.04	$10.10
(5% return per
year before expenses)

*Inception date.

**Expenses for Aggressive are equal to the annualized expense ratios of 1.00% and 2.00% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 183/365. The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Calvert Social Investment Fund and Shareholders of the Calvert Allocation Funds:

We have audited the accompanying statements of net assets of Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund, each a series of the Calvert Social Investment Fund, as of September 30, 2005, and the related statements of operations for the period from inception through September 30, 2005 (inception for the Calvert Conservative Allocation Fund and Calvert Moderate Allocation Fund is April 29, 2005, inception for the Calvert Aggressive Allocation Fund is June 30, 2005), the statements of changes in net assets for the periods then ended, and the financial highlights for the periods then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by examination of transfer agent records for affiliated mutual fund investments. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Conservative Allocation Fund, the Calvert Moderate Allocation Fund and the Calvert Aggressive Allocation Fund as of September 30, 2005, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Philadelphia, PA

November 17, 2005

Conservative Allocation Fund
Statement of Net Assets
September 30, 2005

Mutual Funds - 98.1%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Large Cap Growth Fund, Class I*	1,844	$55,678
Calvert Mid Cap Value Fund, Class I*	3,588	61,722
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	15,358	174,779
Calvert Social Investment Fund:
Bond Portfolio, Class I	125,229	2,026,198
Enhanced Equity Portfolio, Class I*	7,929	148,671
Equity Portfolio, Class I*	4,086	148,735
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	2,285	54,585
International Equity Fund, Class I	11,187	238,517

Total Mutual Funds (Cost $2,875,951)		2,908,885

Total Investments (Cost $2,875,951) - 98.1%		2,908,885
Other assets and liabilities, net - 1.9%		57,769
Net Assets - 100%		$2,966,654

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 127,687 shares outstanding		$1,950,321
Class C: 64,807 shares outstanding		981,881
Accumulated net realized gain (loss) on investments		1,518
Net unrealized appreciation (depreciation) on investments		32,934
Net Assets		$2,966,654

Net Asset Value Per Share
Class A (based on net assets of $1,968,417)		$15.42
Class C (based on net assets of $998,237)		$15.40

*Non-income producing security.

See notes to financial statements.

Moderate Allocation Fund
Statement of Net Assets
September 30, 2005

Mutual Funds - 99.9%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Large Cap Growth Fund, Class I*	20,092	$606,765
Calvert Mid Cap Value Fund, Class I*	11,671	200,739
Calvert Small Cap Value Fund, Class I*	12,145	196,996
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	59,651	678,834
Calvert Social Investment Fund:
Bond Portfolio, Class I	210,123	3,399,787
Enhanced Equity Portfolio, Class I*	47,469	890,049
Equity Portfolio, Class I*	39,924	1,453,230
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	11,764	281,048
International Equity Fund, Class I	85,511	1,823,085
The Calvert Fund, Calvert New Vision Small Cap Fund, Class I*	14,978	283,976

Total Mutual Funds (Cost $9,619,234)		9,814,509

TOTAL INVESTMENTS (Cost $9,619,234) - 99.9%		9,814,509
Other assets and liabilities, net - 0.1%		12,750
Net Assets - 100%		$9,827,259

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 480,482 shares outstanding		$7,486,587
Class C: 139,178 shares outstanding		2,143,879
Accumulated net realized gain (loss) on investments		1,518
Net unrealized appreciation (depreciation) on investments		195,275
Net Assets		$9,827,259

Net Asset Value Per Share
Class A (based on net assets of $7,627,705)		$15.88
Class C (based on net assets of $2,199,554)		$15.80

*Non-income producing security.

See notes to financial statements.

Aggressive Allocation Fund
Statement of Net Assets
September 30, 2005

Mutual Funds - 96.3%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Large Cap Growth Fund, Class I *	5,200	$157,051
Calvert Mid Cap Value Fund, Class I *	4,846	83,344
Calvert Small Cap Value Fund, Class I *	7,800	126,513
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	14,808	168,515
Calvert Social Investment Fund:
Bond Portfolio, Class I	12,829	207,574
Enhanced Equity Portfolio, Class I *	11,064	207,452
Equity Portfolio, Class I *	11,520	419,334
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I *	2,550	60,915
International Equity Fund, Class I	26,966	574,925
The Calvert Fund, Calvert New Vision Small Cap Fund, Class I *	6,555	124,276

Total Mutual Funds (Cost $2,077,644)		2,129,899

TOTAL INVESTMENTS (Cost $2,077,644) - 96.3%		2,129,899
Other assets and liabilities, net - 3.7%		81,886
Net Assets - 100%		$2,211,785

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest unlimited number of no par value shares authorized:
Class A: 88,343 shares outstanding		$1,350,662
Class C: 53,354 shares outstanding		808,908
Accumulated net realized gain (loss) on investments		(40)
Net unrealized appreciation (depreciation) on investments		52,255
Net Assets		$2,211,785

Net Asset Value Per Share
Class A (based on net assets of $1,380,238)		$15.62
Class C (based on net assets of $831,547)		$15.59

*Non-income producing security.

See notes to financial statements.

Statements of Operations
From Inception Through September 30, 2005

	Conservative	Moderate	Aggressive
	Allocation	Allocation	Allocation
Net Investment Income	Fund#	Fund#	Fund##
Investment Income:
Dividend income	$20,479	$28,593	$1,389
Total investment income	20,479	28,593	1,389

Expenses:
Transfer agency fees and expenses	11,370	15,400	12,588
Administrative fees	1,156	3,024	532
Distribution Plan expenses:
Class A	1,163	3,779	474
Class C	3,054	5,044	1,650
Trustees' fees and expenses	34	37	80
Custodian fees	14,594	19,332	5,406
Registration fees	13,194	13,914	7,466
Reports to shareholders	1,543	1,609	1,540
Professional fees	13,645	13,645	13,644
Contract Services	10,419	10,419	6,250
Miscellaneous	413	414	550
Total expenses	70,585	86,617	50,180
Reimbursement from Advisor:
Class A	(37,190)	(43,538)	(26,560)
Class C	(22,274)	(15,709)	(18,097)
Fees waived	(362)	(2,165)	(327)
Net expenses	10,759	25,205	5,196

Net Investment Income (Loss)	9,720	3,388	(3,807)

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	1,544	1,544	1,006
Change in unrealized appreciation or (depreciation)	32,934	195,275	52,255

Net Realized and Unrealized
Gain (Loss) on Investments	34,478	196,819	53,261

Increase (Decrease) in Net Assets
Resulting From Operations	$44,198	$200,207	$49,454

# From April 29, 2005 inception.
## From June 30, 2005 inception.

See notes to financial statements.

Conservative Allocation Fund
Statement of Changes in Net Assets

From Inception
April 29, 2005
Through
September 30,
Increase (Decrease) in Net Assets	2005
Operations:
Net investment income	$9,720
Net realized gain (loss) on investments	1,544
Change in unrealized appreciation (depreciation)	32,934

Increase (Decrease) in Net Assets
Resulting From Operations	44,198

Distributions to shareholders from
Net investment income:
Class A Shares	(7,888)
Class C Shares	(1,858)
Total distributions	(9,746)

Capital share transactions:
Shares sold:
Class A Shares	1,943,057
Class C Shares	980,209
Reinvestment of distributions:
Class A Shares	7,629
Class C Shares	1,672
Redemption Fees:
Class A Shares	1
Shares redeemed:
Class A Shares	(366)
Class C Shares	--
Total capital share transactions	2,932,202

Total Increase (Decrease) in Net Assets	2,966,654

Net Assets
Beginning of period	--
End of period	$2,966,654

Capital Share Activity
Shares sold:
Class A Shares	127,215
Class C Shares	64,698
Reinvestment of distributions:
Class A Shares	496
Class C Shares	109
Shares redeemed:
Class A Shares	(24)
Class C Shares	--
Total capital share activity	192,494

See notes to financial statements.

Moderate Allocation Fund
Statement of Changes in Net Assets

From Inception
April 29, 2005
Through
September 30,
Increase (Decrease) in Net Assets	2005
Operations:
Net investment income	$3,388
Net realized gain (loss) on investments	1,544
Change in unrealized appreciation (depreciation)	195,275

Increase (Decrease) in Net Assets
Resulting From Operations	200,207

Distributions to shareholders from
Net investment income:
Class A Shares	(3,414)
Class C Shares	--
Total distributions	(3,414)

Capital share transactions:
Shares sold:
Class A Shares	7,503,040
Class C Shares	2,188,669
Reinvestment of distributions:
Class A Shares	3,290
Class C Shares	--
Redemption fees:
Class A Shares	149
Shares redeemed:
Class A Shares	(19,892)
Class C Shares	(44,790)
Total capital share transactions	9,630,466

Total Increase (Decrease) in Net Assets	9,827,259

Net Assets
Beginning of period	--
End of period	$9,827,259

Capital Share Activity
Shares sold:
Class A Shares	481,542
Class C Shares	142,068
Reinvestment of distributions:
Class A Shares	210
Class C Shares	--
Shares redeemed:
Class A Shares	(1,270)
Class C Shares	(2,890)
Total capital share activity	619,660

See notes to financial statements.

Aggressive Allocation Fund
Statement of Changes in Net Assets
From Inception
June 30, 2005 Through
September 30,
Increase (Decrease) in Net Assets	2005
Operations:
Net investment income (loss)	($3,807)
Net realized gain (loss) on investments	1,006
Change in unrealized appreciation (depreciation)	52,255

Increase (Decrease) in Net Assets
Resulting From Operations	49,454

Capital share transactions:
Shares sold:
Class A Shares	1,356,600
Class C Shares	809,946
Shares redeemed:
Class A Shares	(4,215)
Class C Shares	--
Total capital share transactions	2,162,331

Total Increase (Decrease) in Net Assets	2,211,785

Net Assets
Beginning of period	--
End of period	$2,211,785

Capital Share Activity
Shares sold:
Class A Shares	88,617
Class C Shares	53,354
Shares redeemed:
Class A Shares	(274)
Class C Shares	--
Total capital share activity	141,697

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund (the "Funds"), each a series of the Calvert Social Investment Fund are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies. The operations of each series are accounted for separately. The Calvert Conservative Allocation Fund and Calvert Moderate Allocation Fund commenced operations on April 29, 2005. The Calvert Aggressive Allocation Fund commenced operations on June 30, 2005. The Funds invest primarily in a combination of other Calvert equity and fixed income funds (the "Underlying Funds"). Each Fund offers Class A and Class C shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Investments in the Underlying Funds are valued at their net asset value each business day. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

Security Transactions and Net Investment Income: Security transactions, normally shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Fund and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees are paid indirectly by credits earned on each Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services for the Funds and the Underlying Funds in which the Funds invest. The Advisor also pays the salaries and fees of officers and Trustees of the Funds who are employees of the Advisor or its affiliates. The Funds do not pay advisory fees to the Advisor for performing investment advisory services. The Advisor, however, will receive advisory fees from managing the Underlying Funds. At period end, $2,636 was payable to the Advisor from Moderate for operating expenses paid by the Advisor during September 2005. At period end, $38 and $1,225 was receivable from the Advisor for reimbursement of operating expenses for Conservative and Aggressive, respectively.

The Advisor has contractually agreed to limit direct ordinary operating expenses through June 30, 2006. For each Fund, the contractual expense cap is 1.00% for Class A and 2.00% for Class C. This expense limitation does not include the Underlying Fund expenses indirectly incurred by the Fund. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Funds for an annual fee. Class A and Class C of each Fund pay an annual rate of .15%, based on their average daily net assets. Under the terms of the agreement, $334, $1,072, and $228 was payable at period end for Conservative, Moderate, and Aggressive, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Distribution Plans, adopted by Class A and Class C shares, allow the Funds to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of Class A and Class C, respectively, for each Fund. Under the terms of the agreement, $1,123, $2,960, and $866 was payable at period end for Conservative, Moderate, and Aggressive, respectively.

The Distributor received $5,698, $28,605, and $3,087 as its portion of the commissions charged on the sales of Conservative, Moderate, and Aggressive Class A shares, respectively, for the period ended September 30, 2005.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. For the period ended September 30, 2005, CSSI waived $362, $2,165, and $327 of its fee for Conservative, Moderate, and Aggressive, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $23,000 plus a meeting fee of $1,000 for each Board and Committee meeting attended. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Trustee. Trustees' fees are allocated to each of the funds served.

Kirkpatrick & Lockhart Nicholson Graham LLP ("K&LNG") serves as Calvert Social Investment Fund counsel; the Calvert Social Investment Fund's Secretary is an affiliate of this firm. Payments by the Funds to K&LNG during the reporting period were $93,113.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of the Underlying Funds were:

	Conservative	Moderate	Aggressive
Purchases	$2,955,142	$9,696,865	$2,153,663
Sales	80,735	79,173	77,026

The following tables present the cost of investments for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at September, 30, 2005, and net realized capital loss carryforwards as of September 30, 2005 with expiration dates:

	Conservative	Moderate	Aggressive
Federal income tax cost of investments	$2,875,951	$9,619,314	$2,077,684
Unrealized appreciation	37,239	211,773	55,212
Unrealized depreciation	4,305	16,578	2,997
Net appreciation/(depreciation)	32,934	195,195	52,215

The tax character of dividends and distributions paid during the period ended September 30, 2005 was as follows:

Conservative
Distributions paid from:	2005
Ordinary income	$9,746
Total	$9,746

Moderate
Distributions paid from:	2005
Ordinary income	$3,414
Total	$3,414

As of September 30, 2005, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Conservative	Moderate	Aggressive
Undistributed ordinary income	$1,518	$1,595	--
Undistributed long-term capital gain	--	3	--
Unrealized appreciation (depreciation)	32,934	195,195	$52,215
Total	$34,452	$196,793	$52,215

Reclassifications, as shown in the table below, have been made to the funds components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are the reclassification of distributions for Conservative and Moderate and the disallowance of net operating losses for Aggressive.

	Conservative	Moderate	Aggressive
Undistributed net investment income	$26	$26	$3,807
Accumulated net realized gain (loss)	(26)	(26)	(1,046)
Paid in capital	--	--	(2,761)

The difference between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets for Moderate and Aggressive is primarily due to wash sales.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Funds had no loans outstanding pursuant to this line of credit during the period ended September 30, 2005.

Conservative Allocation Fund
Financial Highlights
		Period Ended
		September 30,
Class A Shares		2005 #
Net asset value, beginning		$15.00
Income from investment operations
Net investment income		.08
Net realized and unrealized gain (loss)		.42
Total from investment operations		.50
Distributions from
Net investment income		(.08)
Total distributions		(.08)
Total increase (decrease) in net asset value		.42
Net asset value, ending		$15.42

Total return*		3.34%
Ratios to average net assets: A,B
Net investment income		1.69% (a)
Total expenses		9.04% (a)
Expenses before offsets		1.00% (a)
Net expenses		1.00% (a)
Portfolio turnover		4%
Net assets, ending (in thousands)		$1,968

		Period Ended
		September 30,
Class C Shares		2005#
Net asset value, beginning		$15.00
Income from investment operations
Net investment income		.03
Net realized and unrealized gain (loss)		.40
Total from investment operations		.43
Distributions from
Net investment income		(.03)
Total distributions		(.03)
Total increase (decrease) in net asset value		.40
Net asset value, ending		$15.40

Total return*		2.90%
Ratios to average net assets: A,B
Net investment income		.61% (a)
Total expenses		9.34% (a)
Expenses before offsets		2.00% (a)
Net expenses		2.00% (a)
Portfolio turnover		4%
Net assets, ending (in thousands)		$998

Moderate Allocation Fund
Financial Highlights

		Period Ended
		September 30,
Class A Shares		2005#
Net asset value, beginning		$15.00
Income from investment operations
Net investment income		.02
Net realized and unrealized gain (loss)		.87
Total from investment operations		.89
Distributions from
Net investment income		(.01)
	Total distributions		(.01)
Total increase (decrease) in net asset value		0.88
Net asset value, ending		$15.88

Total return*		5.95%
Ratios to average net assets: A,B
Net investment income		.43% (a)
Total expenses		3.99% (a)
Expenses before offsets		1.00% (a)
Net expenses		1.00% (a)
Portfolio turnover		1%
Net assets, ending (in thousands)		$7,628

		Period Ended
		September 30,
Class C Shares		2005#
Net asset value, beginning		$15.00
Income from investment operations
Net investment income		(.02)
Net realized and unrealized gain (loss)		.82
Total from investment operations		.80
Total increase (decrease) in net asset value		.80
Net asset value, ending		$15.80

Total return*		5.33%
Ratios to average net assets: A,B
Net investment income		(.62%) (a)
Total expenses		5.22% (a)
Expenses before offsets		2.00% (a)
Net expenses		2.00% (a)
Portfolio turnover		1%
Net assets, ending (in thousands)		$2,200

Aggressive allocation Fund
Financial Highlights

		Period Ended
		September 30,
Class A Shares		2005##
Net asset value, beginning		$15.00
Income from investment operations
Net investment income		(.01)
Net realized and unrealized gain (loss)		.63
Total from investment operations		.62
Total increase (decrease) in net asset value		.62
Net asset value, ending		$15.62

Total return*		4.13%
Ratios to average net assets: A,B
Net investment income		(.59%) (a)
Total expenses		15.10% (a)
Expenses before offsets		1.00% (a)
Net expenses		1.00% (a)
Portfolio turnover		5%
Net assets, ending (in thousands)		$1,380

		Period Ended
		September 30,
Class C Shares		2005##
Net asset value, beginning		$15.00
Income from investment operations
Net investment income		(.05)
Net realized and unrealized gain (loss)		.64
Total from investment operations		.59
Total increase (decrease) in net asset value		.59
Net asset value, ending		$15.59

Total return*		3.93%
Ratios to average net assets: A,B
Net investment income		(1.63%) (a)
Total expenses		13.06% (a)
Expenses before offsets		2.00% (a)
Net expenses		2.00% (a)
Portfolio turnover		5%
Net assets, ending (in thousands)		$832

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

B Amounts do not include the activity of the underlying funds.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

# From April 29, 2005 inception.

## From June 30, 2005 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval
of Investment Advisory Contracts

On March 8, 2005, the Board of Trustees, and by a separate vote, the disinterested Trustees, voted to approve amendment of the Investment Advisory Agreement between the Calvert Social Investment Fund (the "Trust") and the Advisor to add Calvert Conservative Allocation Fund ("Conservative") and Calvert Moderate Allocation Fund

("Moderate"). On June 7, 2005, the Board of Trustees, and by a separate vote, the disinterested Trustees, voted to approve amendment of the Investment Advisory Agreement between the Trust and the Advisor to add Calvert Aggressive Allocation Fund ("Aggressive"). Conservative, Moderate and Aggressive are each referred to as a "Fund" and collectively, as the "Funds."

In evaluating the Investment Advisory Agreement with respect to each Fund, the Board of Trustees considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services to be provided to the Fund by the Advisor and its affiliates. The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Advisory Agreement with respect to each Fund. Prior to voting, the disinterested Trustees reviewed the proposed Investment Advisory Agreement with respect to each Fund with management and also met in a private session with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement with respect to each Fund, the Trustees considered the following factors, among other things: the nature, extent and quality of the services to be provided by the Advisor including the personnel providing such services and the Advisor's operations; the Advisor's financial condition; fee and expense information for comparable funds; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies, including those related to personal investing, anti-money laundering and disclosure of portfolio holdings; the Advisor's policies and procedures regarding the prevention of market timing and late trading; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided by the Advisor under the Investment Advisory Agreement with respect to each Fund, the Board of Trustees reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Trustees' familiarity with management through Board of Trustees' meetings, discussions and other reports. The Trustees considered the Advisor's management style and its performance with the underlying Calvert funds in which the Funds would invest and its experience with the Subadvisors of such funds, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers to the Funds, were also considered. The Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to each Fund under the Investment Advisory Agreement.

With respect to the underlying funds in which the Funds will invest, it was noted that the Board of Trustees reviews on a quarterly basis detailed information about each fund's performance results, portfolio composition and investment strategies.

With respect to each Fund's fees and expenses, the Board of Trustees noted that the Funds will not pay advisory fees to CAMCO for performing advisory services. The Trustees noted that each Fund will incur a proportional share of the expenses of the underlying Calvert funds in which it will invest, including the advisory expenses of such funds. The Board noted that each Fund also will pay Ibbotson Associates a consulting fee to provide guidance to CAMCO on the allocation strategy for the Fund and was provided with information regarding the consultant. With respect to Conservative, the Trustees noted that the Fund's estimated total expenses for its Class A shares would be below the total expense ratios of certain comparable allocation funds as selected by the Advisor in its report to the Trustees and that its estimated total expense ratio for the Fund's Class C shares (after taking into account expense limitations) would be below the range of certain comparable funds deemed by Calvert to be its primary competitors. With respect to Moderate, the Trustees noted that the Fund's estimated total expenses for its Class A shares generally would be below the total expense ratios of certain comparable allocation funds as selected by the Advisor in its report to the Trustees and that its estimated total expense ratio for the Fund's Class C shares (after taking into account expense limitations) would be within the range of such comparable funds. With respect to Aggressive, the Trustees noted that the Fund's estimated total expenses for its Class A shares would be below the total expense ratios of certain comparable allocation funds as selected by the Advisor in its report to the Trustees and that its estimated total expense ratio for the Fund's Class C shares (after taking into account expense limitations) would be within the range of such comparable funds.

The Trustees reviewed the estimated profitability of the Advisor's relationship with each Fund, noting that CAMCO would not be receiving an advisory fee with respect to the Funds. The Trustees also took into account the Advisor's initial undertakings to maintain expense limitations for the Funds. The Trustees also considered that the Advisor will derive reputational and other indirect benefits. The Trustees also considered whether the Advisor had the financial wherewithal to provide a high level of services to the Funds. In reviewing the overall profitability of the Funds to the Advisor, the Board also considered the fact that affiliates will provide shareholder servicing and administrative services to the Funds for which they will receive compensation. The Trustees also noted that CAMCO receives advisory fees as advisor to the underlying funds in which the Funds will invest. Based upon their review, the Trustees concluded that the Advisor's anticipated level of profitability from its relationship with each Fund was reasonable.

The Board considered the effect of each Fund's potential growth and size on its respective performance and fees, noting that the Fund does not have an advisory fee. As a result, a consideration of any economies of scale to be realized with respect to the advisory fee was not applicable. The Board noted that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other expenses.

In approving the Investment Advisory Agreement with respect to each Fund, the Board of Trustees, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Trustees reached the following conclusions regarding the Investment Advisory Agreement with respect to each Fund, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the Advisor is likely to execute its investment strategies consistently over time; and (d) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Trustees determined that approval of the Investment Advisory Agreement with respect to each Fund would be in the interests of the Fund and its shareholders.

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
INDEPENDENT TRUSTEES
REBECCA ADAMSON AGE: 56	Trustee	1989	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	12	Tom's of Maine Calvert Foundation
RICHARD L. BAIRD, JR. AGE: 57	Trustee	1982	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	21
FREDERICK A. DAVIE, JR. AGE: 49	Trustee	2001	Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	9	Auburn Seminary FoodChange Faith Center for Community Development
JOHN GUFFEY, JR. AGE: 57	Trustee	1982	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	23	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
JOY V. JONES AGE: 55	Trustee	1990	Attorney and entertainment manager in New York City.	12	Chair, Advisory Board of Lienhard School of Nursing, Pace University Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 60	Trustee	1982	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	11	Hampshire County United Way Cyberlore Studies, Inc. Calvert Foundation Ben & Jerry's Homemade, Inc.
SYDNEY AMARA MORRIS AGE: 56	Trustee	1982	She currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School.	9
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 53	Trustee & Senior Vice President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
D. WAYNE SILBY, Esq. AGE: 57	Trustee, Chair & President	1982	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003)	26	Ameritas Acacia Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
CATHERINE S. BARDSLEY, Esq. AGE: 56	Secretary	1982	Partner, Kirkpatrick & Lockhart Nicholson Graham LLP, the Fund's legal counsel.
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 55	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 40	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
CATHERINE P. ROY AGE: 49	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Assistant Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Asset
Allocation
Funds

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to
prospective investors unless preceded or accompanied by a prospectus.

Calvert's
Family of Funds

Tax-Exempt
Money Market Funds
CTFR Money Market Portfolio

Taxable
Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Municipal Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that John G. Guffey, Jr., an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 9/30/05		Fiscal Year ended 9/30/04
	$	%*	$	% *

(a) Audit Fees	$106,150		$67,650
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$21,120	0%	$11,550	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$127,270	0%	$79,200	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/05		Fiscal Year ended 9/30/04
$	%*	$	% *
$21,000	0%*	$0	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since last disclosure in response to this Item on registrant's Form N-CSR for the period ending March 31, 2005.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND

By:	/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
Senior Vice President -- Principal Executive Officer

Date: January 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
Senior Vice President -- Principal Executive Officer

Date: January 31, 2006

/s/ D. Wayne Silby
D. Wayne Silby
President -- Principal Executive Officer

Date: January 31, 2006

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: January 31, 2006